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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-3091

Name of Fund: Merrill Lynch Series Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service:
     Terry K. Glenn, President, Merrill Lynch Series Fund, Inc.,
     800 Scudders Mill Road, Plainsboro, NJ, 08536.
     Mailing address: P.O. Box 9011,
     Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/04

Date of reporting period: 01/01/04 - 06/30/04

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MERRILL LYNCH SERIES FUND, INC.
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SEMI-ANNUAL REPORT
JUNE 30, 2004
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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 2004
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DEAR SHAREHOLDER:

We are pleased to submit this semi-annual report for Merrill Lynch Series Fund, Inc., in which we summarize the investment performance of each Portfolio and outline our views on the investment environment. Performance information for each Portfolio, excluding the Money Reserves Portfolio, can be found in the tables on page 12 of this report to shareholders.

BALANCED CAPITAL STRATEGY PORTFOLIO

For the six-month period ended June 30, 2004, Balanced Capital Strategy Portfolio had a total return of +2.51%. The unmanaged equity benchmark, the Standard & Poor's 500 (S&P 500) Index, returned +3.44%, while the unmanaged fixed income benchmark, the Lehman Brothers Aggregate Bond Index, returned +.15% for the same period.

The direction of the U.S. financial markets in the first half of 2004 was driven by changing assessments of the pace and sustainability of economic growth, inflation trends, Federal Reserve Board policy, energy prices and geopolitical events. During the initial months of the period, accelerating economic growth, benign inflation, accommodative monetary and fiscal policies, and powerful corporate profit gains drove stock prices higher. In March and April, however, stock prices experienced a sharp correction as the prospect of rising interest rates in the United States, slowing economic growth in China, $40 per barrel oil prices, and continued instability in Iraq raised investor concerns over the pace of future economic and earnings growth. Stock prices recovered handsomely in the final months of the period as forecasts for economic growth continued to increase, interest rates stabilized, commodity prices (including oil) moderated, and equity valuations became more attractive.

The value style of investing comfortably outpaced the growth style over the period, as the S&P 500 Barra Value Index gained 4.17% while the S&P 500 Barra Growth Index gained a more modest 2.72%. Nevertheless, all major indexes, investment strategies and market capitalization categories showed positive returns for the six-month period. The bond market has struggled this year as rising oil prices, accelerating inflationary pressures and tightening Federal Reserve Board policy initiatives continued to inhibit fixed income investors.

The Portfolio's asset allocation remained favorable during the period, and equities substantially outpaced their benchmark while bonds slightly underperformed. Within the equity portfolio, favorable stock selection in the consumer staples sector was a significant contributor to the outperformance, driven by strong gains in Avon Products, Inc. and Kimberly-Clark Corporation and the benefit of not owning Altria Group, which declined approximately 9% during the period. Our overweight position and good stock selection in the energy sector furthered our outperformance, led by strong gains in Devon Energy Corporation and Murphy Oil Corporation. Good stock selection in the healthcare sector also contributed favorably, with solid advances in Aetna Inc. and Baxter International Inc. Our overweight position and good stock selection in the industrials sector proved beneficial thanks to double-digit returns from holdings in Raytheon Company and Tyco International Ltd. These factors more than offset weakness in the consumer discretionary sector where poor performance from media holdings Clear Channel Communications, Inc., Viacom, Inc. and The Interpublic Group of Companies, Inc. detracted from results. Our overweight position in the weak materials sector also extracted a performance penalty, driven by weakness in United States Steel Corporation, Weyerhaeuser Company and Alcoa Inc.

Within the fixed income portfolio, our concentration in those areas of the market with a lower correlation to U.S. Treasury issues enabled us to avoid a great deal of interest rate volatility while also achieving attractive total returns. Fixed income performance further benefited from a relatively short portfolio duration, which served to better protect our fixed income assets as interest rates rose in the latter half of the period.

We continued to adjust our holdings during the period in response to ongoing market volatility. Within the equity portfolio, we increased positions in a number of holdings where improving fundamentals and

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declining stock prices offered attractive buying opportunities. Railroad companies Burlington Northern Santa Fe Corporation and CSX Corporation are reporting accelerating traffic trends and improved pricing while the stocks continue to languish at low valuation levels. Aerospace-related companies Northrop Grumann Corporation and United Technologies Corporation are benefiting from a return of commercial airline capacity and growing flight hours, yet their stocks remain depressed. The advertising market appears to be recovering nicely, benefiting companies such as Viacom and Interpublic Group whose stocks remain near 52-week lows. We added a number of new names to the portfolio, including Comcast Corporation. Fundamentals are strong with steady subscriber growth, improving margins and rapidly accelerating free cash flow while the stock sells at near record low valuation levels due to concerns over the company's aborted bid for The Walt Disney Company and intensifying competitive pressures. At Office Depot, Inc. solid economic growth and rising employment trends bode well for the office products business. Complemented by an improved competitive position and internal product mix enhancements, we believe this company is poised for a strong earnings recovery while its stock sells at a modest valuation.

We began to increase our healthcare exposure, introducing positions in pharmaceutical manufacturers GlaxoSmithKline PLC and drug distributor AmeriSource Bergen Corporation. Our underweight position in this sector has been beneficial, and we currently find several interesting values emerging in this group. Glaxo is among the cheapest of the global pharmaceutical companies, selling at a low multiple of earnings and offering a near 5% dividend yield. The company is financially strong, generates substantial free cash flow, is actively repurchasing shares and offers superior growth prospects in 2005 and beyond as patent expiry pressures abate. AmeriSourceBergen declined sharply after losing a large government contract, affording us an attractive opportunity to buy shares. AmeriSourceBergen should benefit from increased drug consumption and the Medicare drug benefit plan, which are expected to drive double-digit revenue and earnings growth and stock price appreciation. We reconfigured our energy holdings, selling both Anadarko Petroleum Company and Royal Dutch Petroleum Company, increasing our existing position in EnCana Limited and introducing Total SA to the portfolio. We were underwhelmed with the initiatives articulated by Anadarko Petroleum's new management team and disturbed by the negative oil reserve revisions at Royal Dutch Petroleum, prompting us to eliminate these holdings. Total, by contrast, has consistently delivered superior growth, returns and free cash flow while selling at a discount to its global oil peers. We reduced positions in a number of economically sensitive investments such as Carnival Corporation, ITT Industries, Inc. and Tyco International Ltd., and eliminated Nucor Corporation from the portfolio as these stocks have performed well in response to favorable economic developments. We also eliminated two insurance stocks, Cigna Corporation and XL Capital Limited, from the portfolio. Cigna's price has recovered sharply from its earnings-related decline in 2003, while XL Capital is confronting an increasingly price-competitive commercial insurance market.

In the fixed income portion of the Portfolio, we maintained overweight positions in both investment grade and high yield corporate bonds and in commercial mortgage-backed securities. During the six-month period, we modestly increased our exposure to high yield securities and initiated positions in a number of crossover credits, which have a split rating--half investment grade and half non-investment grade. We reduced our weighting in high-quality sectors, such as banks, finance companies and broker/dealers, as we believe these sectors were both overvalued and particularly sensitive to an anticipated widening in quality spreads. In February, we shifted to a shorter duration profile in an effort to cushion the fixed income portfolio from the negative effects of an expected rise in interest rates.

Our asset allocation position at period-end showed 67.0% of portfolio net assets invested in equities and 33.0% in debt securities (including short-term investments). This compares to 66.1% in equities and 33.9% in debt securities, which includes short-term investments at the end of December 2003. After reducing our equity allocation and the procyclical bias of the Portfolio earlier in the year in light of the magnitude of the stock market's gain, associated increase in valuation and increased difficulty in finding undervalued securities, we began to reverse this decision and redeploy cash to equities as the market consolidation of March and April presented more attractive investment opportunities. This proved to be a fortuitous decision given the market's subsequent advance.

We continue to anticipate a constructive environment for equities as we move through the remainder of 2004, driven by solid economic growth, stable interest rates and inflation, improved corporate and consumer confidence, and sharply rising corporate earnings. We believe bonds look fairly valued with inflation-adjusted interest rates approaching long-term historical averages. We believe profit-making

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opportunities in the fixed income markets will be limited, however, as the
Federal Reserve Board continues to reverse its long-standing accommodative monetary policy position by increasing short-term interest rates. Finally, we expect these developments to be accompanied by continued volatility as economic and political events affect short-term investor sentiment, and will look to be opportunistic in our asset allocation decisions, taking advantage of the Portfolio's flexibility.

CORE BOND STRATEGY PORTFOLIO

The first six months of the year can be described as a tale of two quarters. At the beginning of the year, the yield on the 10-year Treasury bond stood at 4.25%. In the three months that followed, interest rates bottomed at 3.84% on fears that the economy was not growing and concerns over the relatively weak employment picture.

In the second quarter, a surge in job creation led to a dramatic rise in interest rates, with the 10-year Treasury bond closing at a yield of 4.58% by the end of June. The improvement in employment, along with an up-tick in inflation, led the Federal Reserve Board to raise short-term interest rates for the first time in more than four years on June 30. We also saw the spread between short-term and long-term interest rates--as measured by two-year and 10-year rates--flatten by more than 50 basis points (.50%).

In addition, the overall environment continued to reward investors for taking on risk, as spread sectors continued to outperform the Treasury sector. For example, excess returns for the high yield and crossover credit sectors were 135 basis points and 96 basis points, respectively. The asset-backed and mortgage sectors also had positive excess returns.

For the six-month period ended June 30, 2004, Core Bond Strategy Portfolio had a total return of +.13%. This compared to a return of +.15% for the benchmark Lehman Brothers Aggregate Bond Index for the same period.

Portfolio returns were competitive with the benchmark, and we attribute this primarily to our focus on higher-beta credits, which continued to perform well throughout the period. By maintaining our focus on spread sectors--those areas of the market with a lower correlation to Treasury issues--we were able to avoid a great deal of interest rate volatility while also achieving more attractive total returns. In general, we maintained a 13%-15% overweight to spread sectors throughout the period. This included overweight positions in both investment grade and high yield corporate bonds and in commercial mortgage-backed securities (CMBS).

We also maintained a duration profile shorter than that of our benchmark in an effort to cushion the portfolio from the price impact associated with a rise in interest rates. This positioning was established in late February 2004 and, although it hurt performance early in the period as interest rates declined, it aided performance later in the period as interest rates began to rise. In general, we maintained a duration profile 3%-10% below that of our benchmark.

Changes made during the past six months were generally tactical. Although the Portfolio remained overweight in spread sectors, we reduced our overweighting from 15%-17% above the benchmark to approximately 13%-15% above benchmark. We maintained an aggressive overweight to the BBB-rated corporate sector during the period and consistently maintained an overweight of about 5% to investment grade corporates. In the high yield space, we increased our exposure modestly from 3% of net assets to 4%. Primarily, we moved from a broad market exposure to the high yield asset class to individual security selection in crossover credits. We had zero exposure to crossover credits at the beginning of the period, and currently have 2% of net assets invested in these types of issues. (As their name implies, crossover credits have a split rating--half investment grade and half non-investment grade.) In our view, the easy money had already been extracted from the high yield market. Rather than benefiting from the general outperformance of the high yield asset class, we began to focus more on individual bond selection.

While increasing our high yield exposure, we reduced our weighting in high-quality sectors, such as banks, finance and broker/dealer paper, based on our belief that these sectors were overvalued and would be particularly sensitive to a widening in quality spreads. Overall, we reduced exposure to this sector by 3%. We continued to maintain a 4% overweighting to CMBS throughout the period.


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Another broad change during the period involved the previously mentioned shift in the Portfolio's duration profile. Our shift from a neutral to a relatively short duration stance was based on our belief that several important factors would fuel economic growth in the first half of 2004, thereby forcing interest rates higher. The final change also had to do with our view on interest rates. We expected that interest rates would be less volatile than was priced into the market and, for that reason, we set out to sell volatility. This was accomplished by selling options on the 10-year Treasury note. We executed these types of transactions on two occasions during the period at a profit to the Portfolio.

At period-end, the portfolio's duration remained short relative to the benchmark. We also maintained a 13% overweight to spread sectors, broken down as follows: 3% overweight corporates, 4% CMBS, 4% high yield and 2% crossover credits. In general, we believe improving economic conditions should continue to support the high yield and investment grade corporate bond sectors. We believe the overall economic environment is still conducive to corporate profitability, corporate deleveraging and improving free cash flows, all of which should continue to benefit corporate bonds. In the high yield space, we are at the higher end of the quality spectrum--BB and BBB.

Broadly speaking, we would look to reduce exposure to higher-beta sectors and to spread sectors in general as spreads (versus 10-year Treasury issues) continue to contract. Having said that, we believe there is still an opportunity to extract value out of those sectors that we find to be inexpensive relative to their underlying fundamentals. As far as duration is concerned, we believe the bond market starts to represent value when the 10-year Treasury yield approaches 5%. At that point, we would look to reduce our duration-short profile.

While the Federal Reserve Board has begun raising short-term interest rates, we believe the Fed seems more inclined to be slow and steady in adjusting monetary policy so as to avoid derailing the sustainability of the current economic recovery.

FUNDAMENTAL GROWTH STRATEGY PORTFOLIO

For the six-month period ended June 30, 2004, Fundamental Growth Strategy Portfolio had a total return of +3.21%. For the same period, the Portfolio's benchmark, the Standard & Poor's 500 (S&P 500) Index, returned +3.44% while the S&P 500 Barra Growth Index returned +2.72%.

Portfolio performance benefited from our focus on the largest of the large-capitalization growth companies in the healthcare, energy, consumer discretionary and industrial sectors. Individual stocks that contributed meaningfully to performance included Alcon, Inc., Yahoo! Inc., Boston Scientific Corporation, Gilead Sciences, Inc., DENTSPLY International Inc., Varian Medical Systems, Inc., Devon Energy Corporation, Schlumberger Ltd., BJ Services Company, Baker Hughes Incorporated, Apollo Group, Inc., Career Education Corp. (which we have sold out of the portfolio), 3M Co., Rockwell Automation, Inc., eBay Inc., Starbucks Corporation, Coach, Inc., Nike, Inc. and Staples, Inc.

The Portfolio also benefited from our avoidance of certain large-capitalization growth companies--those where we determined the growth prospects were not as good as generally perceived. These companies included Wal-Mart Stores Inc., The Coca-Cola Company, Fannie Mae, Pfizer Inc., Amgen Inc. and International Business Machines Corporation.

Portfolio performance was handicapped by its investment in several major information technology companies. Information technology stocks that detracted meaningfully from performance were EMC Corporation and SanDisk Corporation. In our view, these companies are leaders in two of the major growth opportunities for information storage in digital data, video and audio formats. Large investment weightings in Intel Corporation and Texas Instruments Incorporated also had a negative impact on performance.

The most significant change during the period involved the substantial reduction of our overweight position in the consumer discretionary sector relative to the S&P 500 Barra Growth Index. We liquidated our positions in Krispy Kreme Doughnuts, Inc. and Ross Stores Inc., in both cases due to a change in the fundamental business outlook for the companies. We also meaningfully reduced our investment weightings in Coach, Inc., eBay Inc., Lowe's Companies, Inc. and Starbucks Corporation, as each of the stocks reached relatively high valuations. Mandalay Resort Group was liquidated at a profit after the management of MGM Mirage Inc. announced its intention to pursue an acquisition offer.

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We increased our overweight position in the industrials sector, investing in companies in the heavy-duty truck manufacturing industry, such as Cummins Inc., Eaton Corporation and PACCAR Inc. We also increased the Portfolio's information technology weighting by re-introducing Microsoft Corporation into the portfolio. We had liquidated our position in late March 2003 on concerns about competition from Linux operating systems and application software. In our opinion, the currently lower stock valuation within the context of a new operating system upgrade cycle over the fiscal year make the stock an attractive investment. Corning Incorporated was added to the portfolio given the emerging, and what we believe are substantial, growth opportunities in the new flat panel, electronic liquid crystal screen markets for computer and audio/visual device products. Motorola, Inc. also was added to the portfolio after the management reported a surprising and sharp upturn in business fundamentals under the new chairman and chief executive officer, Edward Zander.

The best investment performance during the first half of 2004 came from value stocks and companies in the mid-capitalization to small-capitalization sectors. However, in the last months of the current period, the larger-capitalization growth companies started to produce better stock price returns, on a relative basis.

It appears that investors expect the current economic expansion to slow down substantially, given that stocks in the consumer staples sector have produced above-average investment returns during the first half of 2004. On the contrary, we believe the economic expansion is continuing, with the impetus for real and nominal growth shifting from consumer spending to spending on capital investment. Approximately a year ago, federal legislators passed an accelerated depreciation tax incentive for capital investment. The legislation requires that the spending take place before the end of calendar year 2004. In our view, this tax incentive may motivate corporate managements to spend on upgrading and expanding information technology infrastructure in 2004.

Currently, the Portfolio is positioned to benefit from increased capital investment in the United States and in China over the next year. Compared to the S&P 500 Barra Growth Index, the Portfolio is overweight in the energy, information technology, industrials and materials sectors. Investments in the energy and industrials sectors have contributed to performance so far in 2004, whereas the primary detractor has been investments in the major information technology companies.

GLOBAL ALLOCATION STRATEGY PORTFOLIO

During the six months ended June 30, 2004, global earnings recovery continued with many companies reporting strong numbers. Despite the solid corporate earnings, however, financial markets were held back, struggling to assess the implications of an up-tick in the interest rate cycle and tighter financial conditions globally.

Markets started 2004 positively as investors continued to focus on increasingly tangible prospects for a global economic recovery. However, positive sentiment weakened slightly and markets entered a trading range as macroeconomic data displayed a mixed picture toward the end of the first quarter. News of the Madrid terrorist bombings in March caused further declines in investor sentiment. Concern about U.S. interest rates rising was an increasingly dominant theme during the period, with the Federal Reserve Board announcing a widely anticipated 25 basis point (.25%) interest rate increase on June 30, 2004. Oil pricing also was a major focus, and equity markets were tested by the prospect of a sustained period of high oil prices. A high oil price leads to higher costs for consumers and businesses, and could translate into either lower profit margins for companies, or to cost-push inflation.

For the six-month period ended June 30, 2004, Global Allocation Strategy Portfolio had a total return of +3.24%. Portfolio results were slightly below the +3.85% return of its broad-based, all-equity benchmark, the unmanaged Financial Times Stock Exchange (FTSE) World Index, but significantly exceeded the +1.84% return of its Reference Portfolio for the six-month period. Since the Portfolio invests in a combination of equities and bonds, the Reference Portfolio provides a truer representation of the Portfolio's composition and, therefore, a more comparable means for measurement. Returns for each component of the Reference Portfolio for the six months ended June 30, 2004, were as follows: the S&P 500 Index returned +3.44%; the FTSE World Index (Ex-U.S.) returned +4.26%; the Merrill Lynch Treasury Index GA05 Index returned -.51%; and the Citigroup World Government Bond Index (Ex-U.S.) returned -1.86%.


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The Portfolio also outperformed its comparable Lipper category of Global Core
Funds, which posted an average return of +2.45% for the six-month period ended June 30, 2004. (Funds in this Lipper category invest in companies inside and outside the United States. Core funds typically have an average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value comparable to the S&P/ Citigroup World Broad Market Index.)

The Portfolio's performance reflected an asset allocation strategy that included a generally neutral position in equities and a significantly underweight position in fixed income, particularly high-quality, long-term U.S. government bonds. The Portfolio benefited from the continued broad-based appreciation in global equity markets, notably in the United States and Japan, as well as effective stock selection in the financials, consumer staples and telecommunications sectors. The Portfolio's overweight position in international equities contributed to its outperformance of the Reference Portfolio.

Although the Portfolio was underweight in fixed income as a whole thereby helping to mitigate the impact of weakness in that sector, it continued to benefit from the makeup of its fixed income component. This included significant exposure to U.S. corporate and high yield securities as well as European and Canadian sovereign debt, which we favored over U.S. Treasury issues.

We continued to focus on attractively valued stocks, particularly in the United States and Asia. Our strategy included taking profits in those stocks that outperformed, notably in the financials, information technology and energy sectors in the earlier part of the period. We began the period with an equity weighting of 59% of net assets, which is slightly underweight relative to the Reference Portfolio's 60% allocation. As of June 30, 2004, the Portfolio's equity allocation stood at a relatively neutral 60%, reflecting an increase in Asian equity exposure, which was partially offset by a reduction in European equity exposure.

The Portfolio was significantly underweight in fixed income securities for the duration of the six-month period. At the start of the period, approximately 21% of the Portfolio's net assets was invested in bonds worldwide compared to the Reference Portfolio's fixed income allocation of 40%. While exposure to U.S.-denominated corporate bonds and euro-denominated corporate bonds decreased due to profit-taking, the Portfolio increased its weighting in British pound-denominated bonds. Consequently, the Portfolio's fixed income weighting remained at 21% of net assets at the close of the period. (The Portfolio's U.S. fixed income exposure includes bonds of non-U.S. issuers denominated in U.S. dollars.)

Approximately 4% of the Portfolio's net assets was invested in convertible securities as of June 30, 2004, compared to 4.4% at December 31, 2003. These securities are reported as a portion of the Portfolio's fixed income securities, although some of these securities may tend to perform similar to equities. Given the changes outlined above, the Portfolio's cash holdings decreased from 20% of net assets to 19% over the past six months. Cash is actively managed and, as such, allocations to cash are an integral part of the Portfolio's investment strategy. In the Portfolio's current strategy, cash can be considered zero-duration fixed income investments and includes short-term U.S. dollar and non-U.S. dollar fixed income securities and other money-market type instruments.

Compared to its Reference Portfolio, the Portfolio ended the period relatively neutral in equities (60%), significantly underweight in fixed income securities (21%) and overweight in cash reserves (19%). Within the equity segment, the Portfolio was underweight in U.S. and European stocks and overweight in Asian stocks. In terms of sector allocations, the Portfolio was overweight in the energy, materials and telecommunications industries and underweight in the healthcare, industrials, consumer discretionary, financials, consumer staples, utilities and technology sectors. The Portfolio ended the six-month period with little exposure to long-term, high-grade fixed income securities. We find the yields on these instruments to be unattractive given the associated risk of future interest rate increases.

As for currency exposure, we ended the period with an underweight in the euro and the Japanese yen and overweight the U.S. dollar. We have small overweight positions in several Asian currencies.

The investment team continues to look for undervalued companies that are expected to generate above-average rates of return. At the close of the period, the Portfolio's equity allocation--although neutral relative to our Reference Portfolio--was still higher than during most of the Portfolio's history. For that reason, we expect the Portfolio may exhibit a somewhat higher beta versus the S&P 500 Index and higher volatility in net asset value than historically has been the case. Nevertheless, given the Portfolio's current

                                        6
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positioning, we believe that both of these measures should remain below those typical of most all-equity funds in most market conditions.

HIGH YIELD PORTFOLIO

For the six-month period ended June 30, 2004, High Yield Portfolio had a total return of +2.57%, compared to a return of +2.47% for the benchmark Credit Suisse First Boston High Yield Index. The Portfolio's performance compared favorably to that of the Lipper High Current Yield Funds category, which has an average return of +1.15% for the same period. (Funds in this Lipper category aim for high relative current yield from fixed income securities. There are no quality or maturity restrictions, but the funds tend to invest in lower-grade debt issues.)

Favorable security selection outweighed adverse sector allocation decisions during the period. In particular, security selection was strong in airlines, transportation and the "energy-other" category. Our strategy of avoiding unsecured airline paper proved beneficial, as many of these bonds declined precipitously during the period in response to rising fuel prices and continued financial distress at several large carriers. As for sector allocation, our overweight in airlines proved detrimental to performance, as the entire sector weakened owing to the factors cited above. Our average cash position of about 6% during the period also was a drag on performance. In contrast, our underweights in cable, telecommunications and utilities aided returns. All three sectors are faced with intense price competition. Overweights in steel and manufacturing also boosted returns, as both sectors are benefiting from the strengthening economy.

At the individual issuer level, the bonds of American Commercial Lines LLC and Energy Corporation of America rose significantly in the past six months. American Commercial Lines' restructuring has moved along well, and business conditions in the inland barge sector have improved. Energy Corporation reported good quarterly earnings, as natural gas prices have remained quite strong. On the downside, the bonds of packaging manufacturer Tekni-Plex, Inc. traded off from well over par, due to concerns over high resin costs. The bonds of independent power producer Calpine Corporation sagged on a weak earnings report. The industry remains plagued with overcapacity. The bonds of Trico Marine Services (a small portfolio holding) fell sharply during the period, as this supply boat company defaulted. We are evaluating the potential for bondholder recovery in this restructuring.

The six-month period was a volatile one for the high yield asset class. The period saw heavy mutual fund outflows, a sharp sell-off in the U.S. Treasury market in April, and a large new-issue calendar. Offsetting these negative factors were a declining default rate, healthy economic data (particularly in the industrial sector) and modestly rising equity markets. Against this backdrop, the spread of the CSFB High Yield Index over U.S. Treasury issues narrowed to 456 basis points (4.56%), in from 486 basis points at year-end 2003. As was the case in 2003, the lowest tier of the credit universe--those securities in the CCC and distressed rating categories--recorded the best total return for the period.

The period started off well, with three straight months of positive returns, as the strong momentum from the fourth quarter of 2003 continued into the new year. The picture changed abruptly in late April, as the Treasury market decline, coupled with heavy new-issue supply and large mutual fund redemptions, proved to be a lethal mix for the high yield market. Perhaps spurred by May's correction and continued solid economic numbers, flows into high yield mutual funds turned positive in June and the market posted a healthy return of +1.55%, as measured by the CSFB High Yield Index, for the month.

We expect that U.S. economic growth will moderate in the latter half of the year, owing to a confluence of negative factors--sustained high oil prices, rising interest rates and heightened geopolitical concerns. Nevertheless, we expect the default rate to continue to decline, reflecting the overall improvement in market credit quality due to recent trends in new issuance and the healthy economy. In addition, the distressed debt proportion of the high yield universe has shrunk dramatically since mid-2002. Finally, we expect lower-tier credits will continue to have access to the capital markets, thus enabling refinancing and/or debt paydowns. Moody's Investors Service reported that the global speculative-grade default rate for the 12 months ended June 30, 2004, declined to 3.3%. The agency projects that the default rate will decline to 2.8% by the end of 2004. We believe that declining default risk will be a key driver of the market's return for the second half. While said return is likely to be modest (low-to-mid single digits), we expect that high yield will be one of the best-performing fixed income asset classes, given the sector's historically low correlation with Treasuries.

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We selectively participated in the new-issue market, which was quite active during the period, as issuers sought to take advantage of the low interest rate environment. Among our larger purchases were bellwether issuer Allied Waste North America, Inc., Emmis Operating Company (a radio and TV broadcaster), Pacific Energy Partners, LP (a privately held partnership that transports crude oil through its pipeline network), Pride International, Inc. (a large contract driller) and Superior Essex Communications LLC (a manufacturer of wire and cable products). We made a number of sales owing to a large redemption. Major sales included the bonds of Caraustar Industries, Case New Holland, Dana Corporation, Silgan Holdings, Inc. and Trump Holdings.

The Portfolio's industry weightings changed modestly during the period. Consumer products, diversified media and manufacturing increased, largely reflecting new-issue purchases. U.S. cable declined significantly because of the redemption of a preferred stock of CSC Holdings. This security had been one of the Portfolio's largest holdings. Our exposure to the paper sector also declined materially, reflecting a tender (Ainsworth Lumber Company) and sales of several high-quality names for relative value reasons as well as one distressed credit (Doman Industries). Our weighting in wireless also declined, again reflecting sales for relative value reasons and our concerns about increasing competition.

Our heaviest overweights relative to the CSFB High Yield Index are in "energy-other," packaging and diversified media. Energy-other includes propane and fuel oil distributors (both of which are quite recession resistant) as well as several oil service credits, which should do well in the current favorable pricing environment. We favor packaging for its stable end markets. We have trimmed some positions for relative value reasons and because of our concerns over possible margin erosion due to high resin prices. Diversified media, which includes several yellow pages publishers, tends to be a stable sector with good free cash flow. We are underweight in healthcare and information technology, as we feel both sectors offer poor relative value in light of the risks--that is, government reimbursement in the case of healthcare and rapid technological change in information technology.

As evidenced by our purchase activity, we strive to diversify our holdings across a number of sectors. We prefer issuers that are leaders in their industries. As of June 30, 2004, the Portfolio's average credit rating was B as measured by Standard & Poor's, comparable to the average rating of our benchmark. The Portfolio's cash position was approximately 6% at the close of the period.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

The first six months of the year can be described as a tale of two quarters. At the beginning of the year, the yield on the 10-year Treasury bond stood at 4.25%. In the three months that followed, interest rates bottomed at 3.84% on fears that the economy was not growing and concerns over the relatively weak employment picture.

In the second quarter, a surge in job creation led to a dramatic rise in interest rates, with the 10-year Treasury bond closing at a yield of 4.58% by the end of June. The improvement in employment, along with an up-tick in inflation, led the Federal Reserve Board to raise short-term interest rates for the first time in more than four years on June 30. We also saw the spread between short-term and long-term interest rates--as measured by two-year and 10-year rates--flatten by more than 50 basis points (.50%).

In addition, the overall environment continued to reward investors for taking on risk, as spread sectors continued to outperform the Treasury sector. For example, excess returns for the high yield and crossover credit sectors were 135 basis points and 96 basis points, respectively. The asset-backed and mortgage sectors also had positive excess returns.

For the six-month period ended June 30, 2004, Intermediate Government Bond Portfolio had a total return of +.39%. This compared to a return of +.26% for the benchmark Citigroup Government/Mortgage Index for the same period.

In managing the Portfolio, we continued with a theme we wrote about in our annual report to shareholders. That is, we maintained virtually no exposure to agency debentures in favor of structured product. Our emphasis on structured product continues to be weighted toward the commercial real estate sector, where we are able to receive incremental yields over agency debentures without the prepayment and extension risk that exists in the residential mortgage market.

As interest rates rise and it becomes more expensive for individuals to own homes, we believe the multifamily subsector of the commercial real estate sector will benefit the most. It is expected that more people are likely to rent because of the increased costs associated with buying, providing a boost to the sector. We increased the Portfolio's overall exposure to this sector by raising the allocation in the Ginnie Mae project loan market. In addition, we purchased specific tranches of project loan collateralized mortgage obligations to further take advantage of this view.

In addition to individual security selection in these sectors, we also utilized derivative applications to gain exposure to certain markets. Throughout the period, we added to our overweight positions in spread product through the use of total return swaps in the mortgage and commercial mortgage-backed securities sectors. By using the derivative market, we were able to receive the return of the appropriate index in exchange for a floating rate payment.

Going forward, we intend to maintain our overweights to structured product and continue to use the derivatives market to help implement our overall asset allocation decisions. Given the recent duration extension of the benchmark, we have positioned the Portfolio's duration slightly shorter relative to that of the benchmark. We expect the Federal Reserve Board to continue to increase interest rates in the near term, but at a much slower pace than investors seems to be anticipating.

LARGE CAP CORE STRATEGY PORTFOLIO

Large Cap Core Strategy Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies that Portfolio management selects from among those included in the Russell 1000 Index. Our investment process attempts to add value through both security selection and portfolio construction. Security selection involves the use of quantitative selection criteria, including earnings momentum, earnings surprise and valuation. These criteria are input into a proprietary quantitative model and are subject to selective fundamental overrides. Portfolio construction consists of an optimization process with risk management controlling style, capitalization, sector and individual security allocations.

For the six-month period ended June 30, 2004, Large Cap Core Strategy Portfolio had a total return of +5.30%, 1.97 percentage points ahead of the benchmark Russell 1000 Index, which returned +3.33%. The Portfolio's relative outperformance was a result of stock selection within the healthcare, telecommunication services and utilities sectors, which was partially offset by poor stock selection in information technology. The Portfolio also benefited from an underweight position in materials.

Concerns that inflation and interest rates may rise at a faster pace than previously assumed inevitably led to worries about how the economy and financial markets might be affected. Leveraged activities increased during the long period of exceptionally low interest rates, raising the question of how much damage will be caused as interest rates increase. We doubt that rising interest rates will pose a major threat to the economy during the next year. Even if interest rates rise at a faster pace than currently discounted, it is hard to imagine that monetary policy will become restrictive in the next 12 months. Such a restrictive policy stance would be signaled by interest rates at or above nominal gross domestic product growth and/or a flat or inverted yield curve. Eventually this point will come, but probably not before 2006. In past cycles, the economy did not run into major problems until the yield curve became flat or inverted. We believe this is a long way off. The bottom line, in our view, is that the economic outlook for 2005 remains bright. The gradual withdrawal of policy stimulus means that growth will slowly decelerate. In our opinion, there is no reason why growth should fall significantly until policy becomes restrictive or there is a negative shock that throws the economy off course. As far as the financial markets are concerned, investors have had sufficient warning to unwind leveraged trades that are vulnerable to higher short-term interest rates. The Federal Reserve Board has been careful to telegraph its intentions in order to avoid a repeat of 1994, when rising interest rates caught many highly leveraged investors off guard.

As of June 30, 2004, the Portfolio's largest overweights included consumer discretionary and information technology, although our overweighting is as low as it has been in some time. Portfolio underweights included financials, consumer staples and industrials. We expect to continue to increase quality and capitalization while also reducing cyclicality during the balance of the year. At the same time, we continue to focus on companies with good earnings momentum, earnings surprise and valuation characteristics.

From a sector standpoint, we increased our weightings in energy, materials and healthcare and decreased our exposure to information technology, telecommunication services, industrials and financials. Our largest purchases included ChevronTexaco Corporation, ConocoPhillips, Lucent Technologies Inc., QUALCOMM Incorporated, McDonald's Corporation and Xerox Corporation, while our largest sales included Dell, Inc., Cisco Systems, Inc., Sprint Corporation, Oxford Health Plans, Inc. and National Semiconductor Corporation.

The stock market has had to deal with much bad news in recent months including a tense geopolitical situation, high oil prices and a repricing of Fed policy. Moreover, equities were due for a pause given that the S&P 500 Index rose more than 40% between March 2003 and March 2004, almost without a break. Under the circumstances, the market's recent stumble so far has been minor, with the S&P 500 Index suffering a peak-to-trough decline of a little more than 6%. It would have been much worse but for the continued impressive performance of corporate earnings.

The turnaround in corporate finances in the past few years has been truly spectacular. Profit margins have hit a new post-World War II high. The combination of tight cost control, surging productivity and improved sales volumes has allowed the corporate sector to thrive despite limited pricing power. Earnings will likely continue to rise in the next year, but the pace of growth may decelerate. Margins actually dipped lower in the first quarter of 2004 and a more pronounced decline will have occurred in the second quarter given that productivity growth slowed sharply. Estimates of forward earnings continue to rise strongly. The eventual combination of a sharp deceleration in earnings growth and rising interest rates is not exactly positive for stocks. This is especially true given that valuations are at best neutral. The forward price-earnings ratio is still high by historical standards, but looks reasonable when adjusted for the level of interest rates. However, interest rates are headed up, not down. There is still a good chance that stocks will make further gains in the near term. Interest rates, although rising, will still be at historically low levels for some time, and earnings growth, although decelerating, will still be decent.

Our view is that consumers should be relatively immune to the initial phase of interest rate increases, assuming oil prices abate, because of the improvement in incomes. We also believe that the bond market is in a rally phase inside this cyclical bear market that started last June, and that the equity market is the most difficult call. We have been concerned about the rise of the dollar, the rise of interest rates, the rise of oil prices and geopolitics. We have gotten some relief from the lower dollar and declining interest rates. As for oil prices, the best we can say is that at least they seem to have stopped going up, and the geopolitical backdrop is still a concern.

Putting this all together, we believe that rising earnings will eventually carry stock prices higher as concerns about interest rates, oil prices, global uncertainty and the presidential election eventually pass or have improved to some degree.

MONEY RESERVE PORTFOLIO

For the six-month period ended June 30, 2004, Money Reserve Portfolio had a net annualized yield of .79%. As of June 30, 2004, the Portfolio had a seven-day yield of .88%. The average portfolio maturity was 61 days at June 30, 2004, compared to 67 days at December 31, 2003. During the six-month period, the Portfolio maintained an average life ranging from a low of 55 days to a high of 72 days.

During the first quarter of 2004, U.S. gross domestic product (GDP) growth slowed slightly to 3.9%, down from 4.1% in the previous quarter. Expectations are for growth to remain at roughly the same pace or to slow slightly into the second half of 2004. While economic growth was relatively strong during the first quarter, the lack of job growth and benign inflation kept the Federal Reserve Board (the Fed) on the sidelines. However, a surge in the March employment numbers, as well as a sharp rise in core prices in the first quarter, resulted in a change in attitude on the part of the Fed. While the Federal Open Market Committee (FOMC) left its target for its benchmark rate unchanged at 1% at the May meeting, the FOMC issued a statement signaling that it was prepared to raise interest rates sooner than previously expected. On June 30, the Fed raised interest rates 25 basis points (.25%) to 1.25%. Although inflation was a key factor in raising the Federal Funds rate, the Fed indicated that it felt the rise in inflation was temporary and underlying inflation remained relatively low.

Economic news going into the second half of 2004 has been mixed. Job growth and consumer spending in June fell below expectations, and while home sales continue to post healthy gains, going forward, rising interest rates could dampen sales. The key to economic growth in the future may depend on consumer spending. However, higher energy prices, and a decline in mortgage-refinancing activity may negatively influence spending. Given these factors, we feel the Fed is likely to tighten at a measured rate into 2005.

Early in the period, we believed the Fed would leave short-term interest rates unchanged as long as the employment situation was weak and inflation remained low. With that in mind, we added some longer-dated callable U.S. agency securities to the portfolio in order to enhance yield. Yield spreads on callable agency securities relative to straight bullet issues were wide, as interest rate volatility remained at the higher end of the historic range.

We continued to position the Portfolio in a barbelled manner through April. Investments were split in the longer-dated callable U.S. agency securities and the three-month and under sector. We employed this strategy because there was no pickup in yield in the three-month-one-year sectors. The yield curve was flat in this area, with no increase in yield until the 15-month-two-year sector. Floating rate securities, which represent approximately 35% of portfolio assets, serve as part of the barbell trade and help to protect the portfolio from rising interest rates.

After the May FOMC meeting we changed our investment strategy, as it was apparent that the Fed was moving toward a tightening cycle. We restricted our investments to those that would mature before the June 30 FOMC meeting or to securities that had already priced in interest rate increases. We remain cautious in our investments, but will purchase longer securities when the market appears to be overdone.

The Portfolio's composition at the end of June and as of our last report to shareholders is detailed below:

---------------------------------------------------------------------------------
                                                              6/30/04    12/31/03
---------------------------------------------------------------------------------
Certificates of Deposit--Yankee.............................     1.9%       1.7%
Commercial Paper............................................    50.5       39.0
Corporate Notes.............................................      --        1.3
Funding Agreements..........................................     8.6        9.3
Government Agency Notes.....................................    11.5       10.2
Medium-Term Notes...........................................     9.8       12.1
Repurchase Agreements.......................................     3.8        4.2
U.S. Government, Agency & Instrumentality Obligations--
  Discount..................................................     0.1         --
U.S. Government, Agency & Instrumentality Obligations--
  Non-Discount..............................................    13.7       22.1
Other Assets Less Liabilities...............................     0.1        0.1
                                                               -----      -----
TOTAL.......................................................   100.0%     100.0%
                                                               =====      =====
---------------------------------------------------------------------------------

IN CONCLUSION

We thank you for your continued investment in Merrill Lynch Series Fund, Inc., and we look forward to serving your future investment needs.

Sincerely,

-s- Terry K. Glenn
Terry K. Glenn
President and Director
July 21, 2004

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Performance Information
June 30, 2004
--------------------------------------------------------------------------------
                          RECENT PERFORMANCE RESULTS*

-------------------------------------------------------------------------------------------------
                                                              6-MONTH    12-MONTH
                                                               TOTAL      TOTAL      STANDARDIZED
AS OF JUNE 30, 2004                                           RETURN      RETURN     30-DAY YIELD
-------------------------------------------------------------------------------------------------
BALANCED CAPITAL STRATEGY PORTFOLIO                           +2.51%     +13.84%          --
-------------------------------------------------------------------------------------------------
CORE BOND STRATEGY PORTFOLIO                                  +0.13      + 0.74         2.80%
-------------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH STRATEGY PORTFOLIO                         +3.21      +22.72           --
-------------------------------------------------------------------------------------------------
GLOBAL ALLOCATION STRATEGY PORTFOLIO                          +3.24      +21.05           --
-------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                          +2.57      +11.71         7.36
-------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                        +0.39      - 0.34         2.86
-------------------------------------------------------------------------------------------------
LARGE CAP CORE STRATEGY PORTFOLIO                             +5.30      +24.08           --
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*

---------------------------------------------------------------------------------------------------
                                                                 ONE        FIVE YEARS    TEN YEARS
                                                              YEAR ENDED      ENDED         ENDED
                                                               6/30/04       6/30/04       6/30/04
---------------------------------------------------------------------------------------------------
BALANCED CAPITAL STRATEGY PORTFOLIO                            +13.84%        +1.39%       + 7.65%
---------------------------------------------------------------------------------------------------
CORE BOND STRATEGY PORTFOLIO                                   + 0.74         +6.49        + 6.97
---------------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH STRATEGY PORTFOLIO                          +22.72         -2.67        +12.43
---------------------------------------------------------------------------------------------------
GLOBAL ALLOCATION STRATEGY PORTFOLIO                           +21.05         +4.30        + 6.98
---------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                           +11.71         +4.09        + 5.68
---------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                         - 0.34         +6.22        + 6.76
---------------------------------------------------------------------------------------------------
LARGE CAP CORE STRATEGY PORTFOLIO                              +24.08         +1.35        + 9.59
---------------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2004                    (in U.S. dollars)
--------------------------------------------------------------------------------

                                             SHARES                                                                   PERCENT OF
COUNTRY              INDUSTRIES*              HELD                     COMMON STOCKS                     VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
BERMUDA         IT SERVICES                     255,000   +Accenture Ltd. (Class A)...............   $    7,007,400       0.8%
                --------------------------------------------------------------------------------------------------------------
                INSURANCE                       280,000   ACE Limited.............................       11,838,400       1.3
                --------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS IN BERMUDA                 18,845,800       2.1
--------------------------------------------------------------------------------------------------------------------------------
CANADA          OIL & GAS                       200,000   EnCana Corporation......................        8,632,000       0.9
                --------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS IN CANADA                   8,632,000       0.9
--------------------------------------------------------------------------------------------------------------------------------
FRANCE          OIL & GAS                        60,000   Total SA (ADR)(a).......................        5,764,800       0.6
                --------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS IN FRANCE                   5,764,800       0.6
--------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS     FOOD PRODUCTS                   150,000   Unilever NV (NY Registered Shares)......       10,276,500       1.1
                --------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS IN THE NETHERLANDS         10,276,500       1.1
--------------------------------------------------------------------------------------------------------------------------------
SWITZERLAND     FOOD PRODUCTS                    50,000   Nestle SA (Registered Shares)...........       13,334,398       1.4
                --------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS IN SWITZERLAND             13,334,398       1.4
--------------------------------------------------------------------------------------------------------------------------------
UNITED          PHARMACEUTICALS                 125,000   GlaxoSmithKline PLC (ADR)(a)............        5,182,500       0.6
KINGDOM
                --------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS IN THE UNITED
                                                          KINGDOM                                         5,182,500       0.6
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES   AEROSPACE & DEFENSE             300,000   Honeywell International Inc. ...........       10,989,000       1.2
                                                125,000   Northrop Grumman Corporation............        6,712,500       0.7
                                                315,000   Raytheon Company........................       11,267,550       1.2
                                                150,000   United Technologies Corporation.........       13,722,000       1.5
                                                                                                     --------------     -----
                                                                                                         42,691,050       4.6
                --------------------------------------------------------------------------------------------------------------
                BEVERAGES                       200,000   Anheuser-Busch Companies, Inc. .........       10,800,000       1.2
                --------------------------------------------------------------------------------------------------------------
                BUILDING PRODUCTS               325,000   Masco Corporation.......................       10,133,500       1.1
                --------------------------------------------------------------------------------------------------------------
                CAPITAL MARKETS                 205,000   J.P. Morgan Chase & Co. ................        7,947,850       0.9
                                                200,000   Janus Capital Group Inc. ...............        3,298,000       0.4
                                                350,000   Mellon Financial Corporation............       10,265,500       1.1
                                                190,000   Morgan Stanley..........................       10,026,300       1.1
                                                                                                     --------------     -----
                                                                                                         31,537,650       3.5
                --------------------------------------------------------------------------------------------------------------
                CHEMICALS                       150,000   E.I. du Pont de Nemours and Company.....        6,663,000       0.7
                --------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS                100,000   PNC Bank Corp. .........................        5,308,000       0.6
                                                230,000   Wells Fargo & Company...................       13,162,900       1.4
                                                                                                     --------------     -----
                                                                                                         18,470,900       2.0
                --------------------------------------------------------------------------------------------------------------
                COMMUNICATIONS                  500,000   +CommScope, Inc. .......................       10,725,000       1.2
                EQUIPMENT
                --------------------------------------------------------------------------------------------------------------
                COMPUTERS &                     300,000   Hewlett-Packard Company.................        6,330,000       0.7
                PERIPHERALS

                                                145,000   International Business Machines
                                                            Corporation...........................       12,781,750       1.4
                                                                                                     --------------     -----
                                                                                                         19,111,750       2.1
                --------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL           270,000   Citigroup Inc. .........................       12,555,000       1.4
                SERVICES
                --------------------------------------------------------------------------------------------------------------
                DIVERSIFIED                     300,000   Verizon Communications..................       10,857,000       1.2
                TELECOMMUNICATION
                SERVICES
                --------------------------------------------------------------------------------------------------------------
                ELECTRONIC EQUIPMENT &          230,000   +Agilent Technologies, Inc. ............        6,734,400       0.7
                INSTRUMENTS
                --------------------------------------------------------------------------------------------------------------
                ENERGY EQUIPMENT &              175,000   GlobalSantaFe Corporation...............        4,637,500       0.5
                SERVICE

                                                100,000   Schlumberger Limited....................        6,351,000       0.7
                                                100,000   +Weatherford International Ltd. ........        4,498,000       0.5
                                                                                                     --------------     -----
                                                                                                         15,486,500       1.7
                --------------------------------------------------------------------------------------------------------------
                FOOD PRODUCTS                    90,000   General Mills, Inc. ....................        4,277,700       0.5
                --------------------------------------------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT           280,000   Baxter International Inc. ..............        9,662,800       1.0
                & SUPPLIES
                --------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                             SHARES                                                                   PERCENT OF
COUNTRY              INDUSTRIES*              HELD                     COMMON STOCKS                     VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                HEALTH CARE PROVIDERS            75,000   Aetna Inc. (New Shares).................   $    6,375,000       0.7%
                & SERVICES
                                                 77,500   AmerisourceBergen Corporation...........        4,632,950       0.5
                                                225,000   HCA Inc. ...............................        9,357,750       1.0
                                                                                                     --------------     -----
                                                                                                         20,365,700       2.2
                --------------------------------------------------------------------------------------------------------------
                HOTELS, RESTAURANTS &            75,000   Carnival Corporation....................        3,525,000       0.4
                LEISURE
                                                350,000   McDonald's Corporation..................        9,100,000       1.0
                                                                                                     --------------     -----
                                                                                                         12,625,000       1.4
                --------------------------------------------------------------------------------------------------------------
                HOUSEHOLD PRODUCTS              210,000   Kimberly-Clark Corporation..............       13,834,800       1.5
                --------------------------------------------------------------------------------------------------------------
                IT SERVICES                     100,000   +Computer Sciences Corporation..........        4,643,000       0.5
                --------------------------------------------------------------------------------------------------------------
                INDUSTRIAL                      350,000   General Electric Company................       11,340,000       1.2
                CONGLOMERATES                   325,000   Tyco International Ltd. ................       10,770,500       1.2
                                                                                                     --------------     -----
                                                                                                         22,110,500       2.4
                --------------------------------------------------------------------------------------------------------------
                INSURANCE                       175,000   American International Group, Inc. .....       12,474,000       1.4
                                                295,000   Prudential Financial, Inc. .............       13,708,650       1.5
                                                                                                     --------------     -----
                                                                                                         26,182,650       2.9
                --------------------------------------------------------------------------------------------------------------
                MACHINERY                       295,000   Dover Corporation.......................       12,419,500       1.3
                                                 20,000   ITT Industries, Inc. ...................        1,660,000       0.2
                                                 50,000   SPX Corporation.........................        2,322,000       0.3
                                                                                                     --------------     -----
                                                                                                         16,401,500       1.8
                --------------------------------------------------------------------------------------------------------------
                MEDIA                           235,000   Clear Channel Communications, Inc. .....        8,683,250       0.9
                                                150,000   +Comcast Corporation (Special Class A)..        4,141,500       0.5
                                                455,000   +The Interpublic Group of
                                                            Companies, Inc. ......................        6,247,150       0.7
                                                125,000   +Liberty Media Corporation (Class A)....        1,123,750       0.1
                                                300,000   Viacom, Inc. (Class B)..................       10,716,000       1.2
                                                175,000   The Walt Disney Company.................        4,460,750       0.5
                                                                                                     --------------     -----
                                                                                                         35,372,400       3.9
                --------------------------------------------------------------------------------------------------------------
                METALS & MINING                 205,000   Alcoa Inc. .............................        6,771,150       0.7
                                                300,000   United States Steel Corporation.........       10,536,000       1.1
                                                                                                     --------------     -----
                                                                                                         17,307,150       1.8
                --------------------------------------------------------------------------------------------------------------
                OIL & GAS                       185,000   Devon Energy Corporation................       12,210,000       1.3
                                                205,000   Exxon Mobil Corporation.................        9,104,050       1.0
                                                175,000   Murphy Oil Corporation..................       12,897,500       1.4
                                                                                                     --------------     -----
                                                                                                         34,211,550       3.7
                --------------------------------------------------------------------------------------------------------------
                PAPER & FOREST                  295,000   International Paper Company.............       13,186,500       1.4
                PRODUCTS                        150,000   Weyerhaeuser Company....................        9,468,000       1.0
                                                                                                     --------------     -----
                                                                                                         22,654,500       2.4
                --------------------------------------------------------------------------------------------------------------
                PERSONAL PRODUCTS               125,000   Avon Products, Inc. ....................        5,767,500       0.6
                --------------------------------------------------------------------------------------------------------------
                PHARMACEUTICALS                 350,000   Pfizer, Inc. ...........................       11,998,000       1.3
                                                305,000   Schering-Plough Corporation.............        5,636,400       0.6
                                                255,000   Wyeth...................................        9,220,800       1.0
                                                                                                     --------------     -----
                                                                                                         26,855,200       2.9
                --------------------------------------------------------------------------------------------------------------
                ROAD & RAIL                     180,000   Burlington Northern Santa Fe
                                                            Corporation...........................        6,312,600       0.7
                                                300,000   CSX Corporation.........................        9,831,000       1.1
                                                                                                     --------------     -----
                                                                                                         16,143,600       1.8
                --------------------------------------------------------------------------------------------------------------
                SEMICONDUCTORS &                775,000   +Agere Systems Inc. (Class A)...........        1,782,500       0.2
                SEMICONDUCTOR                   350,000   +Applied Materials, Inc. ...............        6,867,000       0.7
                EQUIPMENT                       150,000   Intel Corporation.......................        4,140,000       0.5
                                                205,000   Intersil Holding Corporation (Class A)..        4,440,300       0.5
                                                150,000   +Micron Technology, Inc. ...............        2,296,500       0.2
                                                 50,000   Texas Instruments Incorporated..........        1,209,000       0.1
                                                                                                     --------------     -----
                                                                                                         20,735,300       2.2
                --------------------------------------------------------------------------------------------------------------
                SOFTWARE                         60,000   +Citrix Systems, Inc. ..................        1,221,600       0.1
                                                500,000   Microsoft Corporation...................       14,280,000       1.5
                                                375,000   +Siebel Systems, Inc. ..................        4,005,000       0.4
                                                                                                     --------------     -----
                                                                                                         19,506,600       2.0
                --------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                             SHARES                                                                   PERCENT OF
COUNTRY              INDUSTRIES*              HELD                     COMMON STOCKS                     VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                SPECIALTY RETAIL                515,000   Limited Brands, Inc. ...................   $    9,630,500       1.0%
                                                275,000   +Office Depot, Inc. ....................        4,925,250       0.5
                                                150,000   The TJX Companies, Inc. ................        3,621,000       0.4
                                                                                                     --------------     -----
                                                                                                         18,176,750       1.9
                --------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE              145,000   Fannie Mae..............................       10,347,200       1.1
                FINANCE
                --------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS IN THE UNITED STATES      552,947,150      60.0
                --------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS (COST--$569,570,398)      614,983,148      66.6
--------------------------------------------------------------------------------------------------------------------------------
                                                          PREFERRED SECURITIES
--------------------------------------------------------------------------------------------------------------------------------
                                              FACE
                                             AMOUNT                    CAPITAL TRUSTS
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES   COMMERCIAL BANKS         US$    590,000   Chase Capital III, 1.86% due
                                                            3/01/2027(c)..........................          561,022       0.1
                                                395,000   First Chicago NBD Capital I, 1.729% due
                                                            2/01/2027(c)..........................          378,378       0.0
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL CAPITAL TRUSTS IN THE UNITED
                                                          STATES                                            939,400       0.1
--------------------------------------------------------------------------------------------------------------------------------
                                             SHARES
                                              HELD                    PREFERRED STOCKS
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES   COMMERCIAL BANKS                     70   DG Funding Trust(e).....................          763,035       0.1
                --------------------------------------------------------------------------------------------------------------
                ELECTRIC UTILITIES                5,300   Duquesne Light Company..................          263,675       0.0
                --------------------------------------------------------------------------------------------------------------
                                                          TOTAL PREFERRED STOCKS IN THE UNITED
                                                          STATES                                          1,026,710       0.1
--------------------------------------------------------------------------------------------------------------------------------
                                              FACE
                                             AMOUNT                   TRUST PREFERRED
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES   AEROSPACE & DEFENSE      US$  1,680,000   RC Trust I (Convertible), 7% due
                                                            5/15/2006.............................        1,784,681       0.2
                --------------------------------------------------------------------------------------------------------------
                                                          TOTAL TRUST PREFERRED IN THE UNITED
                                                          STATES                                          1,784,681       0.2
                --------------------------------------------------------------------------------------------------------------
                                                          TOTAL PREFERRED SECURITIES
                                                          (COST--$3,744,301)                              3,750,791       0.4
--------------------------------------------------------------------------------------------------------------------------------
                                                                  FIXED INCOME SECURITIES
--------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA       ELECTRIC UTILITIES              485,000   TXU Australia Holdings Partnership LP,
                                                            6.15% due 11/15/2013(e)...............          505,259       0.1
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES IN
                                                          AUSTRALIA                                         505,259       0.1
--------------------------------------------------------------------------------------------------------------------------------
AUSTRIA         PAPER & FOREST                  300,000   Sappi Papier Holding AG, 6.75% due
                PRODUCTS                                    6/15/2012(e)..........................          320,138       0.0
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES IN AUSTRIA          320,138       0.0
--------------------------------------------------------------------------------------------------------------------------------
BRAZIL          BEVERAGES                       670,000   Cia Brasileira de Bebida, 8.75% due
                                                            9/15/2013(e)..........................          706,850       0.1
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES IN BRAZIL           706,850       0.1
--------------------------------------------------------------------------------------------------------------------------------
CANADA          DIVERSIFIED FINANCIAL           215,000   Brascan Corporation, 5.75% due
                SERVICES                                    3/01/2010.............................          221,124       0.0
                --------------------------------------------------------------------------------------------------------------
                DIVERSIFIED                     515,000   TELUS Corporation, 7.50% due 6/01/2007..          560,901       0.1
                TELECOMMUNICATION
                SERVICES
                --------------------------------------------------------------------------------------------------------------
                ELECTRONIC EQUIPMENT &        1,410,000   Celestica Inc. (Convertible), 3.91% due
                INSTRUMENTS                                 08/01/2020(d).........................          775,500       0.1
                --------------------------------------------------------------------------------------------------------------
                OIL & GAS                                 Anadarko Finance Company:
                                                202,000     6.75% due 5/01/2011...................          222,175       0.0
                                                106,000     7.50% due 5/01/2031...................          120,692       0.0
                                                                                                     --------------     -----
                                                                                                            342,867       0.0
                --------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                              FACE                                                                    PERCENT OF
COUNTRY              INDUSTRIES*             AMOUNT               FIXED INCOME SECURITIES                VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
CANADA
(CONCLUDED)
                PAPER & FOREST           US$     65,000   Abitibi-Consolidated Inc., 8.55% due
                PRODUCTS                                    8/01/2010.............................   $       68,538       0.0%
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES IN CANADA         1,968,930       0.2
--------------------------------------------------------------------------------------------------------------------------------
CAYMAN          CAPITAL MARKETS               2,300,000   Sigma Finance Corporation, 1.12% due
ISLANDS                                                     8/15/2011(c)..........................        2,300,000       0.3
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES IN THE
                                                          CAYMAN ISLANDS                                  2,300,000       0.3
--------------------------------------------------------------------------------------------------------------------------------
CHILE           BUILDING PRODUCTS               560,000   Celulosa Arauco y Constitucion SA,
                                                            8.625% due 8/15/2010..................          650,742       0.1
                ----------------------------------------------------------------------------------------------------------------
                FOREIGN GOVERNMENT              220,000   Republic of Chile, 5.50% due
                OBLIGATIONS                                 1/15/2013.............................          220,572       0.0
                ----------------------------------------------------------------------------------------------------------------
                METALS & MINING                           Corporacion Nacional del Cobre de Chile
                                                            (Codelco):(e)
                                                345,000     6.375% due 11/30/2012.................          365,138       0.0
                                                360,000     5.50% due 10/15/2013..................          357,466       0.0
                                                                                                     --------------     -----
                                                                                                            722,604       0.0
                ----------------------------------------------------------------------------------------------------------------
                PAPER & FOREST                  290,000   Inversiones CMPC SA, 4.875% due
                PRODUCTS                                    6/18/2013(e)..........................          269,226       0.0
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES IN CHILE          1,863,144       0.1
--------------------------------------------------------------------------------------------------------------------------------
FRANCE          DIVERSIFIED                               France Telecom:
                TELECOMMUNICATION             1,860,000     8.75% due 3/01/2011...................        2,155,407       0.2
                SERVICES                        260,000     9.50% due 3/01/2031...................          326,305       0.0
                                                                                                     --------------     -----
                                                                                                          2,481,712       0.2
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES IN FRANCE         2,481,712       0.2
--------------------------------------------------------------------------------------------------------------------------------
GERMANY         FOREIGN GOVERNMENT       E    1,362,000   Bundesobligation, 3.50% due 10/10/2008..        1,659,092       0.2
                OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES IN GERMANY        1,659,092       0.2
--------------------------------------------------------------------------------------------------------------------------------
HONG KONG       INDUSTRIAL               US$    300,000   Hutchison Whampoa International Ltd.,
                CONGLOMERATES                               5.45% due 11/24/2010(e)...............          294,459       0.0
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES IN HONG
                                                          KONG                                              294,459       0.0
--------------------------------------------------------------------------------------------------------------------------------
JAPAN           COMMERCIAL BANKS         Y  308,800,000   International Bank for Reconstruction &
                                                            Development, 4.75% due 12/20/2004.....        2,890,619       0.3
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES IN JAPAN          2,890,619       0.3
--------------------------------------------------------------------------------------------------------------------------------
MALAYSIA        MARINE                   US$    685,000   MISC Capital Limited, 5% due
                                                            7/01/2009(e)..........................          685,922       0.1
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES IN
                                                          MALAYSIA                                          685,922       0.1
--------------------------------------------------------------------------------------------------------------------------------
MEXICO          FOREIGN GOVERNMENT                        United Mexican States:
                OBLIGATIONS                     650,000     9.875% due 2/01/2010..................          780,975       0.1
                                                265,000     6.375% due 1/16/2013..................          264,470       0.0
                                                265,000     5.875% due 1/15/2014..................          254,665       0.0
                                                                                                     --------------     -----
                                                                                                          1,300,110       0.1
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES IN MEXICO         1,300,110       0.1
--------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS     DIVERSIFIED FINANCIAL           385,000   Deutsche Telekom International Finance
                SERVICES                                    BV, 8.50% due 6/15/2010...............          449,895       0.1
                ----------------------------------------------------------------------------------------------------------------
                DIVERSIFIED                     340,000   Koninklijke (KPN) NV, 8% due
                TELECOMMUNICATION                           10/01/2010............................          393,676       0.0
                SERVICES
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES IN THE
                                                          NETHERLANDS                                       843,571       0.1
--------------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA    FOREIGN GOVERNMENT              595,000   Republic of South Africa, 6.50% due
                OBLIGATIONS                                 6/02/2014.............................   $      600,950       0.1%
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES IN SOUTH
                                                          AFRICA                                            600,950       0.1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                              FACE                                                                    PERCENT OF
COUNTRY              INDUSTRIES*             AMOUNT               FIXED INCOME SECURITIES                VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
UNITED          CONSTRUCTION MATERIALS   US$    290,000   Hanson PLC, 7.875% due 9/27/2010........   $      330,456       0.0%
KINGDOM
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES IN THE
                                                          UNITED KINGDOM                                    330,456       0.0
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES   AEROSPACE & DEFENSE                       Raytheon Company:
                                              1,820,000     6.15% due 11/01/2008..................        1,941,441       0.2
                                                 10,000     8.30% due 3/01/2010...................           11,730       0.0
                                                                                                     --------------     -----
                                                                                                          1,953,171       0.2
                --------------------------------------------------------------------------------------------------------------
                AIRLINES                        307,740   American Airlines, Inc., 3.857% due
                                                            7/09/2010.............................          297,234       0.0
                                                675,000   Continental Airlines, Inc., 7.875% due
                                                            7/02/2018.............................          634,277       0.1
                                                376,980   Delta Air Lines, Inc., 7.379% due
                                                            11/18/2011............................          356,616       0.0
                                                                                                     --------------     -----
                                                                                                          1,288,127       0.1
                --------------------------------------------------------------------------------------------------------------
                AUTO COMPONENTS                 525,000   Lear Corporation, 8.11% due 5/15/2009...          598,000       0.1
                --------------------------------------------------------------------------------------------------------------
                AUTOMOBILES                               DaimlerChrysler NA Holding Corporation:
                                                350,000     4.75% due 1/15/2008...................          352,900       0.0
                                                330,000     7.75% due 1/18/2011...................          368,808       0.0
                                                140,000   General Motors Corporation, 7.125% due
                                                            7/15/2013.............................          143,787       0.0
                                                310,000   Hyundai Motor Manufacturing Alabama,
                                                            LLC, 5.30% due 12/19/2008(e)..........          305,066       0.0
                                                                                                     --------------     -----
                                                                                                          1,170,561       0.0
                --------------------------------------------------------------------------------------------------------------
                CAPITAL MARKETS                           The Bear Stearns Companies Inc.:
                                                535,000     1.47% due 1/30/2009(c)................          535,932       0.1
                                                330,000     5.70% due 11/15/2014..................          331,028       0.0
                                                          The Goldman Sachs Group, Inc.:
                                              1,315,000     5.70% due 9/01/2012...................        1,333,918       0.2
                                                685,000     5.25% due 10/15/2013..................          665,123       0.1
                                                          J.P. Morgan Chase & Co.:
                                                970,000     3.50% due 3/15/2009...................          930,778       0.1
                                                660,000     5.75% due 1/02/2013...................          670,798       0.1
                                                          Lehman Brothers Holdings, Inc.:
                                                 30,000     4% due 1/22/2008......................           29,940       0.0
                                                800,000     3.50% due 8/07/2008...................          775,671       0.1
                                                255,000   Mellon Funding Corporation, 4.875% due
                                                            6/15/2007.............................          264,369       0.0
                                              1,100,000   Sigma Finance Incorporated, 2.38% due
                                                            3/31/2014(c)..........................        1,099,491       0.1
                                                                                                     --------------     -----
                                                                                                          6,637,048       0.8
                --------------------------------------------------------------------------------------------------------------
                CHEMICALS                       725,000   IMC Global Inc., 10.875% due 8/01/2013..          864,563       0.1
                --------------------------------------------------------------------------------------------------------------
                                                300,000   Banc One Corporation, 8% due 4/29/2027..          355,513       0.0
                COMMERCIAL BANKS              1,000,000   Bank of America Corporation, 4.875% due
                                                            9/15/2012.............................          974,361       0.1
                                                435,000   Corporacion Andina de Fomento, 6.875%
                                                            due 3/15/2012.........................          467,628       0.1
                                                105,000   FirstBank Puerto Rico, 7.625% due
                                                            12/20/2005............................          109,986       0.0
                                                 70,000   FleetBoston Financial Corporation,
                                                            6.375% due 5/15/2008..................           75,536       0.0
                                                145,000   Hudson United Bancorp, 8.20% due
                                                            9/15/2006.............................          157,663       0.0
                                                370,000   PNC Funding Corporation, 6.125% due
                                                            2/15/2009.............................          394,594       0.0
                                                235,000   Popular North America, Inc., 3.875% due
                                                            10/01/2008............................          230,063       0.0
                                                790,000   Sovereign Bank, 5.125% due 3/15/2013....          750,977       0.1

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                              FACE                                                                    PERCENT OF
COUNTRY              INDUSTRIES*             AMOUNT               FIXED INCOME SECURITIES                VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                COMMERCIAL BANKS                          Wells Fargo & Company:
                (CONCLUDED)              US$    475,000     5.125% due 2/15/2007..................   $      495,003       0.1%
                                                485,000     5% due 11/15/2014.....................          468,741       0.1
                                                520,000   Westpac Banking Corporation, 4.625% due
                                                            6/01/2018.............................          460,839       0.1
                                                                                                     --------------     -----
                                                                                                          4,940,904       0.6
                --------------------------------------------------------------------------------------------------------------
                COMMERCIAL SERVICES &           145,000   ARAMARK Services, Inc., 6.75% due
                SUPPLIES                                    8/01/2004.............................          145,464       0.0
                                                          Cendant Corporation:
                                                515,000     6.875% due 8/15/2006..................          550,278       0.1
                                                270,000     6.25% due 1/15/2008...................          287,931       0.0
                                                270,000   PHH Corporation, 6% due 3/01/2008.......          285,261       0.0
                                                250,000   Waste Management, Inc., 7.375% due
                                                            8/01/2010.............................          280,883       0.0
                                                                                                     --------------     -----
                                                                                                          1,549,817       0.1
                --------------------------------------------------------------------------------------------------------------
                COMMUNICATIONS                  615,000   Harris Corporation, 6.35% due
                EQUIPMENT                                   2/01/2028.............................          645,458       0.1
                --------------------------------------------------------------------------------------------------------------
                CONSUMER FINANCE                305,000   MBNA Corporation, 4.625% due
                                                            9/15/2008.............................          305,979       0.0
                --------------------------------------------------------------------------------------------------------------
                CONTAINERS & PACKAGING          200,000   Rock-Tenn Company, 5.625% due
                                                            3/15/2013.............................          196,682       0.0
                                                          Sealed Air Corporation:
                                                430,000     5.375% due 4/15/2008..................          444,679       0.1
                                                295,000     6.95% due 5/15/2009(e)................          322,038       0.0
                                                                                                     --------------     -----
                                                                                                            963,399       0.1
                --------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL           400,000   Capital One Bank, 4.875% due 5/15/2008..          404,301       0.0
                SERVICES                                  Citigroup Inc.:
                                                990,000     5.625% due 8/27/2012..................        1,017,631       0.1
                                                385,000     6.625% due 6/15/2032..................          398,746       0.0
                                                725,000   Credit Suisse First Boston (USA) Inc.,
                                                            4.70% due 6/01/2009...................          727,129       0.1
                                                 25,000   Deutsche Telekom International Finance
                                                            BV, 8.75% due 6/15/2030...............           30,428       0.0
                                              1,015,000   ERAC USA Finance Company, 6.70% due
                                                            6/01/2034(e)..........................        1,016,434       0.1
                                                          Ford Motor Credit Company:
                                              2,300,000     2.036% due 6/30/2005(c)...............        2,298,208       0.3
                                                615,000     7.375% due 10/28/2009.................          656,344       0.1
                                                895,000     7.375% due 2/01/2011..................          944,016       0.1
                                              1,555,000     7% due 10/01/2013.....................        1,569,720       0.2
                                              2,325,000   General Electric Capital Corporation, 6%
                                                            due 6/15/2012.........................        2,453,545       0.3
                                                          General Motors Acceptance Corporation:
                                                505,000     6.875% due 8/28/2012..................          513,715       0.1
                                                660,000     8% due 11/01/2031.....................          676,227       0.1
                                              1,575,000   Household Finance Corporation, 6.50% due
                                                            11/15/2008............................        1,701,715       0.2
                                                285,000   International Lease Finance Corporation,
                                                            2.95% due 5/23/2006...................          283,114       0.0
                                                235,000   Principal Life Global Funding I, 3.625%
                                                            due 4/30/2008(e)......................          233,931       0.0
                                                945,000   Textron Financial Corporation, 2.75% due
                                                            6/01/2006.............................          936,945       0.1
                                                                                                     --------------     -----
                                                                                                         15,862,149       1.8
                --------------------------------------------------------------------------------------------------------------
                DIVERSIFIED                     225,000   AT&T Corporation, 8.05% due 11/15/2011..          231,013       0.0
                TELECOMMUNICATION               250,000   GTE Corporation, 6.84% due 4/15/2018....          263,766       0.0
                SERVICES                        765,000   Verizon Global Funding Corporation,
                                                            7.375% due 9/01/2012..................          860,446       0.1
                                                                                                     --------------     -----
                                                                                                          1,355,225       0.1
                --------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                              FACE                                                                    PERCENT OF
COUNTRY              INDUSTRIES*             AMOUNT               FIXED INCOME SECURITIES                VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                ELECTRIC UTILITIES       US$    374,000   AEP Texas Central Company, 6.65% due
                                                            2/15/2033.............................   $      379,550       0.0%
                                                670,000   Arizona Public Service Company, 5.80%
                                                            due 6/30/2014.........................          670,644       0.1
                                                650,000   Cincinnati Gas & Electric Company, 5.70%
                                                            due 9/15/2012.........................          664,570       0.1
                                                          Dominion Resources, Inc.:
                                                280,000     7.625% due 7/15/2005..................          294,137       0.0
                                                350,000     1.55% due 5/15/2006(c)................          350,512       0.0
                                                135,000   Exelon Corporation, 6.75% due
                                                            5/01/2011.............................          146,816       0.0
                                                610,000   Exelon Generation Company, LLC, 5.35%
                                                            due 1/15/2014.........................          591,546       0.1
                                                825,000   FPL Group Capital Inc., 1.886% due
                                                            3/30/2005(c)..........................          826,568       0.1
                                              1,700,000   PPL Capital Funding, Inc., 2.31% due
                                                            5/18/2006(c)..........................        1,699,585       0.2
                                                330,000   PSE&G Power LLC, 6.95% due 6/01/2012....          358,837       0.0
                                              1,550,000   Pacific Gas & Electric Company, 6.05%
                                                            due 3/01/2034.........................        1,457,862       0.2
                                                600,000   Pepco Holdings, Inc., 4% due 5/15/2010..          557,944       0.1
                                                405,000   Public Service Company of New Mexico,
                                                            4.40% due 9/15/2008...................          403,751       0.0
                                                          Southern California Edison Company:
                                                 95,000     1.89% due 1/13/2006(c)................           95,124       0.0
                                                555,000     8% due 2/15/2007......................          613,088       0.1
                                                370,000     6% due 1/15/2034......................          354,527       0.0
                                                375,000   Southern Power Company, 6.25% due
                                                            7/15/2012.............................          393,862       0.0
                                                          Westar Energy, Inc.:
                                                466,000     9.75% due 5/01/2007...................          530,818       0.1
                                                320,000     6% due 7/01/2014......................          325,112       0.0
                                                                                                     --------------     -----
                                                                                                         10,714,853       1.1
                --------------------------------------------------------------------------------------------------------------
                ELECTRONIC EQUIPMENT &          375,000   Jabil Circuit, Inc., 5.875% due
                INSTRUMENTS                                 7/15/2010.............................          387,374       0.0
                --------------------------------------------------------------------------------------------------------------
                ENERGY EQUIPMENT &              585,000   Halliburton Company, 5.50% due
                SERVICE                                     10/15/2010............................          591,839       0.1
                --------------------------------------------------------------------------------------------------------------
                FOOD PRODUCTS                   605,000   Cadbury Schweppes US Finance LLC, 3.875%
                                                            due 10/01/2008(e).....................          593,501       0.1
                --------------------------------------------------------------------------------------------------------------
                GAS UTILITIES                   474,875   Kern River Funding Corporation, 4.893%
                                                            due 4/30/2018(e)......................          460,169       0.1
                                              1,070,000   Plains All American Pipeline LP, 5.625%
                                                            due 12/15/2013(e).....................        1,015,709       0.1
                                                800,000   Texas Gas Transmission, LLC, 4.60% due
                                                            6/01/2015.............................          737,179       0.1
                                                465,000   Vectren Utility Holdings, Inc., 5.25%
                                                            due 8/01/2013.........................          458,338       0.1
                                                                                                     --------------     -----
                                                                                                          2,671,395       0.4
                --------------------------------------------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT           560,000   Boston Scientific Corporation, 5.45% due
                & SUPPLIES                                  6/15/2014.............................          563,415       0.1
                --------------------------------------------------------------------------------------------------------------
                HEALTH CARE PROVIDERS                     HCA Inc.:
                & SERVICES                      290,000     6.95% due 5/01/2012...................          302,565       0.0
                                                500,000     6.30% due 10/01/2012..................          500,257       0.1
                                                205,000     5.75% due 3/15/2014...................          194,894       0.0
                                                          Manor Care, Inc.:
                                                475,000     7.50% due 6/15/2006...................          505,875       0.1
                                                175,000     6.25% due 5/01/2013...................          178,281       0.0
                                                                                                     --------------     -----
                                                                                                          1,681,872       0.2
                --------------------------------------------------------------------------------------------------------------
                HOTELS, RESTAURANTS &           785,000   MGM Mirage Inc., 6% due 10/01/2009......          769,300       0.1
                LEISURE                         495,000   Yum! Brands, Inc., 8.875% due
                                                            4/15/2011.............................          597,330       0.1
                                                                                                     --------------     -----
                                                                                                          1,366,630       0.2
                --------------------------------------------------------------------------------------------------------------
                HOUSEHOLD DURABLES              625,000   D.R. Horton, Inc., 5% due 1/15/2009.....          613,281       0.1
                --------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                              FACE                                                                    PERCENT OF
COUNTRY              INDUSTRIES*             AMOUNT               FIXED INCOME SECURITIES                VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                IT SERVICES              US$    440,000   Certegy Inc., 4.75% due 9/15/2008.......   $      444,510       0.1%
                                                330,000   Electronic Data Systems Corporation,
                                                            7.125% due 10/15/2009.................          345,336       0.0
                                                                                                     --------------     -----
                                                                                                            789,846       0.1
                --------------------------------------------------------------------------------------------------------------
                INDUSTRIAL                       30,000   General Electric Company, 5% due
                CONGLOMERATES                               2/01/2013.............................           29,525       0.0
                                              1,175,000   Tyco International Group SA, 6.75% due
                                                            2/15/2011.............................        1,276,733       0.1
                                                                                                     --------------     -----
                                                                                                          1,306,258       0.1
                --------------------------------------------------------------------------------------------------------------
                INSURANCE                       505,000   Aon Corporation, 6.70% due 1/15/2007....          539,648       0.1
                                                395,000   Infinity Property and Casualty
                                                            Corporation, 5.50% due 2/18/2014(e)...          380,005       0.0
                                                290,000   Kingsway America, Inc., 7.50% due
                                                            2/01/2014(e)..........................          285,012       0.0
                                                590,000   NLV Financial Corporation, 7.50% due
                                                            8/15/2033(e)..........................          595,618       0.1
                                              1,490,000   Prudential Holdings LLC, 8.695% due
                                                            12/18/2023(e).........................        1,788,715       0.2
                                                455,000   RLI Corp., 5.95% due 1/15/2014..........          443,741       0.1
                                                910,000   Security Benefit Life Insurance Company,
                                                            7.45% due 10/01/2033(e)...............          902,990       0.1
                                                235,000   Travelers Property Casualty Corp.,
                                                            6.375% due 3/15/2033..................          231,474       0.0
                                                                                                     --------------     -----
                                                                                                          5,167,203       0.6
                --------------------------------------------------------------------------------------------------------------
                INTERNET & CATALOG              250,000   InterActiveCorp, 7% due 1/15/2013.......          269,600       0.0
                RETAIL
                --------------------------------------------------------------------------------------------------------------
                MEDIA                           165,000   Clear Channel Communications, Inc.,
                                                            4.25% due 5/15/2009...................          161,038       0.0
                                                953,000   Comcast Cable Communications Holdings,
                                                            Inc., 8.375% due 3/15/2013............        1,118,770       0.1
                                                600,000   Comcast Cable Communications, Inc.,
                                                            6.375% due 1/30/2006..................          628,228       0.1
                                                505,000   Comcast Corporation, 5.85% due
                                                            1/15/2010.............................          526,951       0.1
                                                 35,000   Cox Communications, Inc., 7.125% due
                                                            10/01/2012............................           38,358       0.0
                                                665,000   EchoStar DBS Corporation, 5.75% due
                                                            10/01/2008............................          655,856       0.1
                                                          Liberty Media Corporation:
                                                190,000     3.02% due 9/17/2006(c)................          193,521       0.0
                                                590,000     5.70% due 5/15/2013...................          581,221       0.1
                                                          News America Incorporated:
                                                150,000     7.30% due 4/30/2028...................          162,658       0.0
                                                830,000     6.75% due 1/09/2038...................          907,483       0.1
                                                400,000   Tele-Communications Inc., 9.80% due
                                                            2/01/2012.............................          501,481       0.1
                                              1,835,000   Time Warner Inc., 6.875% due 5/01/2012..        1,982,888       0.2
                                                555,000   Univision Communications Inc., 7.85% due
                                                            7/15/2011.............................          640,028       0.1
                                                                                                     --------------     -----
                                                                                                          8,098,481       1.0
                --------------------------------------------------------------------------------------------------------------
                MULTI-UTILITIES &               330,000   Sempra Energy, 4.75% due 5/15/2009......          331,987       0.0
                UNREGULATED POWER
                --------------------------------------------------------------------------------------------------------------
                OIL & GAS                       315,000   Amerada Hess Corporation, 7.125% due
                                                            3/15/2033.............................          313,999       0.0
                                                295,000   Colonial Pipeline Company, 7.63% due
                                                            4/15/2032(e)..........................          347,689       0.0
                                                225,000   EnCana Corporation, 4.75% due
                                                            10/15/2013............................          212,740       0.0
                                              1,185,000   Kerr-McGee Corporation, 6.95% due
                                                            7/01/2024.............................        1,181,181       0.1
                                                215,000   Motiva Enterprises LLC, 5.20% due
                                                            9/15/2012(e)..........................          213,339       0.0

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                              FACE                                                                    PERCENT OF
COUNTRY              INDUSTRIES*             AMOUNT               FIXED INCOME SECURITIES                VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                OIL & GAS                US$    450,000   Panhandle Eastern Pipe Line Company,
                (CONCLUDED)                                 LLC, 2.75% due 3/15/2007..............   $      431,819       0.1%
                                                          Pemex Project Funding Master Trust:
                                                530,000     3.078% due 1/07/2005(c)(e)............          534,240       0.1
                                              1,750,000     2.82% due 6/15/2010(c)(e).............        1,757,875       0.2
                                                375,000     9.125% due 10/13/2010.................          429,375       0.0
                                                765,000   Ultramar Diamond Shamrock Corporation,
                                                            6.75% due 10/15/2037..................          831,092       0.1
                                                620,000   XTO Energy, Inc., 7.50% due 4/15/2012...          699,584       0.1
                                                                                                     --------------     -----
                                                                                                          6,952,933       0.7
                --------------------------------------------------------------------------------------------------------------
                PAPER & FOREST                  510,000   Champion International Corporation,
                PRODUCTS                                    6.65% due 12/15/2037..................          552,707       0.1
                                              1,085,000   Weyerhaeuser Company, 6.75% due
                                                            3/15/2012.............................        1,175,003       0.1
                                                                                                     --------------     -----
                                                                                                          1,727,710       0.2
                --------------------------------------------------------------------------------------------------------------
                PHARMACEUTICALS                  10,000   Eli Lilly and Company, 7.125% due
                                                            6/01/2025.............................           11,444       0.0
                                              1,700,000   Valeant Pharmaceuticals International,
                                                            6.50% due 7/15/2008 (Convertible).....        1,757,375       0.2
                                                                                                     --------------     -----
                                                                                                          1,768,819       0.2
                --------------------------------------------------------------------------------------------------------------
                REAL ESTATE                     320,000   CarrAmerica Realty Corporation, 3.625%
                                                            due 4/01/2009.........................          303,080       0.0
                                                195,000   Colonial Realty LP, 4.80% due
                                                            4/01/2011.............................          187,350       0.0
                                                170,000   Developers Diversified Realty
                                                            Corporation, 6.625% due 1/15/2008.....          181,451       0.0
                                                395,000   HRPT Properties Trust, 5.75% due
                                                            2/15/2014.............................          386,706       0.0
                                                285,000   Health Care REIT, Inc., 6% due
                                                            11/15/2013............................          280,673       0.0
                                                415,000   Highwoods Realty LP, 7% due
                                                            12/01/2006............................          437,831       0.1
                                              1,010,000   iStar Financial Inc., 5.125% due
                                                            4/01/2011(e)..........................          960,554       0.1
                                                305,000   United Dominion Realty Trust, Inc.,
                                                            6.50% due 6/15/2009...................          328,589       0.0
                                                                                                     --------------     -----
                                                                                                          3,066,234       0.2
                --------------------------------------------------------------------------------------------------------------
                ROAD & RAIL                     140,000   Norfolk Southern Corporation, 7.25% due
                                                            2/15/2031.............................          153,644       0.0
                                                          Union Pacific Corporation:
                                                230,000     7.25% due 11/01/2008..................          253,896       0.0
                                                230,000     5.375% due 5/01/2014..................          226,625       0.0
                                                                                                     --------------     -----
                                                                                                            634,165       0.0
                --------------------------------------------------------------------------------------------------------------
                SPECIALTY RETAIL              1,020,000   Boise Cascade Corporation, 7.66% due
                                                            5/27/2005.............................        1,053,150       0.1
                --------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE              455,000   Countrywide Home Loans, Inc., 5.625% due
                FINANCE                                     7/15/2009.............................   474,048.......       0.1
                --------------------------------------------------------------------------------------------------------------
                WIRELESS                        110,000   AT&T Wireless Services, Inc., 8.75% due
                TELECOMMUNICATION                           3/01/2031.............................          134,109       0.0
                SERVICES

                                              1,005,000   Sprint Capital Corporation, 6.90% due
                                                            5/01/2019.............................        1,010,986       0.1
                                                                                                     --------------     -----
                                                                                                          1,145,095       0.1
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES IN THE
                                                          UNITED STATES                                  90,104,090       9.8
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS IN FIXED INCOME
                                                          SECURITIES (COST--$109,039,116)               108,855,302      11.7
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                              FACE                                                                    PERCENT OF
                                             AMOUNT        COLLATERALIZED MORTGAGE OBLIGATIONS++         VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
                                         US$  1,860,000   Bear Stearns Adjustable Rate Mortgage
                                                            Trust, Series 2004-4, Class A4, 3.517%
                                                            due 6/25/2034(c)......................   $    1,807,154       0.2%
                                              2,412,541   CIT Group Home Equity Loan Trust, Series
                                                            2003-1, Class A2, 2.35% due
                                                            4/20/2027.............................        2,409,309       0.3
                                                          Federal Home Loan Mortgage Corporation:
                                              2,900,000     5% due 7/15/2019......................        2,900,905       0.3
                                              7,993,330     5% due 7/15/2034......................        7,713,563       0.8
                                              5,298,082     5.50% due 12/01/2017-1/01/2018........        5,426,827       0.5
                                             11,650,000     5.50% due 7/15/2034...................       11,595,385       1.3
                                              2,530,855     6% due 4/01/2016-12/01/2017...........        2,641,609       0.3
                                             10,783,028     6% due 5/01/2034-7/15/2034............       11,010,962       1.2
                                              1,244,799     6.50% due 8/01/2016-8/01/2017.........        1,315,263       0.3
                                              4,084,295     7% due 10/01/2031-7/01/2032...........        4,318,351       0.3
                                                          Federal National Mortgage Association:
                                                325,829     5% due 7/15/2019......................          326,135       0.0
                                              9,674,874     6.50% due 8/01/2028-7/15/2034.........       10,081,139       1.1
                                              2,220,000     7.125% due 1/15/2030..................        2,586,242       0.3
                                              1,640,576     7.50% due 9/01/2029-12/01/2031........        1,758,728       0.2
                                              1,689,343     Whole Loan, Series 2003-W19,
                                                            Class 1A1, 2.01% due 11/25/2033.......        1,680,035       0.2
                                              1,579,740   First Franklin Mortgage Loan Asset
                                                            Trust, Series 2003-FF5, Class A2,
                                                            2.82% due 3/25/2034(c)................        1,593,006       0.2
                                              2,115,841   GMAC Mortgage Corporation Loan Trust,
                                                            Series 2003-J7, Class A10, 5.50% due
                                                            11/25/2033............................        2,100,884       0.2
                                                          Government National Mortgage
                                                            Association:
                                                  1,421     7.50% due 6/15/2005-1/15/2006.........            1,457       0.0
                                                941,290     7.50% due 12/15/2026-3/15/2032........        1,015,907       0.1
                                              1,500,000     Series 2004-6, Class C, 4.66% due
                                                            7/16/2033.............................        1,456,032       0.2
                                              1,350,000   Greenwich Capital Commercial Funding
                                                            Corporation, Series 2004-GG1, Class
                                                            A4, 4.755% due 6/10/2036..............        1,345,437       0.1
                                              1,822,724   MASTR Asset Securitization Trust, Series
                                                            2003-10, Class 3A1, 5.50% due
                                                            11/25/2033............................        1,803,266       0.2
                                              3,000,000   MBNA Credit Card Master Note Trust,
                                                            Series 2001-C3, Class C3, 6.55% due
                                                            12/15/2008............................        3,164,958       0.3
                                                          Morgan Stanley ABS Capital I(c):
                                              3,530,173     Series 2004-NC1, Class A2, 1.67% due
                                                            12/27/2033............................        3,542,172       0.4
                                              2,800,000     Series WMC1, Class A3, 1.613% due
                                                            6/25/2034.............................        2,800,000       0.3
                                              1,000,000   Nationslink Funding Corporation, Series
                                                            1999-2, Class A3, 7.181% due
                                                            6/20/2031.............................        1,059,359       0.1
                                              3,450,000   New Century Home Equity Loan Trust,
                                                            Series 2004-2, Class A3, 1.57% due
                                                            4/25/2034(c)..........................        3,450,000       0.4
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS IN COLLATERALIZED
                                                          MORTGAGE OBLIGATIONS (COST--$90,639,303)       90,904,085       9.8
--------------------------------------------------------------------------------------------------------------------------------

                                                                U.S. GOVERNMENT OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------------------
                                                          U.S. Treasury Bonds:
                                                560,000     6.25% due 8/15/2023...................          620,113       0.1
                                                560,000     6.625% due 2/15/2027..................          649,797       0.1
                                              2,710,000     7.25% due 8/15/2022...................        3,320,595       0.4
                                              1,270,000     7.50% due 11/15/2016..................        1,565,622       0.2
                                                780,000     8.125% due 8/15/2019..................        1,021,557       0.1

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                              FACE                                                                    PERCENT OF
                                             AMOUNT       U.S. GOVERNMENT OBLIGATIONS (CONCLUDED)        VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
                                                          U.S. Treasury Inflation Indexed Notes:
                                         US$  1,501,548     3.875% due 1/15/2009..................   $    1,673,992       0.2%
                                              1,304,712     3.50% due 1/15/2011...................        1,448,638       0.2
                                                          U.S. Treasury Notes:
                                                780,000     6.50% due 2/15/2010...................          878,902       0.1
                                              7,060,000     7% due 7/15/2006(f)...................        7,649,348       0.8
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS IN U.S. GOVERNMENT
                                                          OBLIGATIONS (COST--$18,808,535)                18,828,564       2.2
--------------------------------------------------------------------------------------------------------------------------------
STATE                                                                 MUNICIPAL BONDS
--------------------------------------------------------------------------------------------------------------------------------
TEXAS                                           235,000   Harris County, Texas, Industrial
                                                            Development Corporation, Solid Waste
                                                            Disposal Revenue Bonds (Deer Park
                                                            Refining LP), 5.683% due
                                                            3/01/2023(c)..........................          235,012       0.0
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS IN MUNICIPAL BONDS
                                                          (COST--$235,000)                                  235,012       0.0
--------------------------------------------------------------------------------------------------------------------------------
                                           BENEFICIAL
                                            INTEREST               SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------------------
                                         US$119,929,976   Merrill Lynch Liquidity Series, LLC Cash
                                                            Sweep Series I(b).....................      119,929,976      13.0
                                             16,376,150   Merrill Lynch Liquidity Series, LLC
                                                            Money Market Series(b)(g).............       16,376,150       1.8
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS IN SHORT-TERM
                                                          SECURITIES (COST--$136,306,126)               136,306,126      14.8
--------------------------------------------------------------------------------------------------------------------------------
                                           NUMBER OF
                                           CONTRACTS                 OPTIONS PURCHASED
--------------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED                             24++   London InterBank Offered Rate (LIBOR)
                                                            Linked Floor, expiring April 2005 at
                                                            USD 0.015, Broker J.P. Morgan Chase
                                                            Bank..................................              408       0.0
                                                    783   Eurodollar Future, expiring July 2004 at
                                                            USD 98.25, Broker Credit Suisse First
                                                            Boston................................            4,894       0.0
                                                    783   Eurodollar Future, expiring July 2004 at
                                                            USD 98.5, Broker Credit Suisse First
                                                            Boston................................            4,894       0.0
--------------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED                                87   Ten-year U.S. Treasury Note Future,
                                                            expiring July 2004 at USD 107, Broker
                                                            Credit Suisse First Boston............           10,875       0.0
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL OPTIONS PURCHASED (PREMIUM
                                                          RECEIVED--$179,102)                                21,071       0.0
--------------------------------------------------------------------------------------------------------------------------------

                                                                      OPTIONS WRITTEN
--------------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN                              1,566   Eurodollar Future, expiring July 2004 at
                                                            USD 98.5, Broker Credit Suisse First
                                                            Boston................................           (9,788)      0.0
                                                     87   Ten-year U.S. Treasury Note Future,
                                                            expiring July 2004 at USD 110, Broker
                                                            Credit Suisse First Boston............          (39,421)      0.0
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL OPTIONS WRITTEN (PREMIUM
                                                          PAID--$124,301)                                   (49,209)      0.0
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS, NET OF OPTIONS
                                                          WRITTEN (COST--$928,397,580)                  973,834,890     105.5
                                                          LIABILITIES IN EXCESS OF OTHER ASSETS         (50,635,803)    (5.5)
                                                                                                     --------------     -----
                                                          NET ASSETS                                 $  923,199,087     100.0%
                                                                                                     ==============     =====
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

+   Non-income producing security.

++ Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

++  One contract represents a notional amount of $1,000,000.

* For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(a) American Depositary Receipts (ADR).

(b) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

-----------------------------------------------------------------------------------------------------------
                                                                         NET              INTEREST/DIVIDEND
AFFILIATE                                                              ACTIVITY                INCOME
-----------------------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I              $(30,236,185)            $746,719
Merrill Lynch Liquidity Series, LLC Money Market Series              $(18,837,625)            $  8,124
Merrill Lynch Premier Institutional Fund                              (19,971,675)            $  3,362
-----------------------------------------------------------------------------------------------------------

(c) Floating rate note.

(d) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.

(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f) All or a portion of security held as collateral in connection with open financial futures contracts.

Financial futures contracts sold as of June 30, 2004 were as follows:

--------------------------------------------------------------------------------------------
NUMBER OF                                                                        UNREALIZED
CONTRACTS                  ISSUE                 EXPIRATION DATE   FACE VALUE   DEPRECIATION
--------------------------------------------------------------------------------------------
 23         Ten-Year U.S. Treasury Note Futures  September 2004    2,506,914      ($7,633)
--------------------------------------------------------------------------------------------

(g) Security was purchased with the cash proceeds from securities loans.

Forward foreign exchange contracts as of June 30, 2004 were as follows:
--------------------------------------------------------------------------------

                                                              SETTLEMENT     UNREALIZED
                   FOREIGN CURRENCY SOLD                         DATE       APPRECIATION
----------------------------------------------------------------------------------------
Y 323,246,567                                                 August 2004     $48,588
----------------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON FORWARD FOREIGN EXCHANGE CONTRACTS--NET
  (US$ COMMITMENT--$3,018,175)                                                $48,588
                                                                              =======
----------------------------------------------------------------------------------------

Swap contracts outstanding as of June 30, 2004 were as follows:
--------------------------------------------------------------------------------

                                                               NOTIONAL     UNREALIZED APPRECIATION/
                                                                AMOUNT            DEPRECIATION
----------------------------------------------------------------------------------------------------
Receive a variable rate return equal to CMBS Investment
Grade Index Total Return and pay a floating rate based on
1-month USD LIBOR, minus .60%

Broker, J.P. Morgan Chase Bank
Expires September 2004                                        $10,350,000           $     --

Receive a variable return equal to Lehman Brothers U.S. High
Yield Index Total Return and pay a floating rate based on 1-month USD LIBOR, minus .40%

Broker, Lehman Brothers Special Finance
Expires July 2004                                             $ 3,400,000                 --

Bought credit default protection on DJ CDX Index and receive
..6%

Broker, UBS Warburg
Expires September 2009                                        $ 2,000,000              2,404

Bought credit default protection on DJ CDX Index and receive
..6%

Broker, J.P. Morgan Chase Bank
Expires September 2009                                        $ 2,000,000              2,172

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                               NOTIONAL     UNREALIZED APPRECIATION/
                                                                AMOUNT            DEPRECIATION
----------------------------------------------------------------------------------------------------
Receive a variable rate based on 3-month USD LIBOR, plus
..42%, which is capped at a fixed coupon of 8% and callable
quarterly beginning September 2004 and pay a floating rate
based on 3-month USD LIBOR

Broker, J.P. Morgan Chase Bank
Expires March 2010                                            $ 6,800,000           $   (623)

Receive a variable rate based on 3-month USD LIBOR, plus
..56%, which is capped at a fixed coupon of 8% and callable quarterly beginning December 2004 and pay a floating rate based on 3-month USD LIBOR

Broker, J.P. Morgan Chase Bank
Expires June 2010                                             $ 7,000,000             12,679

Receive a variable rate equal to MBS Fixed Rate Index Total
Return and pay a floating rate based on 1-month USD LIBOR, minus .15%

Broker, Lehman Brothers Special Finance
Expires September 2004                                        $ 2,850,000                 --

Receive a variable rate equal to MBS Fixed Rate Index Total
Return and pay a floating rate based on 1-month USD LIBOR, minus .16%

Broker, UBS Warburg
Expires August 2004                                           $20,700,000                 --

Receive a variable rate equal to MBS Fixed Rate Index Total
Return and pay a floating rate based on 1-month USD LIBOR, minus .17%

Broker, UBS Warburg
Expires November 2004                                         $ 2,600,000                 --

Bought credit default protection on Boeing Capital Corp. and pay .48%

Broker, J.P. Morgan Chase Bank
Expires March 2009                                            $   325,000               (883)

Pay 3.875% on TIPS adjusted principal and receive a fixed rate of 3.401%

Broker, J.P. Morgan Chase Bank
Expires January 2009                                          $ 1,694,000            (20,717)

Pay 3.50% on TIPS adjusted principal and receive a fixed rate of 4.17%

Broker, Morgan Stanley Capital Services, Inc.
Expires January 2011                                          $ 1,450,000            (15,169)

Receive a variable return equal to U.S. Treasury Index Total
Return and pay a floating rate based on 1-month USD LIBOR, minus .20%

Broker, Lehman Brothers Special Finance
Expires December 2004                                         $15,100,000                 --

Receive a variable return equal to U.S. Treasury Index Total
Return and pay a floating rate based on 1-month USD LIBOR, minus .20%

Broker, Lehman Brothers Special Finance
Expires March 2005                                            $12,300,000                 --

Bought credit default protection on AON Corp. and pay .37%

Broker, Morgan Stanley Capital Services, Inc.
Expires January 2007                                          $   560,000               (109)

Bought credit default protection on AT&T Corporation and pay
2.28%

Broker, Morgan Stanley Capital Services, Inc.
Expires June 2009                                             $   355,000             15,056

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                               NOTIONAL     UNREALIZED APPRECIATION/
                                                                AMOUNT            DEPRECIATION
----------------------------------------------------------------------------------------------------
Sold credit default protection on Raytheon Company and
receive .73%

Broker, J.P. Morgan Chase Bank
Expires March 2009                                            $   325,000           $ (1,316)

Receive a variable rate based on 3-month USD LIBOR and pay
2.8025%

Broker, J.P. Morgan Chase Bank
Expires January 2007                                          $   560,000              8,149
----------------------------------------------------------------------------------------------------
TOTAL                                                                               $  1,643
                                                                                    ========
----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2004                    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P       MOODY'S          FACE
                                RATINGS     RATINGS         AMOUNT                ASSET-BACKED SECURITIES+               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                                 AAA         Aaa        US$    889,802    Ace Securities Corp., Series 2003-OP1,
                                                                            Class A2, 1.66% due 12/25/2033(b).....    $    891,892
                                 AAA         Aaa             1,167,876    Aegis Asset-Backed Securities Trust,
                                                                            Series 2004-1, Class A, 1.65% due
                                                                            4/25/2034(b)..........................       1,168,105
                                 AAA         Aaa               775,000    Bear Stearns Adjustable Rate Mortgage
                                                                            Trust, Series 2004-4, Class A4, 3.517%
                                                                            due 6/25/2034(b)......................         752,981
                                 AAA         Aaa             1,100,000    CIT Equipment Collateral, Series
                                                                            2003-VT1, Class A3A, 1.23% due
                                                                            4/20/2007(b)..........................       1,101,300
                                 AAA         Aaa             1,206,270    CIT Group Home Equity Loan Trust, Series
                                                                            2003-1, Class A2, 2.35% due
                                                                            4/20/2027.............................       1,204,655
                                                                          California Infrastructure, Series
                                                                            1997-1:
                                 AAA         Aaa               357,600      PG&E-1, Class A7, 6.42% due
                                                                            9/25/2008.............................         373,167
                                 AAA         Aaa               224,887      SCE-1, Class A6, 6.38% due 9/25/2008..         234,959
                                 A+          Aa3               282,526    Capital Auto Receivables Asset Trust,
                                                                            Series 2003-2, Class B, 1.38% due
                                                                            1/15/2009(b)..........................         283,119
                                 NR*         NR*             1,250,000    Capital One Master Trust, Series 2000-4,
                                                                            Class C, 2.039% due 8/15/2008(a)(b)...       1,252,344
                                 AAA         Aaa               777,664    Centex Home Equity, Series 2003-B, Class
                                                                            AV, 1.58% due 6/25/2033(b)............         778,255
                                                                          Chase Credit Card Master Trust, Class
                                                                            C(b):
                                 BBB         Baa2              800,000      Series 2000-3, 1.94% due 1/15/2008....         804,450
                                 BBB         Baa2            1,400,000      Series 2003-1, 2.339% due 4/15/2008...       1,414,268
                                 AAA         NR*             1,100,000    CountryWide Asset-Backed Certificates,
                                                                            Series 2003-BC3, Class A2, 1.61% due
                                                                            9/25/2033(b)..........................       1,101,176
                                 AAA         Aaa               696,944    First Franklin Mortgage Loan Trust,
                                                                            Series 2003-FF5, Class A2, 2.82% due
                                                                            3/25/2034(b)..........................         702,797
                                 AAA         Aaa               700,000    Household Automotive Trust, Series
                                                                            2002-3, Class A3A, 2.75% due
                                                                            6/18/2007.............................         702,831
                                 AAA         Aaa               284,523    Household Home Equity Loan Trust, Series
                                                                            2002-2, Class A, 1.58% due
                                                                            4/20/2032(b)..........................         285,040
                                                                          Long Beach Mortgage Loan Trust(b):
                                 AAA         Aaa               505,945      Series 2002-4, Class 2A, 1.76% due
                                                                            11/26/2032............................         508,343
                                 AAA         Aaa             1,335,491      Series 2004-1, Class A3, 1.60% due
                                                                            2/25/2034.............................       1,336,505
                                 A+          A2                450,596    MBNA Master Credit Card Trust, Series
                                                                            1999-F, Class B, 1.64% due
                                                                            1/16/2007(b)..........................         450,372
                                                                          Morgan Stanley ABS Capital I(b):
                                 AAA         Aaa             1,512,931      Series 2004-NC1, Class A2, 1.67% due
                                                                            12/27/2033............................       1,518,074
                                 AAA         Aaa             1,131,428      Series 2004-NC2, Class A2, 1.60% due
                                                                            12/25/2033............................       1,132,219
                                 AAA         Aaa             1,200,000      Series 2004-WMC1, Class A3, 1.61% due
                                                                            6/25/2034.............................       1,200,000
                                 AAA         Aaa             1,500,000    New Century Home Equity Loan Trust,
                                                                            Series 2004-2, Class A3, 1.57% due
                                                                            4/25/2034(b)..........................       1,500,000
                                                                          Option One Mortgage Loan Trust(b):
                                 AAA         Aaa               224,291      Series 2002-4, Class A, 1.56% due
                                                                            7/25/2032.............................         224,414
                                 AAA         Aaa             1,000,732      Series 2003-4, Class A2, 1.62% due
                                                                            7/25/2033.............................       1,002,055

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P       MOODY'S          FACE
                                RATINGS     RATINGS         AMOUNT          ASSET-BACKED SECURITIES+ (CONCLUDED)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                                 AAA         Aaa        US$    496,325    Residential Asset Mortgage Products,
                                                                            Inc., Series 2003-RS7, Class AI1,
                                                                            1.43% due 6/25/2018(b)................    $    496,364
                                                                          Residential Asset Securities
                                                                            Corporation:
                                 AAA         Aaa               432,454      Series 2002-KS8, Class A2, 3.04% due
                                                                            5/25/2023.............................         432,490
                                 AAA         Aaa             1,235,480      Series 2003-KS5, Class AIIB, 1.59% due
                                                                            7/25/2033(b)..........................       1,236,314
                                 AAA         Aaa               881,140    Saxon Asset Securities Trust, Series
                                                                            2002-3, Class AV, 1.70% due
                                                                            12/25/2032(b).........................         883,039
----------------------------------------------------------------------------------------------------------------------------------
                                                                          TOTAL ASSET-BACKED SECURITIES
                                                                          (COST--$24,933,604)--18.3%                    24,971,528
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    GOVERNMENT & AGENCY
                                                                                        OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------------------
                                 AAA         Aaa             1,070,000    Federal National Mortgage Association,
                                                                            7.125% due 1/15/2030..................       1,246,522
                                                                          U.S. Treasury Bonds:
                                 AAA         Aaa               550,000      7.50% due 11/15/2016(c)...............         678,025
                                 AAA         Aaa               330,000      8.125% due 8/15/2019..................         432,197
                                 AAA         Aaa             1,170,000      7.25% due 8/15/2022...................       1,433,615
                                 AAA         Aaa               240,000      6.25% due 8/15/2023...................         265,763
                                 AAA         Aaa               240,000      6.625% due 2/15/2027..................         278,484
                                                                          U.S. Treasury Inflation Indexed Notes:
                                 AAA         Aaa               779,430      3.875% due 1/15/2009..................         868,942
                                 AAA         Aaa               675,038      3.50% due 1/15/2011...................         749,502
                                                                          U.S. Treasury Notes:
                                 AAA         Aaa             3,040,000      7% due 7/15/2006......................       3,293,770
                                 AAA         Aaa               340,000      6.50% due 2/15/2010...................         383,111
----------------------------------------------------------------------------------------------------------------------------------
                                                                          TOTAL GOVERNMENT & AGENCY OBLIGATIONS
                                                                          (COST--$9,676,159)--7.1%                       9,629,931
----------------------------------------------------------------------------------------------------------------------------------
                                                                             GOVERNMENT AGENCY MORTGAGE-BACKED
                                                                                        SECURITIES+
----------------------------------------------------------------------------------------------------------------------------------
                                                                          Federal Home Loan Mortgage Corporation:
                                 AAA         Aaa             1,260,326    4.50% due 8/01/2018.....................       1,234,352
                                 AAA         Aaa             2,411,200    5% due 7/15/2019........................       2,411,952
                                 AAA         Aaa             3,726,056    5% due 6/01/2034-7/15/2034..............       3,597,005
                                 AAA         Aaa               512,818    5.50% due 3/01/2018.....................         525,231
                                 AAA         Aaa             5,425,000    5.50% due 7/15/2034.....................       5,399,568
                                 AAA         Aaa               979,826    6% due 5/01/2017-8/01/2017..............       1,022,425
                                 AAA         Aaa             5,192,110    6% due 4/01/2034-7/15/2034..............       5,302,485
                                 AAA         Aaa               399,877    6.50% due 5/01/2016-6/01/2016...........         422,558
                                 AAA         Aaa             1,218,895    7% due 4/01/2032-9/01/2032..............       1,288,808
                                                                          Federal National Mortgage Association:
                                 AAA         Aaa               747,209    2.01% due 11/25/2033....................         743,093
                                 AAA         Aaa             1,878,424    5% due 7/15/2019........................       1,880,185
                                 AAA         Aaa               450,314    6% due 2/01/2017........................         469,886
                                 AAA         Aaa             3,443,212    6.50% due 5/01/2031-7/15/2034...........       3,589,200
                                 AAA         Aaa               124,993    7% due 2/01/2016........................         132,805
                                 AAA         Aaa             1,107,108    7% due 2/01/2031-8/01/2032..............       1,170,614
                                 AAA         Aaa               599,943    7.50% due 4/01/2029-5/01/2033...........         643,081
                                 AAA         Aaa               360,366    8% due 9/01/2030-11/01/2032.............         391,827
                                                                          Government National Mortgage
                                                                            Association:
                                 AAA         Aaa             1,000,000    4.66% due 7/16/2033.....................         970,688
                                 AAA         Aaa               174,637    6.50% due 10/15/2031....................         182,728
----------------------------------------------------------------------------------------------------------------------------------
                                                                          TOTAL GOVERNMENT AGENCY MORTGAGE-BACKED
                                                                          SECURITIES
                                                                          (COST--$31,116,342)--23.1%                    31,378,491
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------


                                 S&P        MOODY'S          FACE                 NON-GOVERNMENT AGENCY
                               RATINGS      RATINGS         AMOUNT             MORTGAGE-BACKED SECURITIES+             VALUE
--------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE             AAA          Aaa   US$      932,431  Countrywide Home Loans, Inc., Series
OBLIGATIONS--2.3%                                                          2003-R4, Class 1A1A, 2.216% due
                                                                           7/25/2019.............................  $     926,974
                                    AAA          NR*            139,856  Deutsche Mortgage Securities, Inc.,
                                                                           Series 2003-1, Class 1A1, 4.50% due
                                                                           4/25/2033.............................        139,919
                                    AAA          NR*            919,931  GMAC Mortgage Corporation Loan Trust,
                                                                           Series 2003-J7, Class A10, 5.50% due
                                                                           11/25/2033............................        913,428
                                    AAA          Aaa            911,362  MASTR Asset Securitization Trust, Series
                                                                           2003-10, Class 3A1, 5.50% due
                                                                           11/25/2033............................        901,633
                                    AAA          Aaa          1,400,000  RMAC, Series 2003-NS2A, Class A2C, 1.92%
                                                                           due 9/12/2035(b)......................      1,407,000
                                    AAA          Aaa            444,350  Structured Asset Securities Corporation,
                                                                           Series 2002-9, Class A2, 1.60% due
                                                                           10/25/2027(b).........................        443,882
                                    AAA          Aaa            287,467  Washington Mutual, Inc., Series
                                                                           2002-AR4, Class A7, 5.50% due
                                                                           4/26/2032(b)..........................        289,350
                                                                                                                   -------------
                                                                                                                       5,022,186
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED          AAA          Aaa          1,000,000  Banc of America Large Loan, Series
SECURITIES--4.9%                                                           2003-BBA2, Class A3, 1.559% due
                                                                           10/15/2006(b).........................        999,976
                                                                         Commercial Mortgage Pass-Through
                                                                           Certificates (b):
                                    AAA          Aaa            850,000    Series 2003-FL8, Class A2, 1.44% due
                                                                           7/15/2015(a)..........................        850,234
                                    AAA          Aaa          1,400,000    Series 2003-FL9, Class A3, 1.56% due
                                                                           11/15/2015............................      1,400,466
                                                                         Greenwich Capital Commercial Funding
                                                                           Corporation:
                              NR*......          Aaa          1,211,470  Series 2003-FL1, Class A, 1.681% due
                                                                           1/05/2006(b)..........................      1,211,646
                                    AAA          Aaa            900,000    Series 2004-GG1, Class A4, 4.755% due
                                                                           6/10/2036.............................        896,958
                                    AAA          Aaa            650,000  Nationslink Funding Corporation, Series
                                                                           1999-2, Class A3, 7.181% due
                                                                           6/20/2031.............................        688,583
                                    AAA          Aaa          1,600,000  Wachovia Bank Commercial Mortgage Trust,
                                                                           Series 2003-WHL2, Class A3, 1.559% due
                                                                           6/15/2013(b)..........................      1,600,318
                                                                                                                   -------------
                                                                                                                       7,648,181
--------------------------------------------------------------------------------------------------------------------------------
                                                                         TOTAL NON-GOVERNMENT AGENCY
                                                                         MORTGAGE-BACKED SECURITIES
                                                                         (COST--$12,722,007)--9.3%                    12,670,367
--------------------------------------------------------------------------------------------------------------------------------
INDUSTRIES++                                                                         CORPORATE BONDS
--------------------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS--0.3%             BB+          Ba1            305,000  D.R. Horton, Inc., 5% due 1/15/2009.....        299,281
                                   BBB+         Baa1            165,000  Hanson PLC, 7.875% due 9/27/2010........        188,018
                                                                                                                   -------------
                                                                                                                         487,299
--------------------------------------------------------------------------------------------------------------------------------
CABLE--U.S.--0.5%                   BBB         Baa3            290,000  Comcast Cable Communications Holdings,
                                                                           Inc., 8.375% due 3/15/2013............        340,444
                                    BB-          Ba3            305,000  EchoStar DBS Corporation, 5.75% due
                                                                           10/01/2008............................        300,806
                                                                                                                   -------------
                                                                                                                         641,250
--------------------------------------------------------------------------------------------------------------------------------
CANADIAN CORPORATES**--0.0%          BB          Ba2             45,000  Abitibi-Consolidated Inc., 8.55% due
                                                                           8/01/2010(3)..........................         47,449
--------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.3%                      B+           B1            370,000  IMC Global Inc., 10.875% due 8/01/2013          441,225
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &               BBB         Baa3            155,000  Waste Management, Inc., 7.375% due
SUPPLIES--0.1%                                                             8/01/2010.............................        174,147
--------------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES--0.1%            BBB-          Ba1            145,000  Electronic Data Systems Corporation,
                                                                           7.125% due 10/15/2009.................        151,739
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P       MOODY'S          FACE
INDUSTRIES++                    RATINGS     RATINGS         AMOUNT                    CORPORATE BONDS                    VALUE
----------------------------------------------------------------------------------------------------------------------------------
CONTAINERS--0.3%                                                          Sealed Air Corporation:
                                 BBB         Baa3       US$    125,000      5.375% due 4/15/2008..................    $    129,267
                                 BBB         Baa3              230,000      6.95% due 5/15/2009(a)................         251,081
                                                                                                                      ------------
                                                                                                                           380,348
----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED--0.1%                A-          Baa3              155,000    Brascan Corporation, 5.75% due
                                                                            3/01/2010.............................         159,415
----------------------------------------------------------------------------------------------------------------------------------
FINANCE--1.6%                                                             Household Finance Corporation:
                                 A           A1                200,000      6.50% due 11/15/2008..................         216,091
                                 A           A1                180,000      5.875% due 2/01/2009..................         190,012
                                                                          Sigma Finance Incorporated(b):
                                 AAA         Aaa             1,000,000      1.12% due 8/15/2011...................       1,000,000
                                 AAA         Aaa               500,000      2.38% due 3/31/2014(a)................         499,768
                                 AA          Aa3                80,000    Texaco Capital Inc., 8.625% due
                                                                            6/30/2010.............................          98,037
                                 A-          A3                205,000    Textron Financial Corporation, 2.75% due
                                                                            6/01/2006.............................         203,253
                                                                                                                      ------------
                                                                                                                         2,207,161
----------------------------------------------------------------------------------------------------------------------------------
FINANCE--BANKS--2.3%             A+          Aa2               400,000    Bank of America Corporation, 4.875% due
                                                                            9/15/2012.............................         389,744
                                 A           A1                 95,000    Bank One Corporation, 8% due 4/29/2027..         112,579
                                 BBB-        Baa2              210,000    Capital One Bank, 4.875% due 5/15/2008..         212,258
                                                                          Citigroup Inc.:
                                 A+          Aa2               430,000      5.625% due 8/27/2012..................         442,001
                                 A+          Aa2               215,000      6.625% due 6/15/2032..................         222,676
                                 BB+         Baa3              160,000    FirstBank Puerto Rico, 7.625% due
                                                                            12/20/2005............................         167,597
                                                                          FleetBoston Financial Corporation:
                                 A+          Aa2                65,000      3.85% due 2/15/2008...................          64,746
                                 A           Aa3                75,000      6.375% due 5/15/2008..................          80,931
                                 BB+         NR*               105,000    Hudson United Bancorp, 8.20% due
                                                                            9/15/2006.............................         114,170
                                 BBB+        A3                185,000    PNC Funding Corporation, 6.125% due
                                                                            2/15/2009.............................         197,297
                                 BBB+        A3                110,000    Popular North America, Inc., 3.875% due
                                                                            10/01/2008............................         107,689
                                 BBB-        Baa3              350,000    Sovereign Bank, 5.125% due 3/15/2013....         332,711
                                 A+          Aa3               145,000    U.S. Bancorp, 1.691% due 9/16/2005(b)...         145,175
                                 A-          A3                200,000    Washington Mutual, Inc., 7.50% due
                                                                            8/15/2006.............................         216,761
                                                                          Wells Fargo & Company:
                                 AA-         Aa1               115,000      5.125% due 2/15/2007..................         119,843
                                 A+          Aa2               210,000      5% due 11/15/2014.....................         202,960
                                                                                                                      ------------
                                                                                                                         3,129,138
----------------------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER--8.0%             A+          A1                250,000    American Honda Finance Corporation,
                                                                            1.87% due 10/03/2005(a)(b)............         250,857
                                                                          The Bear Stearns Companies Inc.:
                                 A           A1                275,000      1.47% due 1/30/2009(b)................         275,479
                                 A           A1                235,000      5.70% due 11/15/2014..................         235,732
                                 BBB         Baa2              205,000    Certegy Inc., 4.75% due 9/15/2008.......         207,102
                                 A           A3                325,000    Countrywide Home Loans, Inc., 5.625% due
                                                                            7/15/2009.............................         338,606
                                 A+          Aa3               320,000    Credit Suisse First Boston (USA) Inc.,
                                                                            4.70% due 6/01/2009...................         320,940
                                                                          Deutsche Telekom International Finance
                                                                            BV:
                                 BBB+        Baa1              195,000      8.50% due 6/15/2010...................         227,869
                                 BBB+        Baa2              155,000      8.75% due 6/15/2030...................         188,656
                                 BBB+        Baa1              455,000    ERAC USA Finance Company, 6.70% due
                                                                            6/01/2034(a)..........................         455,643
                                                                          Ford Motor Credit Company:
                                 BBB-        A3              1,000,000      2.036% due 6/30/2005(b)...............         999,221
                                 BBB-        A3                225,000      7.375% due 10/28/2009.................         240,126
                                 BBB-        A3                385,000      7.375% due 2/01/2011..................         406,085
                                 BBB-        A3                750,000      7% due 10/01/2013.....................         757,100

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P       MOODY'S          FACE
INDUSTRIES++                    RATINGS     RATINGS         AMOUNT                    CORPORATE BONDS                    VALUE
----------------------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER--                                                          General Motors Acceptance Corporation:
(CONCLUDED)                      BBB         A3         US$  1,000,000      2.40% due 10/20/2005(b)...............    $  1,008,118
                                 BBB         A3              1,000,000      2.042% due 1/16/2007(b)...............       1,002,798
                                 BBB         A3                140,000      6.875% due 8/28/2012..................         142,416
                                 BBB         A3                369,000      8% due 11/01/2031.....................         378,073
                                                                          The Goldman Sachs Group, Inc.:
                                 A+          Aa3               575,000      5.70% due 9/01/2012...................         583,272
                                 A+          Aa3               300,000      5.25% due 10/15/2013..................         291,295
                                 AA-         A1                155,000    International Lease Finance Corporation,
                                                                            2.95% due 5/23/2006...................         153,974
                                                                          J.P. Morgan Chase & Co.:
                                 A+          Aa3               420,000      3.50% due 3/15/2009...................         403,017
                                 A           A1                290,000      5.75% due 1/02/2013...................         294,744
                                 A           A1                345,000    Lehman Brothers Holdings, Inc., 3.50%
                                                                            due 8/07/2008.........................         334,508
                                                                          MBNA Corporation:
                                 BBB         Baa2              277,000      6.25% due 1/17/2007...................         293,488
                                 BBB         Baa2              100,000      5.625% due 11/30/2007.................         104,494
                                 BBB         Baa2              135,000      4.625% due 9/15/2008..................         135,433
                                 A           A2                 60,000    Mellon Funding Corporation, 6.40% due
                                                                            5/14/2011.............................          65,229
                                 A           A3                635,000    Prudential Holdings LLC, 8.695% due
                                                                            12/18/2023(a).........................         762,305
                                 A+          A2                 75,000    Verizon Global Funding Corporation,
                                                                            7.375% due 9/01/2012..................          84,357
                                                                                                                      ------------
                                                                                                                        10,940,937
----------------------------------------------------------------------------------------------------------------------------------
FOREIGN OBLIGATIONS**--0.9%      AAA         Aaa        Y   133,500,000   International Bank for Reconstruction &
                                                                            Development, 4.75% due
                                                                            12/20/2004(1).........................       1,249,668
----------------------------------------------------------------------------------------------------------------------------------
GAMING--0.3%                     BB+         Ba1        US$    360,000    MGM Mirage Inc., 6% due 10/01/2009......         352,800
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--CONSUMER             BBB-        Ba1               350,000    American Greetings Corporation, 6.10%
GOODS--1.2%                                                                 due 8/01/2028.........................         357,875
                                 BBB         Baa2              285,000    Cadbury Schweppes US Finance LLC, 3.875%
                                                                            due 10/01/2008(a).....................         279,583
                                 B           NR*               700,000    Valeant Pharmaceuticals International,
                                                                            6.50% due 7/15/2008 (Convertible).....         723,625
                                 BBB-        Baa3              245,000    Yum! Brands, Inc., 8.875% due
                                                                            4/15/2011.............................         295,648
                                                                                                                      ------------
                                                                                                                         1,656,731
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--ENERGY--1.6%         BBB+        Baa1               80,000    Anadarko Finance Company, 7.50% due
                                                                            5/01/2031.............................          91,088
                                 BBB+        Baa1              100,000    Anadarko Petroleum Corporation, 5.375%
                                                                            due 3/01/2007.........................         104,448
                                 BBB         Baa2              260,000    Halliburton Company, 5.50% due
                                                                            10/15/2010............................         263,039
                                 A-          A3                237,438    Kern River Funding Corporation, 4.893%
                                                                            due 4/30/2018(a)......................         230,113
                                 BBB+        Baa1              150,000    Kinder Morgan Energy Partners, LP, 5.35%
                                                                            due 8/15/2007.........................         156,093
                                 BBB-        Baa3              170,000    MidAmerican Energy Holdings Company,
                                                                            5.875% due 10/01/2012.................         172,619
                                 A+          A1                135,000    Motiva Enterprises LLC, 5.20% due
                                                                            9/15/2012(a)..........................         133,957
                                 BBB         Baa3              195,000    Panhandle Eastern Pipe Line Company,
                                                                            LLC, 2.75% due 3/15/2007..............         187,121
                                 BBB-        Ba1               470,000    Plains All American Pipeline LP, 5.625%
                                                                            due 12/15/2013(a).....................         446,153
                                 BBB-        Baa3              308,000    XTO Energy, Inc., 7.50% due 4/15/2012...         347,536
                                                                                                                      ------------
                                                                                                                         2,132,167
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P       MOODY'S          FACE
INDUSTRIES++                    RATINGS     RATINGS         AMOUNT                    CORPORATE BONDS                    VALUE
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                     A-          A2         US$    225,000    Alcoa Inc., 1.64% due 12/06/2004(b).....    $    225,172
MANUFACTURING--3.9%
                                 BBB-        Ba1               140,000    Amerada Hess Corporation, 7.125% due
                                                                            3/15/2033.............................         139,555
                                 B+          Ba3               570,000    Celestica Inc., 3.691%*** due 8/01/2020
                                                                            (Convertible).........................         313,500
                                 BBB-        Baa3              315,000    Cia Brasileira de Bebida, 8.75% due
                                                                            9/15/2013(a)..........................         332,325
                                                                          DaimlerChrysler NA Holding Corporation:
                                 BBB         A3              1,500,000      1.87% due 5/24/2006(b)................       1,504,202
                                 BBB         A3                180,000      4.75% due 1/15/2008...................         181,492
                                 BBB         A3                200,000      7.75% due 1/18/2011...................         223,520
                                 BBB         Baa1              140,000    General Motors Corporation, 7.125% due
                                                                            7/15/2013.............................         143,787
                                 A-          A3                150,000    Hutchison Whampoa International Ltd.,
                                                                            5.45% due 11/24/2010(a)...............         147,230
                                 BB+         Ba1               155,000    Hyundai Motor Manufacturing Alabama,
                                                                            LLC, 5.30% due 12/19/2008(a)..........         152,533
                                 BB+         Baa3              185,000    Jabil Circuit, Inc., 5.875% due
                                                                            7/15/2010.............................         191,104
                                 BBB         Baa3              515,000    Kerr-McGee Corporation, 6.95% due
                                                                            7/01/2024.............................         513,340
                                 BBB-        Baa3              265,000    Lear Corporation, 8.11% due 5/15/2009...         301,848
                                 BBB-        Baa3              370,000    Raytheon Company, 8.30% due 3/01/2010...         434,011
                                 BBB         Baa3              415,000    Tyco International Group SA, 6.75% due
                                                                            2/15/2011.............................         450,931
                                                                                                                      ------------
                                                                                                                         5,254,550
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--SERVICES--4.3%                                                ARAMARK Services, Inc.:
                                 BBB-        Baa3              245,000      6.75% due 8/01/2004...................         245,784
                                 BBB-        Baa3              205,000      6.375% due 2/15/2008..................         217,745
                                 A-          Baa1              245,000    Boston Scientific Corporation, 5.45% due
                                                                            6/15/2014.............................         246,494
                                                                          Cendant Corporation:
                                 BBB         Baa1              205,000      6.875% due 8/15/2006..................         219,043
                                 BBB         Baa1              110,000      6.25% due 1/15/2008...................         117,305
                                                                          HCA Inc.:
                                 BBB-        Ba1               145,000      6.95% due 5/01/2012...................         151,282
                                 BBB-        Ba1               275,000      6.30% due 10/01/2012..................         275,141
                                 BBB-        Ba1                90,000      5.75% due 3/15/2014...................          85,563
                                 BBB-        Baa3              175,000    InterActiveCorp, 7% due 1/15/2013.......         188,720
                                 BBB         Ba1               360,000    Lenfest Communications, Inc., 10.50% due
                                                                            6/15/2006.............................         405,313
                                 BBB-        Baa3            1,630,000    Liberty Media Corporation, 3.02% due
                                                                            9/17/2006(b)..........................       1,660,204
                                                                          Manor Care, Inc.:
                                 BBB         Ba1               235,000      7.50% due 6/15/2006...................         250,275
                                 BBB         Ba1               115,000      6.25% due 5/01/2013...................         117,156
                                                                          News America Incorporated:
                                 BBB-        Baa3              200,000      7.30% due 4/30/2028...................         216,878
                                 BBB-        Baa3              120,000      6.75% due 1/09/2038...................         131,202
                                 BBB+        Baa1              200,000    PHH Corporation, 6% due 3/01/2008.......         211,305
                                 BBB         Baa3               55,000    SUPERVALU Inc., 7.50% due 5/15/2012.....          61,661
                                 BBB         Baa3              215,000    Tele-Communications Inc., 9.80% due
                                                                            2/01/2012.............................         269,546
                                 BBB+        Baa1              690,000    Time Warner Inc., 6.875% due 5/01/2012..         745,609
                                                                                                                      ------------
                                                                                                                         5,816,226
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P       MOODY'S          FACE
INDUSTRIES++                    RATINGS     RATINGS         AMOUNT                    CORPORATE BONDS                    VALUE
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--
TRANSPORTATION--1.2%

                                 AAA         Aaa        US$    151,428    American Airlines, Inc., 3.857% due
                                                                            7/09/2010.............................    $    146,258
                                                                          Continental Airlines, Inc.:
                                 AAA         Aaa               140,000      6.563% due 2/15/2012..................         145,601
                                 BBB         Ba3               295,000      7.875% due 7/02/2018..................         277,203
                                 A-          Ba1               190,158    Delta Air Lines, Inc., 7.379% due
                                                                            11/18/2011............................         179,886
                                 BBB+        Baa1              300,000    MISC Capital Limited, 5% due 7/01/2009
                                                                            (a)...................................         300,404
                                 BBB         Baa1              130,000    Norfolk Southern Corporation, 7.25% due
                                                                            2/15/2031.............................         142,669
                                                                          Southwest Airlines Co.:
                                 A           Baa1               30,000      8% due 3/01/2005......................          30,950
                                 A           Baa1              190,000      7.875% due 9/01/2007..................         210,594
                                                                          Union Pacific Corporation:
                                 BBB         Baa2              110,000      7.25% due 11/01/2008..................         121,428
                                 BBB         Baa2              100,000      5.375% due 5/01/2014..................          98,533
                                                                                                                      ------------
                                                                                                                         1,653,526
----------------------------------------------------------------------------------------------------------------------------------
INSURANCE--1.3%                  A-          Baa2              260,000    Aon Corporation, 6.70% due 1/15/2007....         277,838
                                 BBB         Baa3              185,000    Infinity Property and Casualty
                                                                            Corporation, 5.50% due 2/18/2014......         177,977
                                 BBB-        NR*               145,000    Kingsway America, Inc., 7.50% due
                                                                            2/01/2014(a)..........................         142,506
                                 A+          A2                 70,000    Marsh & McLennan Companies, Inc., 3.625%
                                                                            due 2/15/2008.........................          69,041
                                 BBB+        Baa3              280,000    NLV Financial Corporation, 7.50% due
                                                                            8/15/2033(a)..........................         282,666
                                 BBB+        Baa3              225,000    RLI Corp., 5.95% due 1/15/2014                   219,433
                                 A-          Baa1              420,000    Security Benefit Life Insurance Company,
                                                                            7.45% due 10/01/2033(a)...............         416,765
                                 BBB+        A3                160,000    Travelers Property Casualty Corp.,
                                                                            6.375% due 3/15/2033..................         157,599
                                                                                                                      ------------
                                                                                                                         1,743,825
----------------------------------------------------------------------------------------------------------------------------------
OIL REFINERIES--0.4%             A-          Baa2              105,000    EnCana Corporation, 4.75% due
                                                                            10/15/2013............................          99,279
                                 BBB         Baa3              460,000    Ultramar Diamond Shamrock Corporation,
                                                                            6.75% due 10/15/2037..................         499,742
                                                                                                                      ------------
                                                                                                                           599,021
----------------------------------------------------------------------------------------------------------------------------------
PAPER--1.3%                      BB+         Ba2               495,000    Boise Cascade Corporation, 7.66% due
                                                                            5/27/2005.............................         511,088
                                 BBB+        Baa2              275,000    Celulosa Arauco y Constitucion SA,
                                                                            8.625% due 8/15/2010..................         319,561
                                 BBB         Baa2              480,000    Champion International Corporation,
                                                                            6.65% due 12/15/2037..................         520,195
                                 A-          Baa2              155,000    Inversiones CMPC SA, 4.875% due
                                                                            6/18/2013(a)..........................         143,896
                                 BBB-        Baa3              155,000    Rock-Tenn Company, 5.625% due
                                                                            3/15/2013.............................         152,428
                                 BBB         Baa2              150,000    Sappi Papier Holding AG, 6.75% due
                                                                            6/15/2012(a)..........................         160,069
                                                                                                                      ------------
                                                                                                                         1,807,237
----------------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST                   BBB         Baa2              455,000    Weyerhaeuser Company, 6.75% due
PRODUCTS--0.4%                                                              3/15/2012.............................         492,743
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P       MOODY'S          FACE
INDUSTRIES++                    RATINGS     RATINGS         AMOUNT                    CORPORATE BONDS                    VALUE
----------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT           BBB         Baa2       US$    140,000    CarrAmerica Realty Corporation, 3.625%
TRUST--1.2%                                                                 due 4/01/2009.........................    $    132,597
                                 BBB-        Baa3               85,000    Colonial Realty LP, 4.80% due
                                                                            4/01/2011.............................          81,665
                                 BBB         Baa3              125,000    Developers Diversified Realty
                                                                            Corporation, 6.625% due 1/15/2008.....         133,420
                                 BBB         Baa2              205,000    HRPT Properties Trust, 5.75% due
                                                                            2/15/2014.............................         200,695
                                 BBB+        Baa2              135,000    Health Care Property Investors, Inc.,
                                                                            6.50% due 2/15/2006...................         140,770
                                 BBB-        Baa3              135,000    Health Care REIT, Inc., 6% due
                                                                            11/15/2013............................         132,950
                                 BB+         Ba1               450,000    iStar Financial Inc., 5.125% due
                                                                            4/01/2011(a)..........................         427,970
                                 BBB-        Baa3              165,000    Nationwide Health Properties, Inc.,
                                                                            6.59% due 7/07/2038...................         166,606
                                 BBB         Baa2              150,000    United Dominion Realty Trust, Inc.,
                                                                            6.50% due 6/15/2009...................         161,601
                                                                                                                      ------------
                                                                                                                         1,578,274
----------------------------------------------------------------------------------------------------------------------------------
RETAIL--STORES--0.0%             BBB+        Baa1               60,000    Limited Brands, Inc., 6.125% due
                                                                            12/01/2012............................          62,904
----------------------------------------------------------------------------------------------------------------------------------
SUPRANATIONAL--0.2%              A           A2                220,000    Corporacion Andina de Fomento, 6.875%
                                                                            due 3/15/2012.........................         236,501
----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--                      BBB         Baa2              110,000    AT&T Corporation, 8.05% due 11/15/2011..         112,940
COMMUNICATIONS--1.1%
                                 BBB         Baa2              137,000    AT&T Wireless Services, Inc., 8.75% due
                                                                            3/01/2031.............................         167,026
                                 A+          A3                270,000    GTE Corporation, 6.84% due 4/15/2018....         284,867
                                 BBB         Baa2              230,000    Harris Corporation, 6.35% due
                                                                            2/01/2028.............................         241,391
                                 BB-         Ba3               234,000    Qwest Corporation, 7.20% due
                                                                            11/01/2004............................         235,755
                                 BBB-        Baa3              240,000    Sprint Capital Corporation, 6.90% due
                                                                            5/01/2019.............................         241,429
                                 BBB         Baa3              235,000    TELUS Corporation, 7.50% due 6/01/2007..         255,945
                                                                                                                      ------------
                                                                                                                         1,539,353
----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC &            NR*         Baa2              250,000    AEP Texas Central Company, 6.65% due
GAS--4.5%                                                                   2/15/2033.............................         253,710
                                 BBB         Baa1              295,000    Arizona Public Service Company, 5.80%
                                                                            due 6/30/2014.........................         295,284
                                 BBB         Baa1              220,000    Cincinnati Gas & Electric Company, 5.70%
                                                                            due 9/15/2012.........................         224,931
                                                                          Dominion Resources, Inc.:
                                 BBB+        Baa1              200,000      7.625% due 7/15/2005..................         210,098
                                 BBB+        Baa1              170,000      1.55% due 5/15/2006(b)................         170,249
                                 A-          Baa1              305,000    Exelon Generation Company, LLC, 5.35%
                                                                            due 1/15/2014.........................         295,773
                                 A-          A2                380,000    FPL Group Capital Inc., 1.886% due
                                                                            3/30/2005(b)..........................         380,722
                                 BBB-        Baa3              750,000    PPL Capital Funding, Inc., 2.31% due
                                                                            5/18/2006(b)..........................         749,817
                                 BBB         Baa1              205,000    PSE&G Power LLC, 6.95% due 6/01/2012....         222,914
                                                                          Pacific Gas & Electric Company:
                                 BBB         Baa2              600,000      2.30% due 4/03/2006(b)................         600,362
                                 BBB         Baa2              685,000      6.05% due 3/01/2034...................         644,281
                                 BBB         Baa2              160,000    Pepco Holdings, Inc., 4% due 5/15/2010..         148,785
                                 BBB         Baa2              190,000    Public Service Company of New Mexico,
                                                                            4.40% due 9/15/2008...................         189,414
                                 BBB+        Baa1              145,000    Sempra Energy, 4.75% due 5/15/2009......         145,873
                                                                          Southern California Edison Company:
                                 NR*         Baa2               46,000      1.89% due 1/13/2006(b)................          46,060
                                 BB          Baa2              265,000      8% due 2/15/2007......................         292,736
                                 NR*         Baa2              140,000      6% due 1/15/2034......................         134,146

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P       MOODY'S          FACE
INDUSTRIES++                    RATINGS     RATINGS         AMOUNT                    CORPORATE BONDS                    VALUE
----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC & GAS        BBB+        Baa1       US$    210,000    Southern Power Company, 6.25% due
(CONCLUDED)                                                                 7/15/2012.............................    $    220,563
                                 BBB         Baa2              200,000    TXU Australia Holdings Partnership LP,
                                                                            6.15% due 11/15/2013(a)...............         208,354
                                 A-          Baa1              225,000    Vectren Utility Holdings, Inc., 5.25%
                                                                            due 8/01/2013.........................         221,776
                                                                          Westar Energy, Inc.:
                                 BB-         Ba2               235,000      9.75% due 5/01/2007...................         267,687
                                 NR*         Ba1               140,000      6% due 7/01/2014......................         142,236
                                                                                                                      ------------
                                                                                                                         6,065,771
----------------------------------------------------------------------------------------------------------------------------------
YANKEE CORPORATES**--1.8%                                                 Corporacion Nacional del Cobre de Chile
                                                                            (Codelco)(3)(a):
                                 A           A2                250,000      6.375% due 11/30/2012.................         264,593
                                 A           A2                130,000      5.50% due 10/15/2013..................         129,085
                                                                          France Telecom (4):
                                 BBB+        Baa2              465,000      8.75% due 3/01/2011...................         538,852
                                 BBB         Baa2              100,000      9.50% due 3/01/2031...................         125,502
                                 BBB         Baa1              200,000    Koninklijke (KPN) NV, 8% due
                                                                            10/01/2010(3).........................         231,574
                                                                          Pemex Project Funding Master Trust (1):
                                 BBB-        Baa1              230,000      3.078% due 1/07/2005(a)(b)............         231,840
                                 BBB-        Baa1              750,000      2.82% due 6/15/2010(a)(b).............         753,375
                                 BBB-        Baa1              165,000      9.125% due 10/13/2010.................         188,925
                                                                                                                      ------------
                                                                                                                         2,463,746
----------------------------------------------------------------------------------------------------------------------------------
YANKEE SOVEREIGNS**--1.5%        AAA         Aaa        E      596,000    Bundesobligation, 3.50% due
                                                                            10/10/2008(2).........................         726,005
                                 A           Baa1       US$    160,000    Republic of Chile, 5.50% due
                                                                            1/15/2013(2)..........................         160,416
                                 BBB         Baa2              270,000    Republic of South Africa, 6.50% due
                                                                            6/02/2014(2)..........................         272,700
                                                                          United Mexican States(2):
                                 BBB-        Baa2              405,000      9.875% due 2/01/2010..................         486,608
                                 BBB-        Baa2              220,000      6.375% due 1/16/2013..................         219,560
                                 BBB-        Baa2              115,000      5.875% due 1/15/2014..................         110,515
                                                                                                                      ------------
                                                                                                                         1,975,804
----------------------------------------------------------------------------------------------------------------------------------
                                                                          TOTAL CORPORATE BONDS
                                                                          (COST--$55,174,104)--40.7%                    55,440,955
----------------------------------------------------------------------------------------------------------------------------------
STATE                                                                                 MUNICIPAL BONDS
----------------------------------------------------------------------------------------------------------------------------------
TEXAS--0.1%                      NR*         A1                100,000    Harris County, Texas, Industrial
                                                                            Development Corporation, Solid Waste
                                                                            Disposal Revenue Bonds (Deer Park
                                                                            Refining LP), 5.683% due
                                                                            3/01/2023(b)..........................         100,005
----------------------------------------------------------------------------------------------------------------------------------
                                                                          TOTAL MUNICIPAL BONDS (COST
                                                                          $100,000)--0.1%                                  100,005
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    PREFERRED SECURITIES
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIES++                                                                           CAPITAL TRUSTS
----------------------------------------------------------------------------------------------------------------------------------
FINANCE--BANKS--0.4%             A-          A1                295,000    Chase Capital III, 1.86% due
                                                                            3/01/2027(b)..........................         280,511
                                 A-          A1                220,000    First Chicago NBD Capital I, 1.729% due
                                                                            2/01/2027(b)..........................         210,742
                                                                                                                      ------------
                                                                                                                           491,253
----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC &            BBB+        A3                125,000    Alabama Power Capital Trust V, 5.50% due
GAS--0.1%                                                                   10/01/2042(b).........................         128,859
----------------------------------------------------------------------------------------------------------------------------------
                                                                          TOTAL CAPITAL TRUSTS
                                                                          (COST--$611,095)--0.5%                           620,112
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                            SHARES
INDUSTRIES++                                                 HELD                     PREFERRED STOCKS                   VALUE
----------------------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER--0.3%                                                35    DG Funding Trust(a)                         $    381,518
----------------------------------------------------------------------------------------------------------------------------------
                                                                          TOTAL PREFERRED STOCKS
                                                                          (COST--$385,126)--0.3%..................         381,518
----------------------------------------------------------------------------------------------------------------------------------
                                  S&P       MOODY'S          FACE
                                RATINGS     RATINGS         AMOUNT                    TRUST PREFERRED
----------------------------------------------------------------------------------------------------------------------------------
AEROSPACE &                      NR*         NR*        US$    785,000    RC Trust I, 7% due 5/15/2006
DEFENSE--0.6%                                                               (Convertible).........................         834,062
----------------------------------------------------------------------------------------------------------------------------------
                                                                          TOTAL TRUST PREFERRED
                                                                          (COST--$831,305)--0.6%                           834,062
----------------------------------------------------------------------------------------------------------------------------------
                                                                          TOTAL PREFERRED SECURITIES
                                                                          (COST--$1,827,526)--1.4%                       1,835,692
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   SHORT-TERM INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER****--13.1%                                  3,000,000    Barton Capital Corp., 1.06% due
                                                                            7/01/2004.............................       2,999,912
                                                             2,200,000    Delaware Funding Corp., 1.42% due
                                                                            7/01/2004.............................       2,199,913
                                                             6,629,000    General Electric Capital Corp., 1.48%
                                                                            due 7/01/2004.........................       6,628,727
                                                             6,000,000    Old Line Funding Corporation, 1.15% due
                                                                            7/15/2004.............................       5,997,125
----------------------------------------------------------------------------------------------------------------------------------
                                                                          TOTAL SHORT-TERM INVESTMENTS
                                                                          (COST--$17,825,677)--13.1%                    17,825,677
----------------------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF                       OPTIONS
                                                          CONTRACTS                      PURCHASED
----------------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED--0.0%                                       347    Eurodollar Futures, expiring July 2004
                                                                            at USD 98.25, Broker Credit Suisse
                                                                            First Boston..........................           2,169
                                                                   347    Eurodollar Futures, expiring July 2004
                                                                            at USD 98.5, Broker Credit Suisse
                                                                            First Boston..........................           2,169
                                                                  10++    London InterBank Offered Rate (LIBOR)
                                                                            Linked Floor, expiring April 2005 at
                                                                            1.50%, Broker J.P. Morgan Chase Bank..             170
                                                                                                                      ------------
                                                                                                                             4,508
----------------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED--0.0%                                         39    U.S. Treasury Notes, expiring July 2004
                                                                            at USD 107, Broker Credit Suisse First
                                                                            Boston................................           4,875
----------------------------------------------------------------------------------------------------------------------------------
                                                                          TOTAL OPTIONS PURCHASED
                                                                          (PREMIUMS PAID--$79,152)--0.0%                     9,383
----------------------------------------------------------------------------------------------------------------------------------
                                                                          TOTAL INVESTMENTS
                                                                          (COST--$153,454,571)--113.1%                 153,862,029
----------------------------------------------------------------------------------------------------------------------------------
                                                                                      OPTIONS WRITTEN
----------------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--0.0%                                         694    Eurodollar Futures, expiring July 2004
                                                                            at USD 98.38, Broker Credit Suisse
                                                                            First Boston..........................          (4,337)
                                                                    39    U.S. Treasury Notes, expiring July 2004
                                                                            at USD 110, Broker Credit Suisse First
                                                                            Boston................................         (17,672)
----------------------------------------------------------------------------------------------------------------------------------
                                                                          TOTAL OPTIONS WRITTEN
                                                                          (PREMIUMS RECEIVED--$55,251)--0.0%               (22,009)
----------------------------------------------------------------------------------------------------------------------------------
                                                                          TOTAL INVESTMENTS, NET OF OPTIONS
                                                                          WRITTEN
                                                                          (COST--$153,399,320)--113.1%                 153,840,020
                                                                          LIABILITIES IN EXCESS OF OTHER
                                                                          ASSETS--(13.1%)                              (17,782,282)
                                                                                                                      ------------
                                                                          NET ASSETS--100.0%                          $136,057,738
                                                                                                                      ============
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

+ Asset-Backed and Mortgage-Backed Obligations are subject to principal paydowns as a result of the prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.

++ For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

++   One contract represents a notional amount of $1,000,000.

*    Not Rated.

**   Corresponding industry groups for foreign securities:

(1)  Financial Institution.

(2)  Government Entity.

(3)  Industrial.

(4)  Telecommunications.

*** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.

**** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b)  Floating rate note.
(c) All or a portion of security held as collateral in connection with open financial futures contracts. Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

----------------------------------------------------------------------------
                                                           NET      DIVIDEND
AFFILIATE                                                ACTIVITY    INCOME
----------------------------------------------------------------------------
Merrill Lynch Premier Institutional Fund                     --      $  150
----------------------------------------------------------------------------

Financial futures contracts sold as of June 30, 2004 were as follows:

---------------------------------------------------------------------------------------------------------------
NUMBER OF                                                                                           UNREALIZED
CONTRACTS                                   ISSUE                  EXPIRATION DATE   FACE VALUE    DEPRECIATION
---------------------------------------------------------------------------------------------------------------
  59                                Ten-Year U.S. Treasury Notes   September 2004    $ 6,387,500     $(62,859)
---------------------------------------------------------------------------------------------------------------

Forward foreign exchange contracts as of June 30, 2004 were as follows:

----------------------------------------------------------------
                                               UNREALIZED
FOREIGN CURRENCY SOLD  SETTLEMENT DATE        APPRECIATION
----------------------------------------------------------------
Y 139,745,469            August 2004            $ 21,005
----------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON
FORWARD FOREIGN EXCHANGE
CONTRACTS--NET (US$
COMMITMENT--$1,304,813)                         $ 21,005
                                                ========
----------------------------------------------------------------

Swap contracts outstanding as of June 30, 2004 were as follows:
--------------------------------------------------------------------------------

                                                                                              UNREALIZED
                                                                      NOTIONAL               APPRECIATION/
                                                                       AMOUNT                DEPRECIATION
---------------------------------------------------------------------------------------------------------------
Receive a variable rate return equal to Lehman Brothers U.S.
High Yield Index Total Return and pay a floating rate based
on 1-month USD LIBOR, minus .40%

Broker, Lehman Brothers Special Finance
Expires July 2004                                                    $1,500,000                $     --

Sold credit default protection on Sprint Capital Corporation and receive a fixed rate of 1.50%

Broker, Morgan Stanley Capital Services Inc.
Expires September 2008                                               $  430,000                  11,504

Sold credit default protection on Comcast Cable
Communications, Inc. and receive a fixed rate of 1.15%

Broker, Morgan Stanley Capital Services Inc.
Expires September 2008                                               $  430,000                   9,968

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                                              UNREALIZED
                                                                      NOTIONAL               APPRECIATION/
                                                                       AMOUNT                DEPRECIATION
---------------------------------------------------------------------------------------------------------------
Pay 3.875% on TIPS adjusted principal and receive a fixed
rate of 3.401% interest

Broker, J.P. Morgan Chase Bank
Expires January 2009                                                 $  879,000                $(10,745)

Pay 3.50% on TIPS adjusted principal and receive a fixed rate of 4.17% interest

Broker, Morgan Stanley Capital Services Inc.
Expires January 2011                                                 $  750,000                  (7,843)

Receive a variable rate return equal to Lehman Brothers CMBS
Investment Grade Index Total Return and pay a floating rate based on 1-month USD LIBOR, minus .55%

Broker, Deutsche Bank AG, London
Expires January 2005                                                 $1,600,000                      --

Receive a variable rate return equal to U.S. Treasury Index
Total Return and pay a floating rate based on 1-month USD
LIBOR, minus .20%

Broker, Lehman Brothers Special Finance
Expires December 2004                                                $6,700,000                      --

Bought credit default protection on Tyson Foods Inc. and pay
1.36%
Broker, Morgan Stanley Capital Services Inc.
Expires September 2008                                               $  430,000                  (6,430)

Bought credit default protection on Weyerhaeuser Co. and pay
..73%

Broker, Morgan Stanley Capital Services Inc.
Expires September 2008                                               $  430,000                  (4,960)

Receive a variable rate return equal to MBS Fixed Rate Index
Total Return and pay a floating rate based on 1-month USD
LIBOR, minus .16%

Broker, UBS Warburg
Expires August 2004                                                  $7,400,000                      --

Bought credit default protection on AON Corp. and pay
2.8025% on fixed rate swap

Broker, J.P. Morgan Chase Bank
Expires January 2007                                                 $  285,000                   4,148

Bought credit default protection on AON Corp. and pay .37%

Broker, Morgan Stanley Capital Services Inc.
Expires January 2007                                                 $  285,000                     (56)

Bought credit default protection on Boeing Capital Corp. and pay .48%

Broker, J.P. Morgan Chase Bank
Expires March 2009                                                   $  160,000                    (435)

Sold credit default protection on Raytheon Company and receive .73%

Broker, J.P. Morgan Chase Bank
Expires March 2009                                                   $  160,000                    (648)

Receive a variable rate return equal to U.S. Treasury Index
Total Return and pay a floating rate based on 1-month USD
LIBOR, minus .20%

Broker, Lehman Brothers Special Finance                              $6,300,000                      --
Expires March 2005

Receive a variable rate return equal to MBS Fixed Rate Index
Total Return and pay a floating rate based on 1-month USD
LIBOR, minus .15%

Broker, Lehman Brothers Special Finance                              $1,250,000                      --
Expires September 2004

Receive a variable rate return equal to Lehman Brothers CMBS
Investment Grade Index Total Return and pay a floating rate based on 1-month USD LIBOR, minus .60%

Broker, UBS Warburg
Expires October 2004                                                 $4,650,000                      --

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                                              UNREALIZED
                                                                      NOTIONAL               APPRECIATION/
                                                                       AMOUNT                DEPRECIATION
---------------------------------------------------------------------------------------------------------------
Receive a variable rate return equal to MBS Fixed Rate Index
Total Return and pay a floating rate based on 1-month USD
LIBOR, minus .17%

Broker, UBS Warburg
Expires November 2004                                                $1,100,000                $     --

Receive a variable rate return based on 3-month USD LIBOR, plus .56%, which is capped at a fixed coupon of 8% and callable quarterly beginning September 2004 and pay a floating rate based on 3-month USD LIBOR

Broker, J.P. Morgan Chase Bank
Expires June 2010                                                    $3,100,000                   5,615

Bought credit default protection on AT&T Corp. and pay 2.28%

Broker, Morgan Stanley Capital Services Inc.
Expires June 2009                                                    $  155,000                   6,574

Sold credit spreadlock protection on Dominion Resources, Inc. and receive 7.82% interest

Broker, Morgan Stanley Capital Services Inc.
Expires September 2004                                               $  175,000                      --

Receive a variable rate return based on 3-month USD LIBOR, plus .42%, which is capped at a fixed coupon of 8% and callable quarterly beginning September 2004 and pay a floating rate based on 3-month USD LIBOR

Broker, J.P. Morgan Chase Bank
Expires March 2010                                                   $3,000,000                    (275)
---------------------------------------------------------------------------------------------------------------
TOTAL                                                                                          $  6,417
                                                                                               ========
---------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Fundamental Growth Strategy Portfolio
Schedule of Investments as of June 30, 2004
--------------------------------------------------------------------------------

                             SHARES                                                                                    PERCENT OF
INDUSTRIES++                  HELD                             COMMON STOCKS                               VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                   81,200    +Gilead Sciences, Inc. .................................      $  5,440,400       1.8%
---------------------------------------------------------------------------------------------------------------------------------
CHEMICALS                       64,000    Air Products and Chemicals, Inc. .......................         3,356,800       1.1
                                85,600    Praxair, Inc. ..........................................         3,416,296       1.2
                                                                                                        ------------     -----
                                                                                                           6,773,096       2.3
---------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &           30,900    +Apollo Group, Inc. (Class A)...........................         2,728,161       0.9
SUPPLIES                       107,100    +Monster Worldwide Inc. ................................         2,754,612       0.9
                                                                                                        ------------     -----
                                                                                                           5,482,773       1.8
---------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT       582,700    +Cisco Systems, Inc. ...................................        13,809,990       4.6
                               259,100    +Corning Incorporated...................................         3,383,846       1.1
                               977,800    +Lucent Technologies Inc. ..............................         3,696,084       1.3
                               154,300    Motorola, Inc. .........................................         2,815,975       1.0
                                                                                                        ------------     -----
                                                                                                          23,705,895       8.0
---------------------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS        463,700    +EMC Corporation........................................         5,286,180       1.8
                               240,000    Hewlett-Packard Company.................................         5,064,000       1.7
                               109,700    +SanDisk Corporation....................................         2,379,393       0.8
                                                                                                        ------------     -----
                                                                                                          12,729,573       4.3
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE                77,600    American Express Company................................         3,987,088       1.3
---------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT            50,100    Emerson Electric Company................................         3,183,855       1.0
                               117,100    Rockwell Automation, Inc. ..............................         4,392,421       1.5
                                                                                                        ------------     -----
                                                                                                           7,576,276       2.5
---------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &          93,600    +Agilent Technologies, Inc. ............................         2,740,608       0.9
INSTRUMENTS                    105,200    Tektronix, Inc. ........................................         3,578,904       1.2
                                                                                                        ------------     -----
                                                                                                           6,319,512       2.1
---------------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT &              93,400    Baker Hughes Incorporated...............................         3,516,510       1.2
SERVICE                        115,400    Schlumberger Limited....................................         7,329,054       2.4
                                                                                                        ------------     -----
                                                                                                          10,845,564       3.6
---------------------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES                 112,100    SUPERVALU Inc. .........................................         3,431,381       1.1
RETAILING                       98,500    SYSCO Corporation.......................................         3,533,195       1.2
                                                                                                        ------------     -----
                                                                                                           6,964,576       2.3
---------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE                     96,700    Alcon, Inc. ............................................         7,605,455       2.5
EQUIPMENT &                    168,100    +Boston Scientific Corporation..........................         7,194,680       2.4
SUPPLIES                        71,400    DENTSPLY International Inc. ............................         3,719,940       1.3
                               139,800    Medtronic, Inc. ........................................         6,811,056       2.3
                                37,500    +Varian Medical Systems, Inc. ..........................         2,975,625       1.0
                                                                                                        ------------     -----
                                                                                                          28,306,756       9.5
---------------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &           30,000    Marriott International, Inc. (Class A)..................         1,496,400       0.5
LEISURE
                                70,900    +Starbucks Corporation..................................         3,082,732       1.1
                                68,000    Starwood Hotels & Resorts Worldwide, Inc. ..............         3,049,800       1.0
                                                                                                        ------------     -----
                                                                                                           7,628,932       2.6
---------------------------------------------------------------------------------------------------------------------------------
IT SERVICES                    104,800    First Data Corporation..................................         4,665,696       1.6
                                35,300    +Hewitt Associates, Inc. (Class A)......................           970,750       0.3
                               102,800    Paychex, Inc. ..........................................         3,482,864       1.2
                                                                                                        ------------     -----
                                                                                                           9,119,310       3.1
---------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                     156,700    3M Co. .................................................        14,104,567       4.7
CONGLOMERATES                  542,400    General Electric Company................................        17,573,760       5.9
                                                                                                        ------------     -----
                                                                                                          31,678,327      10.6
---------------------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG              69,000    +eBay Inc. .............................................         6,344,550       2.1
RETAIL                         105,200    +InterActiveCorp........................................         3,170,728       1.1
                                                                                                        ------------     -----
                                                                                                           9,515,278       3.2
---------------------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE &            157,800    +Yahoo! Inc. ...........................................         5,732,874       1.9
SERVICES
---------------------------------------------------------------------------------------------------------------------------------
MACHINERY                       48,000    Cummins Inc. ...........................................         3,000,000       1.0
                                50,000    Eaton Corporation.......................................         3,237,000       1.1
                                65,000    PACCAR Inc. ............................................         3,769,350       1.3
                                                                                                        ------------     -----
                                                                                                          10,006,350       3.4
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Fundamental Growth Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Concluded)
--------------------------------------------------------------------------------

                             SHARES                                                                                    PERCENT OF
INDUSTRIES++                  HELD                             COMMON STOCKS                               VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
METALS & MINING                 77,700    Freeport-McMoRan Copper & Gold, Inc. (Class B)..........      $  2,575,755       0.8%
                                34,000    Phelps Dodge Corporation................................         2,635,340       0.9
                                                                                                        ------------     -----
                                                                                                           5,211,095       1.7
---------------------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS              60,000    Canon, Inc. ............................................         3,161,802       1.1
---------------------------------------------------------------------------------------------------------------------------------
OIL & GAS                       89,400    Apache Corporation......................................         3,893,370       1.3
                                72,100    Devon Energy Corporation................................         4,758,600       1.6
                                                                                                        ------------     -----
                                                                                                           8,651,970       2.9
---------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                109,400    +Forest Laboratories, Inc. .............................         6,195,322       2.1
---------------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                72,300    Analog Devices, Inc. ...................................         3,403,884       1.1
SEMICONDUCTOR EQUIPMENT        504,700    Intel Corporation.......................................        13,929,720       4.7
                               207,800    Texas Instruments Incorporated..........................         5,024,604       1.7
                                                                                                        ------------     -----
                                                                                                          22,358,208       7.5
---------------------------------------------------------------------------------------------------------------------------------
SOFTWARE                        58,300    +Electronic Arts Inc. ..................................         3,180,265       1.1
                               540,000    Microsoft Corporation...................................        15,422,400       5.2
                               483,800    +Oracle Corporation.....................................         5,771,734       1.9
                                                                                                        ------------     -----
                                                                                                          24,374,399       8.2
---------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                96,800    Best Buy Co., Inc. .....................................         4,911,632       1.7
                                54,600    Lowe's Companies, Inc. .................................         2,869,230       1.0
                                90,150    +Rent A Center Inc. ....................................         2,698,189       0.9
                               135,200    Staples, Inc. ..........................................         3,962,712       1.3
                                67,400    Tiffany & Co. ..........................................         2,483,690       0.8
                                                                                                        ------------     -----
                                                                                                          16,925,453       5.7
---------------------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL &             66,900    +Coach, Inc. ...........................................         3,023,211       1.0
LUXURY GOODS                    87,000    Nike, Inc. (Class B)....................................         6,590,250       2.2
                                                                                                        ------------     -----
                                                                                                           9,613,461       3.2
---------------------------------------------------------------------------------------------------------------------------------
                                          TOTAL COMMON STOCKS
                                          (COST--$256,512,672)                                           288,304,290      96.7
---------------------------------------------------------------------------------------------------------------------------------
                           BENEFICIAL
                            INTEREST                       SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------------------
                           $ 6,644,813    Merrill Lynch Liquidity Series, LLC Cash Sweep Series I
                                            (a)...................................................         6,644,813       2.2
                            18,926,600    Merrill Lynch Liquidity Series, LLC Money Market Series
                                            (a)(b)................................................        18,926,600       6.4
---------------------------------------------------------------------------------------------------------------------------------
                                          TOTAL SHORT-TERM SECURITIES
                                          (COST--$25,571,413)                                             25,571,413       8.6
---------------------------------------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENTS
                                          (COST--$282,084,085)                                           313,875,703     105.3
                                          LIABILITIES IN EXCESS OF OTHER ASSETS                          (15,850,901)     (5.3)
                                                                                                        ------------     -----
                                          NET ASSETS                                                    $298,024,802     100.0%
                                                                                                        ============     =====
---------------------------------------------------------------------------------------------------------------------------------

+   Non-income producing security.
++ For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
(a) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

----------------------------------------------------------------------------------------------
                                                                  NET        INTEREST/DIVIDEND
AFFILIATE                                                       ACTIVITY          INCOME
----------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I       $(4,124,409)        $55,310
Merrill Lynch Liquidity Series, LLC Money Market Series       $ 3,789,236         $15,369
Merrill Lynch Premier Institutional Fund                       (5,045,787)        $ 4,614
----------------------------------------------------------------------------------------------

(b) Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2004                    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                 SHARES                                                             PERCENT OF
COUNTRY               INDUSTRIES+++                HELD                 COMMON STOCKS                   VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA         FOOD PRODUCTS                 202,000    +Burns, Philp & Company Limited.........  $     95,685       0.1%
                  ------------------------------------------------------------------------------------------------------------
                  METALS & MINING
                                                141,400    BHP Billiton Limited....................     1,234,196       0.6
                                                  6,000    Blue Scope Steel Limited................        28,171       0.0
                                                 30,000    Rio Tinto Limited.......................       751,283       0.3
                                                125,000    WMC Resources Limited...................       428,409       0.2
                                                                                                     ------------     -----
                                                                                                        2,442,059       1.1
                  ------------------------------------------------------------------------------------------------------------
                  OIL & GAS
                                                 19,800    Woodside Petroleum Limited..............       229,924       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN AUSTRALIA             2,767,668       1.3
------------------------------------------------------------------------------------------------------------------------------
BELGIUM           DIVERSIFIED                     3,612    +Belgacom SA............................       109,951       0.1
                  TELECOMMUNICATION
                  SERVICES
                  ------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN BELGIUM                 109,951       0.1
------------------------------------------------------------------------------------------------------------------------------
BRAZIL            METALS & MINING                 2,700    Companhia Vale do Rio Doce (ADR)(a).....       128,385       0.1
                                                  5,000    Companhia Vale do Rio Doce (Sponsored
                                                             ADR)(a)...............................       195,500       0.1
                                                                                                     ------------     -----
                                                                                                          323,885       0.2
                  ------------------------------------------------------------------------------------------------------------
                  OIL & GAS
                                                 19,000    Petroleo Brasileiro SA-- Petrobras
                                                             (ADR)(a)..............................       533,330       0.2
                  ------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN BRAZIL                  857,215       0.4
------------------------------------------------------------------------------------------------------------------------------
CANADA            COMMUNICATIONS                208,229    +Nortel Networks Corporation............     1,039,063       0.5
                  EQUIPMENT
                  ------------------------------------------------------------------------------------------------------------
                  ENERGY EQUIPMENT &
                  SERVICE
                                                 28,800    +Drillers Technology Corp. .............        21,481       0.0
                  ------------------------------------------------------------------------------------------------------------
                  METALS & MINING
                                                  5,000    Barrick Gold Corporation................        99,124       0.0
                                                  8,600    +Glamis Gold Ltd. ......................       150,416       0.1
                                                 39,300    Placer Dome Inc. .......................       653,952       0.3
                                                  7,200    Placer Dome Inc. .......................       120,291       0.1
                                                                                                     ------------     -----
                                                                                                        1,023,783       0.5
                  ------------------------------------------------------------------------------------------------------------
                  OIL & GAS
                                                  3,000    Niko Resources Ltd. ....................        86,370       0.0
                  ------------------------------------------------------------------------------------------------------------
                  PAPER & FOREST
                  PRODUCTS
                                                  7,300    Domtar, Inc. ...........................        93,704       0.0
                  ------------------------------------------------------------------------------------------------------------
                  ROAD & RAIL
                                                  2,300    CP Railway Limited......................        56,181       0.0
                                                  5,300    CP Railway Limited......................       130,539       0.1
                                                                                                     ------------     -----
                                                                                                          186,720       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN CANADA                2,451,121       1.1
------------------------------------------------------------------------------------------------------------------------------
CHINA             AUTOMOBILES                   200,000    Denway Motors Limited...................        72,438       0.0
                  ------------------------------------------------------------------------------------------------------------
                  INSURANCE
                                                  2,900    +China Life Insurance Co., Limited
                                                             (ADR)(a)..............................        68,701       0.0
                                                 21,500    +Ping An Insurance (Group) Company of
                                                             China Limited.........................        29,219       0.0
                                                                                                     ------------     -----
                                                                                                           97,920       0.0
                  ------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION
                  INFRASTRUCTURE
                                                 62,000    Hainan Meilan Airport Company Limited
                                                             'H'...................................        47,296       0.0
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN CHINA                   217,654       0.0
------------------------------------------------------------------------------------------------------------------------------
FINLAND           COMMUNICATIONS                  5,100    Nokia Oyj 'A' (ADR)(a)..................        74,154       0.0
                  EQUIPMENT
                  ------------------------------------------------------------------------------------------------------------
                  PAPER & FOREST
                  PRODUCTS
                                                 13,700    Stora Enso Oyj 'R'......................       185,849       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN FINLAND                 260,003       0.1
------------------------------------------------------------------------------------------------------------------------------
FRANCE            AUTOMOBILES                     3,728    PSA Peugeot Citroen.....................       207,598       0.1
                  ------------------------------------------------------------------------------------------------------------
                  COMMERCIAL BANKS
                                                  6,825    BNP Paribas SA..........................       419,749       0.2
                  ------------------------------------------------------------------------------------------------------------
                  CONSTRUCTION &
                  ENGINEERING
                                                  1,776    Vinci SA................................       178,912       0.1
                  ------------------------------------------------------------------------------------------------------------
                  CONSTRUCTION MATERIALS
                                                  2,357    Lafarge SA (Ordinary)...................       210,198       0.1
                  ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                 SHARES                                                             PERCENT OF
COUNTRY               INDUSTRIES+++                HELD                 COMMON STOCKS                   VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
FRANCE            DIVERSIFIED                    10,446    France Telecom SA.......................  $    272,229       0.1%
(CONCLUDED)       TELECOMMUNICATION
                  SERVICES
                  ------------------------------------------------------------------------------------------------------------
                  HOTELS, RESTAURANTS &
                  LEISURE
                                                  7,023    Accor SA................................       296,410       0.1
                  ------------------------------------------------------------------------------------------------------------
                  INSURANCE
                                                 10,212    Axa.....................................       224,882       0.1
                  ------------------------------------------------------------------------------------------------------------
                  METALS & MINING
                                                 10,309    Arcelor.................................       173,086       0.1
                  ------------------------------------------------------------------------------------------------------------
                  OIL & GAS
                                                  3,500    Total SA (ADR)(a).......................       336,280       0.2
                                                  2,710    TotalFinaElf SA.........................       516,659       0.2
                                                                                                     ------------     -----
                                                                                                          852,939       0.4
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN FRANCE                2,836,003       1.3
------------------------------------------------------------------------------------------------------------------------------
GERMANY           AIR FREIGHT &                   8,287    +Deutsche Lufthansa AG (Registered
                  LOGISTICS                                  Shares)...............................       112,721       0.1
                                                  9,794    Deutsche Post AG (Registered Shares)....       211,507       0.1
                                                                                                     ------------     -----
                                                                                                          324,228       0.2
                  ------------------------------------------------------------------------------------------------------------
                  AUTO COMPONENTS
                                                  1,972    Continental AG..........................        95,106       0.0
                  ------------------------------------------------------------------------------------------------------------
                  AUTOMOBILES
                                                  4,465    Bayerische Motoren Werke (BMW) AG.......       197,574       0.1
                  ------------------------------------------------------------------------------------------------------------
                  CHEMICALS
                                                  3,351    Linde AG................................       184,443       0.1
                  ------------------------------------------------------------------------------------------------------------
                  CONSTRUCTION &
                  ENGINEERING
                                                  9,712    Hochtief AG.............................       230,414       0.1
                  ------------------------------------------------------------------------------------------------------------
                  DIVERSIFIED FINANCIAL
                  SERVICES
                                                  4,064    Deutsche Boerse AG......................       206,530       0.1
                  ------------------------------------------------------------------------------------------------------------
                  DIVERSIFIED
                  TELECOMMUNICATION
                  SERVICES
                                                 18,252    +Deutsche Telekom AG (Registered
                                                             Shares)...............................       320,659       0.1
                  ------------------------------------------------------------------------------------------------------------
                  ELECTRIC UTILITIES
                                                  5,437    E.On AG.................................       392,265       0.2
                  ------------------------------------------------------------------------------------------------------------
                  INSURANCE
                                                    807    Allianz AG (Registered Shares)..........        87,413       0.0
                  ------------------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS
                                                  2,281    Schering AG.............................       134,402       0.1
                  ------------------------------------------------------------------------------------------------------------
                  TEXTILES, APPAREL &
                  LUXURY GOODS
                                                  1,759    Adidas-Salomon AG.......................       210,007       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN GERMANY               2,383,041       1.1
------------------------------------------------------------------------------------------------------------------------------
HONG KONG         COMMERCIAL BANKS               27,600    HSBC Holdings PLC.......................       415,780       0.2
                  ------------------------------------------------------------------------------------------------------------
                  INDUSTRIAL
                  CONGLOMERATES
                                                 76,260    Hutchison Whampoa Limited...............       520,634       0.3
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN HONG KONG               936,414       0.5
------------------------------------------------------------------------------------------------------------------------------
INDIA             AUTOMOBILES                    14,000    Bajaj Auto Limited......................       269,357       0.1
                                                  5,000    Tata Motors Limited.....................        41,349       0.0
                                                                                                     ------------     -----
                                                                                                          310,706       0.1
                  ------------------------------------------------------------------------------------------------------------
                  COMMERCIAL BANKS
                                                 12,100    Oriental Bank of Commerce...............        63,257       0.0
                                                 13,300    State Bank of India.....................       124,582       0.1
                                                                                                     ------------     -----
                                                                                                          187,839       0.1
                  ------------------------------------------------------------------------------------------------------------
                  CONSTRUCTION MATERIALS
                                                 33,390    +Gujarat Ambuja Cements Limited.........       206,586       0.1
                  ------------------------------------------------------------------------------------------------------------
                  DIVERSIFIED
                  TELECOMMUNICATION
                  SERVICES
                                                 74,000    Mahanagar Telephone Nigam Ltd. .........       212,383       0.1
                  ------------------------------------------------------------------------------------------------------------
                  HOUSEHOLD PRODUCTS
                                                101,000    Hindustan Lever Ltd. ...................       279,658       0.1
                  ------------------------------------------------------------------------------------------------------------
                  IT SERVICES
                                                  6,000    Infosys Technologies Limited............       720,770       0.3
                  ------------------------------------------------------------------------------------------------------------
                  OIL & GAS
                                                151,000    Reliance Industries Ltd. ...............     1,410,976       0.7
                  ------------------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS
                                                  4,000    Dr. Reddy's Laboratories Limited........        63,983       0.0
                                                  9,100    Ranbaxy Laboratories Limited............       180,011       0.1
                                                                                                     ------------     -----
                                                                                                          243,994       0.1
                  ------------------------------------------------------------------------------------------------------------
                  ROAD & RAIL
                                                 11,000    Container Corporation of India
                                                             Limited...............................       135,170       0.1
                  ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                 SHARES                                                             PERCENT OF
COUNTRY               INDUSTRIES+++                HELD                 COMMON STOCKS                   VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
INDIA             THRIFTS & MORTGAGE             31,000    Housing Development Finance Corporation
(CONCLUDED)       FINANCE                                    Ltd. (HDFC)...........................  $    348,704       0.2%
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN INDIA                 4,056,786       1.9
------------------------------------------------------------------------------------------------------------------------------
INDONESIA         COMMERCIAL BANKS              267,000    PT Bank Danamon Indonesia Tbk...........        80,221       0.0
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN INDONESIA                80,221       0.0
------------------------------------------------------------------------------------------------------------------------------
IRELAND           COMMERCIAL BANKS               19,700    Bank of Ireland.........................       262,689       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN IRELAND                 262,689       0.1
------------------------------------------------------------------------------------------------------------------------------
ISRAEL            COMMUNICATIONS                 75,700    +ECI Telecom Limited (U.S. Registered
                  EQUIPMENT                                  Shares)...............................       517,031       0.2
                                                  3,398    +ECtel Ltd. ............................         9,820       0.0
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN ISRAEL                  526,851       0.2
------------------------------------------------------------------------------------------------------------------------------
ITALY             COMMERCIAL BANKS               75,762    Capitalia SpA...........................       237,076       0.1
                                                126,082    Intesa BCI SpA..........................       492,560       0.2
                                                                                                     ------------     -----
                                                                                                          729,636       0.3
                  ------------------------------------------------------------------------------------------------------------
                  DIVERSIFIED
                  TELECOMMUNICATION
                  SERVICES
                                                 82,505    Telecom Italia SpA......................       256,470       0.1
                  ------------------------------------------------------------------------------------------------------------
                  ELECTRIC UTILITIES
                                                 22,240    Enel SpA................................       178,314       0.1
                  ------------------------------------------------------------------------------------------------------------
                  ENERGY EQUIPMENT &
                  SERVICE
                                                 22,900    Saipem SpA..............................       208,402       0.1
                  ------------------------------------------------------------------------------------------------------------
                  INSURANCE
                                                  7,617    Societa Assicuratrice Industriale SpA...       169,738       0.1
                  ------------------------------------------------------------------------------------------------------------
                  OIL & GAS
                                                 24,932    ENI SpA.................................       495,013       0.2
                                                  1,100    ENI SpA (ADR)(a)........................       110,374       0.1
                                                                                                     ------------     -----
                                                                                                          605,387       0.3
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN ITALY                 2,147,947       1.0
------------------------------------------------------------------------------------------------------------------------------
JAPAN             AUTO COMPONENTS                 9,500    Toyota Industries Corporation...........       228,108       0.1
                  ------------------------------------------------------------------------------------------------------------
                  AUTOMOBILES
                                                 47,000    Fuji Heavy Industries, Ltd. ............       263,612       0.1
                                                  4,400    Honda Motor Co., Ltd. ..................       212,106       0.1
                                                 35,000    Suzuki Motor Corporation................       616,506       0.3
                                                                                                     ------------     -----
                                                                                                        1,092,224       0.5
                  ------------------------------------------------------------------------------------------------------------
                  BEVERAGES
                                                 13,000    Coca-Cola West Japan Company Limited....       321,679       0.2
                                                  5,000    Kinki Coca-Cola Bottling Co., Ltd. .....        46,740       0.0
                                                                                                     ------------     -----
                                                                                                          368,419       0.2
                  ------------------------------------------------------------------------------------------------------------
                  CHEMICALS
                                                 25,000    Asahi Chemical Industry Co., Ltd. ......       129,451       0.1
                                                 26,000    Shin-Etsu Chemical Co., Ltd. ...........       929,295       0.4
                                                                                                     ------------     -----
                                                                                                        1,058,746       0.5
                  ------------------------------------------------------------------------------------------------------------
                  COMMERCIAL BANKS
                                                 33,333    The Bank of Yokohama, Ltd. .............       208,341       0.1
                                                  8,900    Shinsei Bank, Ltd. .....................        56,769       0.0
                                                                                                     ------------     -----
                                                                                                          265,110       0.1
                  ------------------------------------------------------------------------------------------------------------
                  CONSTRUCTION &
                  ENGINEERING
                                                 47,000    JGC Corporation.........................       452,275       0.2
                  ------------------------------------------------------------------------------------------------------------
                  CONSUMER FINANCE
                                                 14,000    Credit Saison Co., Ltd. ................       420,840       0.2
                  ------------------------------------------------------------------------------------------------------------
                  ELECTRONIC EQUIPMENT &
                  INSTRUMENTS
                                                 12,000    Murata Manufacturing Co., Ltd. .........       684,049       0.3
                  ------------------------------------------------------------------------------------------------------------
                  FOOD & STAPLES
                                                 14,500    Ito-Yokado Co., Ltd. ...................       620,584       0.3
                  RETAILING
                                                  6,000    +Seiyu, Ltd. ...........................        19,686       0.0
                                                                                                     ------------     -----
                                                                                                          640,270       0.3
                  ------------------------------------------------------------------------------------------------------------
                  GAS UTILITIES
                                                 99,000    Tokyo Gas Co. ..........................       351,125       0.2
                  ------------------------------------------------------------------------------------------------------------
                  HOUSEHOLD PRODUCTS
                                                 10,600    Rohto Pharmaceutical Co., Ltd. .........       121,140       0.1
                  ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                 SHARES                                                             PERCENT OF
COUNTRY               INDUSTRIES+++                HELD                 COMMON STOCKS                   VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
JAPAN             INSURANCE                     194,000    Aioi Insurance Company, Limited.........  $    858,745       0.4%
(CONCLUDED)
                                                    185    Millea Holdings, Inc. ..................     2,746,643       1.3
                                                271,000    Mitsui Sumitomo Insurance Company,
                                                             Limited...............................     2,545,709       1.2
                                                 39,000    NIPPONKOA Insurance Company, Limited....       250,195       0.1
                                                                                                     ------------     -----
                                                                                                        6,401,292       3.0
                  ------------------------------------------------------------------------------------------------------------
                  MACHINERY
                                                  5,000    Fanuc Ltd. .............................       298,309       0.1
                                                 49,000    Kubota Corporation......................       260,459       0.1
                                                                                                     ------------     -----
                                                                                                          558,768       0.2
                  ------------------------------------------------------------------------------------------------------------
                  OFFICE ELECTRONICS
                                                 18,000    Canon, Inc. ............................       948,541       0.4
                  ------------------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS
                                                  5,000    Kyorin Pharmaceutical Co., Ltd. ........        73,180       0.0
                                                 17,000    Takeda Pharmaceutical Company Limited...       746,277       0.4
                                                                                                     ------------     -----
                                                                                                          819,457       0.4
                  ------------------------------------------------------------------------------------------------------------
                  REAL ESTATE
                                                    100    Marco Polo Investment Holdings
                                                             Limited...............................       140,000       0.1
                  ------------------------------------------------------------------------------------------------------------
                  WIRELESS
                  TELECOMMUNICATION
                  SERVICES
                                                    135    NTT DoCoMo, Inc. .......................       241,259       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN JAPAN                14,791,623       6.9
------------------------------------------------------------------------------------------------------------------------------
MALAYSIA          FOOD PRODUCTS                  36,000    IOI Corporation Berhad..................        77,211       0.0
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN MALAYSIA                 77,211       0.0
------------------------------------------------------------------------------------------------------------------------------
MEXICO            BEVERAGES                       5,400    Fomento Economico Mexicano, SA de CV
                                                             (ADR)(a)..............................       247,536       0.1
                  ------------------------------------------------------------------------------------------------------------
                  MEDIA
                                                  8,800    Grupo Televisa, SA (ADR)(a).............       398,376       0.2
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN MEXICO                  645,912       0.3
------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS       CHEMICALS                       4,837    Akzo Nobel NV...........................       177,902       0.0
                  ------------------------------------------------------------------------------------------------------------
                  COMMERCIAL SERVICES &
                  SUPPLIES
                                                 17,605    Buhrmann NV.............................       174,994       0.1
                                                 11,393    Vedior NV 'A'...........................       166,058       0.1
                                                                                                     ------------     -----
                                                                                                          341,052       0.2
                  ------------------------------------------------------------------------------------------------------------
                  CONSTRUCTION &
                  ENGINEERING
                                                  3,962    Imtech NV...............................       108,458       0.1
                  ------------------------------------------------------------------------------------------------------------
                  DIVERSIFIED FINANCIAL
                  SERVICES
                                                 14,833    ING Groep NV............................       350,103       0.2
                  ------------------------------------------------------------------------------------------------------------
                  FOOD & STAPLES
                  RETAILING
                                                 22,025    +Koninklijke Ahold NV...................       172,839       0.1
                                                 12,058    Koninklijke Ahold NV (ADR)(a)...........        95,620       0.0
                                                                                                     ------------     -----
                                                                                                          268,459       0.1
                  ------------------------------------------------------------------------------------------------------------
                  HOUSEHOLD DURABLES
                                                  9,493    Koninklijke (Royal) Philips Electronics
                                                             NV....................................       255,594       0.1
                  ------------------------------------------------------------------------------------------------------------
                  MEDIA
                                                  8,023    Wolters Kluwer NV 'A'...................       145,637       0.1
                  ------------------------------------------------------------------------------------------------------------
                  OIL & GAS
                                                 11,319    Royal Dutch Petroleum Company...........       580,872       0.3
                                                  5,300    Royal Dutch Petroleum Company (NY
                                                             Registered Shares)....................       273,851       0.1
                                                                                                     ------------     -----
                                                                                                          854,723       0.4
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN THE NETHERLANDS       2,501,928       1.2
------------------------------------------------------------------------------------------------------------------------------
NORWAY            COMMERCIAL BANKS               25,348    DNB Holding ASA.........................       172,973       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN NORWAY                  172,973       0.1
------------------------------------------------------------------------------------------------------------------------------
SINGAPORE         BEVERAGES                      30,000    Fraser & Neave Limited..................       243,839       0.1
                  ------------------------------------------------------------------------------------------------------------
                  COMMERCIAL BANKS
                                                 21,000    Oversea-Chinese Banking Corporation
                                                             Ltd. .................................       147,522       0.1
                  ------------------------------------------------------------------------------------------------------------
                  HEALTH CARE PROVIDERS
                  & SERVICES
                                                193,000    Parkway Holdings Limited................       125,496       0.0
                  ------------------------------------------------------------------------------------------------------------
                  INDUSTRIAL
                  CONGLOMERATES
                                                114,000    Keppel Corporation Ltd. ................       466,603       0.2
                  ------------------------------------------------------------------------------------------------------------
                  REAL ESTATE
                                                182,000    Keppel Land Limited.....................       170,118       0.1
                  ------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION
                  INFRASTRUCTURE
                                                221,000    SembCorp Logistics Limited..............       236,082       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN SINGAPORE             1,389,660       0.6
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                 SHARES                                                             PERCENT OF
COUNTRY               INDUSTRIES+++                HELD                 COMMON STOCKS                   VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA      PAPER & FOREST                 25,800    Sappi Limited (ADR)(a)..................  $    396,030       0.2%
                  PRODUCTS
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN SOUTH AFRICA            396,030       0.2
------------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA       CHEMICALS                      12,500    Samsung Fine Chemicals Co., Ltd. .......       180,658       0.1
                  ------------------------------------------------------------------------------------------------------------
                  COMMERCIAL BANKS
                                                  5,000    +Kookmin Bank...........................       155,344       0.0
                                                 25,000    Pusan Bank..............................       138,468       0.1
                                                                                                     ------------     -----
                                                                                                          293,812       0.1
                  ------------------------------------------------------------------------------------------------------------
                  DIVERSIFIED
                  TELECOMMUNICATION
                  SERVICES
                                                 53,200    KT Corporation (ADR)(a).................       959,728       0.5
                  ------------------------------------------------------------------------------------------------------------
                  ELECTRIC UTILITIES
                                                 17,000    Korea Electric Power Corporation........       273,648       0.1
                  ------------------------------------------------------------------------------------------------------------
                  FOOD PRODUCTS
                                                  5,300    Cheil Jedang Corporation................       286,672       0.1
                  ------------------------------------------------------------------------------------------------------------
                  METALS & MINING
                                                 32,000    POSCO (ADR)(a)..........................     1,072,320       0.5
                  ------------------------------------------------------------------------------------------------------------
                  TEXTILES, APPAREL &
                  LUXURY GOODS
                                                  6,000    Cheil Industries Inc. ..................        69,580       0.0
                  ------------------------------------------------------------------------------------------------------------
                  TOBACCO
                                                 25,000    KT&G Corporation........................       577,672       0.3
                  ------------------------------------------------------------------------------------------------------------
                  WIRELESS
                  TELECOMMUNICATION
                  SERVICES
                                                    500    SK Telecom Co., Ltd. ...................        82,215       0.0

                                                  9,600    SK Telecom Co., Ltd. (ADR)(a)...........       201,504       0.1
                                                                                                     ------------     -----
                                                                                                          283,719       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN SOUTH KOREA           3,997,809       1.8
------------------------------------------------------------------------------------------------------------------------------
SPAIN             COMMERCIAL BANKS               16,301    Banco Bilbao Vizcaya, SA................       217,762       0.1
                  ------------------------------------------------------------------------------------------------------------
                  ELECTRIC UTILITIES
                                                  8,026    Union Electrica Fenosa, SA..............       171,178       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN SPAIN                   388,940       0.2
------------------------------------------------------------------------------------------------------------------------------
SWEDEN            COMMERCIAL SERVICES &          14,479    Securitas AB 'B'........................       180,676       0.1
                  SUPPLIES
                  ------------------------------------------------------------------------------------------------------------
                  INSURANCE
                                                 42,902    Skandia Forsakrings AB..................       177,692       0.1
                  ------------------------------------------------------------------------------------------------------------
                  MACHINERY
                                                  5,562    Volvo AB 'B'............................       193,449       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN SWEDEN                  551,817       0.3
------------------------------------------------------------------------------------------------------------------------------
SWITZERLAND       CAPITAL MARKETS                 9,609     Credit Suisse Group....................       341,425       0.2
                                                  3,633    UBS AG (Registered Shares)..............       255,998       0.1
                                                                                                     ------------     -----
                                                                                                          597,423       0.3
                  ------------------------------------------------------------------------------------------------------------
                  CONSTRUCTION MATERIALS
                                                  4,770    Holderbank Finan Glaris Ltd. (Registered
                                                             Shares)...............................       259,372       0.1
                  ------------------------------------------------------------------------------------------------------------
                  FOOD PRODUCTS
                                                  1,602    Nestle SA (Registered Shares)...........       427,234       0.2
                  ------------------------------------------------------------------------------------------------------------
                  INSURANCE
                                                  1,464    +Swiss Life Holding.....................       204,275       0.1
                  ------------------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS
                                                  5,611    Novartis AG (Registered Shares).........       247,531       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN SWITZERLAND           1,735,835       0.8
------------------------------------------------------------------------------------------------------------------------------
TAIWAN            COMMERCIAL BANKS               35,000    +First Financial Holding Co., Ltd. .....        25,386       0.0
                                                277,000    SinoPac Holdings Company................       144,923       0.1
                                                188,000    Taishin Financial Holdings Co., Ltd. ...       154,804       0.1
                                                                                                     ------------     -----
                                                                                                          325,113       0.2
                  ------------------------------------------------------------------------------------------------------------
                  DIVERSIFIED
                  TELECOMMUNICATION
                  SERVICES
                                                 27,000    Chunghwa Telecom Co., Ltd. (ADR)(a).....       476,280       0.2
                  ------------------------------------------------------------------------------------------------------------
                  MACHINERY
                                                147,000    Yuangtay Engineering Co., Ltd. .........        78,219       0.0
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN TAIWAN                  879,612       0.4
------------------------------------------------------------------------------------------------------------------------------
THAILAND          COMMERCIAL BANKS              476,000    Siam Commercial Bank Public Company
                                                             Limited (Registered Shares)...........       538,462       0.3
                  ------------------------------------------------------------------------------------------------------------
                  CONSTRUCTION MATERIALS
                                                 62,000    Siam Cement Public Company Limited
                                                             'Foreign'.............................       370,013       0.2
                                                 17,000    Siam City Cement Public Company Limited
                                                             'Foreign'.............................        88,150       0.0
                                                                                                     ------------     -----
                                                                                                          458,163       0.2
                  ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                 SHARES                                                             PERCENT OF
COUNTRY               INDUSTRIES+++                HELD                 COMMON STOCKS                   VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
THAILAND          FOOD PRODUCTS                  87,000    Thai Union Frozen Products Public
(CONCLUDED)                                                  Company Limited 'Foreign'.............  $     43,622       0.0%
                  ------------------------------------------------------------------------------------------------------------
                  HOUSEHOLD DURABLES
                                                860,000    Land and Houses Public Company Limited
                                                             'Foreign'.............................       205,087       0.1
                  ------------------------------------------------------------------------------------------------------------
                  OIL & GAS
                                                 30,100    PTT Exploration and Production Public
                                                             Company Limited 'Foreign'.............       197,305       0.1
                                                 99,500    PTT Public Company Limited 'Foreign'....       374,783       0.2
                                                                                                     ------------     -----
                                                                                                          572,088       0.3
                  ------------------------------------------------------------------------------------------------------------
                  REAL ESTATE
                                                260,000    Sansiri Public Company Limited
                                                             'Foreign'.............................        30,906       0.0
                  ------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION
                  INFRASTRUCTURE
                                                 50,600    Bangkok Expressway Public Company
                                                             Limited 'Foreign'.....................        29,455       0.0
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN THAILAND              1,877,783       0.9
------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM    AEROSPACE & DEFENSE            66,397    BAE Systems PLC.........................       264,001       0.1
                  ------------------------------------------------------------------------------------------------------------
                  COMMERCIAL BANKS
                                                 38,270    Barclays PLC............................       326,019       0.1
                                                 13,069    HBOS PLC................................       161,757       0.1
                                                 23,441    HSBC Holdings PLC.......................       348,584       0.2
                                                 11,912    Royal Bank of Scotland Group PLC........       343,046       0.2
                                                                                                     ------------     -----
                                                                                                        1,179,406       0.6
                  ------------------------------------------------------------------------------------------------------------
                  FOOD & STAPLES
                  RETAILING
                                                 18,487    Boots Group PLC.........................       230,660       0.1
                  ------------------------------------------------------------------------------------------------------------
                  FOOD PRODUCTS
                                                 24,623    Unilever PLC............................       241,577       0.1
                  ------------------------------------------------------------------------------------------------------------
                  HOTELS, RESTAURANTS &
                  LEISURE
                                                 28,927    Compass Group PLC.......................       176,525       0.1
                  ------------------------------------------------------------------------------------------------------------
                  INDUSTRIAL
                  CONGLOMERATES
                                                 19,906    Smiths Group PLC........................       269,483       0.1
                  ------------------------------------------------------------------------------------------------------------
                  INSURANCE
                                                 16,376    AVIVA PLC...............................       168,981       0.1
                                                 33,328    Prudential Corporation PLC..............       286,789       0.1
                                                                                                     ------------     -----
                                                                                                          455,770       0.2
                  ------------------------------------------------------------------------------------------------------------
                  OIL & GAS
                                                 69,196    BP Amoco PLC............................       611,121       0.3
                                                  2,000    BP Amoco PLC (ADR)(a)...................       107,140       0.0
                                                                                                     ------------     -----
                                                                                                          718,261       0.3
                  ------------------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS
                                                 12,196    GlaxoSmithKline PLC.....................       246,831       0.1
                  ------------------------------------------------------------------------------------------------------------
                  SPECIALTY RETAIL
                                                 41,078    Kesa Electricals PLC....................       215,477       0.1
                  ------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION
                  INFRASTRUCTURE
                                                 19,312    BAA PLC.................................       193,848       0.1
                  ------------------------------------------------------------------------------------------------------------
                  WIRELESS
                  TELECOMMUNICATION
                  SERVICES
                                                269,823    Vodafone Group PLC......................       590,859       0.3

                                                 10,000    Vodafone Group PLC (ADR)(a).............       221,000       0.1
                                                                                                     ------------     -----
                                                                                                          811,859       0.4
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN THE UNITED
                                                           KINGDOM                                      5,003,698       2.3
------------------------------------------------------------------------------------------------------------------------------
UNITED STATES     AEROSPACE & DEFENSE             1,200    General Dynamics Corporation............       119,160       0.0
                                                  3,400    Raytheon Company........................       121,618       0.1
                                                                                                     ------------     -----
                                                                                                          240,778       0.1
                  ------------------------------------------------------------------------------------------------------------
                  AUTO COMPONENTS
                                                 13,600    +The Goodyear Tire & Rubber Company.....       123,624       0.1
                  ------------------------------------------------------------------------------------------------------------
                  BEVERAGES
                                                  6,000    Anheuser-Busch Companies, Inc. .........       324,000       0.1
                                                  3,300    +Constellation Brands, Inc. (Class A)...       122,529       0.1
                                                                                                     ------------     -----
                                                                                                          446,529       0.2
                  ------------------------------------------------------------------------------------------------------------
                  CAPITAL MARKETS
                                                  9,500    The Bank of New York Company, Inc. .....       280,060       0.1
                                                 11,400    J.P. Morgan Chase & Co. ................       441,978       0.2
                                                 19,000    +Knight Trading Group, Inc. ............       190,380       0.1
                                                  3,100    Mellon Financial Corporation............        90,923       0.0
                                                  6,800    Morgan Stanley..........................       358,836       0.2
                                                                                                     ------------     -----
                                                                                                        1,362,177       0.6
                  ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                 SHARES                                                             PERCENT OF
COUNTRY               INDUSTRIES+++                HELD                 COMMON STOCKS                   VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
UNITED STATES     CHEMICALS                       8,950    E.I. du Pont de Nemours and Company.....  $    397,559       0.2%
(CONTINUED)                                      12,700    +Hercules Incorporated..................       154,813       0.1
                                                  8,300    Millennium Chemicals Inc. ..............       143,756       0.1
                                                  2,800    Praxair, Inc. ..........................       111,748       0.0
                                                                                                     ------------     -----
                                                                                                          807,876       0.4
                  ------------------------------------------------------------------------------------------------------------
                  COMMERCIAL BANKS
                                                  3,697    Bank of America Corporation.............       312,840       0.2
                                                  6,150    Charter One Financial, Inc. ............       271,768       0.1
                                                                                                     ------------     -----
                                                                                                          584,608       0.3
                  ------------------------------------------------------------------------------------------------------------
                  COMMERCIAL SERVICES &
                  SUPPLIES
                                                  2,400    Cendant Corporation.....................        58,752       0.0
                                                  5,100    H&R Block, Inc. ........................       243,168       0.2
                                                                                                     ------------     -----
                                                                                                          301,920       0.2
                  ------------------------------------------------------------------------------------------------------------
                  COMMUNICATIONS
                  EQUIPMENT
                                                 35,000    +3Com Corporation.......................       218,750       0.1
                                                 47,700    +ADC Telecommunications, Inc. ..........       135,468       0.1
                                                  9,800    +Cisco Systems, Inc. ...................       232,260       0.1
                                                  3,900    +Comverse Technology, Inc. .............        77,766       0.0
                                                 39,900    +Lucent Technologies Inc. ..............       150,822       0.1
                                                  5,700    Motorola, Inc. .........................       104,025       0.0
                                                 20,800    +Paradyne Networks, Inc. ...............       114,400       0.0
                                                 37,500    +Tellabs, Inc. .........................       327,750       0.2
                                                                                                     ------------     -----
                                                                                                        1,361,241       0.6
                  ------------------------------------------------------------------------------------------------------------
                  COMPUTERS &
                  PERIPHERALS
                                                  5,000    +Apple Computer, Inc. ..................       162,700       0.1
                                                  7,870    +EMC Corporation........................        89,718       0.0
                                                 22,871    Hewlett-Packard Company.................       482,578       0.2
                                                  3,800    International Business Machines
                                                             Corporation...........................       334,970       0.2
                                                 33,500    +Maxtor Corporation.....................       222,105       0.1
                                                  1,300    +NCR Corporation........................        64,467       0.0
                                                102,150    +Sun Microsystems, Inc. ................       443,331       0.2
                                                                                                     ------------     -----
                                                                                                        1,799,869       0.8
                  ------------------------------------------------------------------------------------------------------------
                  CONSTRUCTION &
                  ENGINEERING
                                                  5,000    Chicago Bridge & Iron Company NV (NY
                                                             Registered Shares)....................       139,250       0.1
                                                 99,000    +Foster Wheeler Ltd. ...................       137,610       0.1
                                                 56,200    +McDermott International, Inc. .........       570,992       0.2
                                                100,800    +Quanta Services, Inc. .................       626,976       0.3
                                                                                                     ------------     -----
                                                                                                        1,474,828       0.7
                  ------------------------------------------------------------------------------------------------------------
                  CONTAINERS & PACKAGING
                                                 14,800    +Crown Holdings, Inc. ..................       147,556       0.1
                                                  8,600    +Smurfit-Stone Container Corporation....       171,570       0.1
                                                                                                     ------------     -----
                                                                                                          319,126       0.2
                  ------------------------------------------------------------------------------------------------------------
                  DIVERSIFIED FINANCIAL
                  SERVICES
                                                 19,000    CIT Group Inc. .........................       727,510       0.3
                                                 30,300    Citigroup Inc. .........................     1,408,950       0.7
                                                  4,637    Leucadia National Corporation...........       230,459       0.1
                                                                                                     ------------     -----
                                                                                                        2,366,919       1.1
                  ------------------------------------------------------------------------------------------------------------
                  DIVERSIFIED
                  TELECOMMUNICATION
                  SERVICES
                                                 11,100    ALLTEL Corporation......................       561,882       0.3

                                                    717    +AboveNet, Inc. ........................        20,793       0.0
                                                  8,600    BellSouth Corporation...................       225,492       0.1
                                                 19,800    +Cincinnati Bell Inc. ..................        87,912       0.0
                                                 12,620    +MCI, Inc. .............................       182,107       0.1
                                                 20,400    SBC Communications Inc. ................       494,700       0.2
                                                 19,950    Sprint Corporation......................       351,120       0.2
                                                 13,500    Verizon Communications..................       488,565       0.2
                                                                                                     ------------     -----
                                                                                                        2,412,571       1.1
                  ------------------------------------------------------------------------------------------------------------
                  ELECTRIC UTILITIES
                                                  5,100    DTE Energy Company......................       206,754       0.1
                                                  9,400    PPL Corporation.........................       431,460       0.2
                                                                                                     ------------     -----
                                                                                                          638,214       0.3
                  ------------------------------------------------------------------------------------------------------------
                  ELECTRONIC EQUIPMENT &
                  INSTRUMENTS
                                                 26,308    +Solectron Corporation..................       170,213       0.1

                                                  6,700    +Waters Corporation.....................       320,126       0.1
                                                                                                     ------------     -----
                                                                                                          490,339       0.2
                  ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                 SHARES                                                             PERCENT OF
COUNTRY               INDUSTRIES+++                HELD                 COMMON STOCKS                   VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
UNITED STATES     ENERGY EQUIPMENT &              2,400    Baker Hughes Incorporated...............  $     90,360       0.0%
(CONTINUED)       SERVICE
                                                 13,100    ENSCO International Incorporated........       381,210       0.2
                                                 20,514    GlobalSantaFe Corporation...............       543,621       0.3
                                                  7,700    +Input/Output, Inc. ....................        63,833       0.0
                                                 13,600    +Key Energy Services, Inc. .............       128,384       0.1
                                                  2,600    +Noble Corporation......................        98,514       0.0
                                                  2,200    Patterson-UTI Energy, Inc. .............        73,502       0.0
                                                 15,750    +Rowan Companies, Inc. .................       383,197       0.2
                                                 10,800    Schlumberger Limited....................       685,908       0.3
                                                  2,500    Tidewater Inc. .........................        74,500       0.0
                                                  4,300    +Transocean Inc. .......................       124,442       0.1
                                                                                                     ------------     -----
                                                                                                        2,647,471       1.2
                  ------------------------------------------------------------------------------------------------------------
                  FOOD & STAPLES
                  RETAILING
                                                  6,200    CVS Corporation.........................       260,524       0.1
                                                  2,500    SYSCO Corporation.......................        89,675       0.1
                                                  3,200    +Safeway Inc. ..........................        81,088       0.0
                                                 25,400    Wal-Mart Stores, Inc. ..................     1,340,104       0.6
                                                  6,300    Walgreen Co. ...........................       228,123       0.1
                                                                                                     ------------     -----
                                                                                                        1,999,514       0.9
                  ------------------------------------------------------------------------------------------------------------
                  FOOD PRODUCTS
                                                  3,800    Archer-Daniels-Midland Company..........        63,764       0.0
                                                  3,400    Bunge Limited...........................       132,396       0.1
                                                  3,900    ConAgra Foods, Inc. ....................       105,612       0.0
                                                  5,900    Sara Lee Corporation....................       135,641       0.1
                                                 53,700    Tyson Foods, Inc. (Class A).............     1,125,015       0.5
                                                                                                     ------------     -----
                                                                                                        1,562,428       0.7
                  ------------------------------------------------------------------------------------------------------------
                  HEALTH CARE EQUIPMENT
                  & SUPPLIES
                                                  5,400    Baxter International Inc. ..............       186,354       0.1

                                                  1,130    +Hospira, Inc. .........................        31,188       0.0
                                                                                                     ------------     -----
                                                                                                          217,542       0.1
                  ------------------------------------------------------------------------------------------------------------
                  HEALTH CARE PROVIDERS
                  & SERVICES
                                                  1,225    Aetna Inc. (New Shares).................       104,125       0.0
                                                  2,600    AmerisourceBergen Corporation...........       155,428       0.1
                                                 61,800    +Beverly Enterprises, Inc.(e) ..........       531,480       0.2
                                                  2,500    CIGNA Corporation.......................       172,025       0.1
                                                  3,300    Cardinal Health, Inc. ..................       231,165       0.1
                                                  1,500    HCA Inc. ...............................        62,385       0.0
                                                  6,300    +LifePoint Hospitals, Inc. .............       234,486       0.1
                                                  3,700    Manor Care, Inc. .......................       120,916       0.0
                                                 44,900    +Stewart Enterprises, Inc. (Class A)....       365,486       0.2
                                                 10,500    +Tenet Healthcare Corporation...........       140,805       0.1
                                                  9,200    +Triad Hospitals, Inc. .................       342,516       0.2
                                                  8,750    +WellChoice Inc. .......................       362,250       0.2
                                                                                                     ------------     -----
                                                                                                        2,823,067       1.3
                  ------------------------------------------------------------------------------------------------------------
                  HOTELS, RESTAURANTS &
                  LEISURE
                                                  1,200    Darden Restaurants, Inc. ...............        24,660       0.0
                                                227,900    +La Quinta Corporation..................     1,914,360       0.9
                                                                                                     ------------     -----
                                                                                                        1,939,020       0.9
                  ------------------------------------------------------------------------------------------------------------
                  HOUSEHOLD DURABLES
                                                  8,900    Maytag Corporation......................       218,139       0.1
                  ------------------------------------------------------------------------------------------------------------
                  HOUSEHOLD PRODUCTS
                                                  6,200    Kimberly-Clark Corporation..............       408,456       0.2
                  ------------------------------------------------------------------------------------------------------------
                  IT SERVICES
                                                  4,500    Automatic Data Processing, Inc. ........       188,460       0.1
                                                  1,200    +Computer Sciences Corporation..........        55,716       0.0
                                                  2,700    First Data Corporation..................       120,204       0.1
                                                  6,300    +Sykes Enterprises, Incorporated........        47,628       0.0
                                                  5,400    +Unisys Corporation.....................        74,952       0.0
                                                                                                     ------------     -----
                                                                                                          486,960       0.2
                  ------------------------------------------------------------------------------------------------------------
                  INDUSTRIAL
                  CONGLOMERATES
                                                 76,400    General Electric Company................     2,475,360       1.1
                                                 17,500    Tyco International Ltd. ................       579,950       0.3
                                                                                                     ------------     -----
                                                                                                        3,055,310       1.4
                  ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                 SHARES                                                             PERCENT OF
COUNTRY               INDUSTRIES++                HELD                 COMMON STOCKS                   VALUE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
UNITED STATES     INSURANCE                      18,500    ACE Limited.............................  $    782,180       0.4%
(CONTINUED)
                                                  9,800    The Allstate Corporation................       456,190       0.2
                                                 22,500    American International Group, Inc. .....     1,603,800       0.8
                                                  8,900    Assurant, Inc. .........................       234,782       0.1
                                                  2,800    Bristol West Holdings, Inc. ............        50,932       0.0
                                                  3,100    The Hartford Financial Services Group,
                                                             Inc. .................................       213,094       0.1
                                                  2,500    Horace Mann Educators Corporation.......        43,700       0.0
                                                  9,400    Marsh & McLennan Companies, Inc. .......       426,572       0.2
                                                  5,700    MetLife, Inc. ..........................       204,345       0.1
                                                  4,000    Prudential Financial, Inc. .............       185,880       0.1
                                                 11,722    The St. Paul Companies, Inc. ...........       475,210       0.2
                                                  2,200    UnumProvident Corporation...............        34,980       0.0
                                                  6,700    XL Capital Ltd. (Class A)...............       505,582       0.2
                                                                                                     ------------     -----
                                                                                                        5,217,247       2.4
                  ------------------------------------------------------------------------------------------------------------
                  INTERNET SOFTWARE &
                  SERVICES
                                                  1,000    +webMethods, Inc. ......................         8,570       0.0
                  ------------------------------------------------------------------------------------------------------------
                  LEISURE EQUIPMENT &
                  PRODUCTS
                                                  3,500    Eastman Kodak Company...................        94,430       0.1
                  ------------------------------------------------------------------------------------------------------------
                  MACHINERY
                                                  1,200    Deere & Company.........................        84,168       0.0
                  ------------------------------------------------------------------------------------------------------------
                  MEDIA
                                                 15,245    +Comcast Corporation (Class A)..........       427,317       0.2
                                                  9,220    +The DIRECTV Group, Inc. ...............       157,662       0.1
                                                  7,000    +EchoStar Communications Corporation
                                                             (Class A).............................       215,250       0.1
                                                 17,600    +Liberty Media Corporation (Class A)....       158,224       0.1
                                                    880    +Liberty Media International, Inc.
                                                             (Class A).............................        32,648       0.0
                                                  4,853    +NTL Incorporated.......................       279,630       0.1
                                                 17,300    +Time Warner Inc. ......................       304,134       0.1
                                                 20,000    Viacom, Inc. (Class B)..................       714,400       0.3
                                                  6,400    The Walt Disney Company.................       163,136       0.1
                                                                                                     ------------     -----
                                                                                                        2,452,401       1.1
                  ------------------------------------------------------------------------------------------------------------
                  METALS & MINING
                                                 46,400    +AK Steel Holding Corporation...........       244,528       0.1
                                                  9,676    Alcoa Inc. .............................       319,598       0.2
                                                  7,500    Arch Coal, Inc. ........................       274,425       0.1
                                                  7,100    CONSOL Energy Inc. .....................       255,600       0.1
                                                 16,300    +Commonwealth Industries, Inc. .........       168,542       0.1
                                                  8,200    Freeport-McMoRan Copper & Gold, Inc.
                                                             (Class B).............................       271,830       0.1
                                                 25,800    +Inco Limited...........................       891,648       0.4
                                                  2,700    Newmont Mining Corporation..............       104,652       0.0
                                                  2,900    Nucor Corporation.......................       222,604       0.1
                                                  3,900    United States Steel Corporation.........       136,968       0.1
                                                                                                     ------------     -----
                                                                                                        2,890,395       1.3
                  ------------------------------------------------------------------------------------------------------------
                  MULTI-UTILITIES &
                  UNREGULATED POWER
                                                 17,400    +The AES Corporation....................       172,782       0.1
                  ------------------------------------------------------------------------------------------------------------
                  MULTILINE RETAIL
                                                  3,800    +Kohl's Corporation.....................       160,664       0.1
                                                  5,100    Target Corporation......................       216,597       0.1
                                                                                                     ------------     -----
                                                                                                          377,261       0.2
                  ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                 SHARES                                                             PERCENT OF
COUNTRY               INDUSTRIES+++                HELD                 COMMON STOCKS                   VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
UNITED STATES     OIL & GAS                       5,000    Amerada Hess Corporation................  $    395,950       0.2%
(CONTINUED)
                                                 15,730    ChevronTexaco Corporation...............     1,480,350       0.7
                                                  5,279    ConocoPhillips..........................       402,735       0.2
                                                  1,287    Devon Energy Corporation................        84,942       0.0
                                                185,200    El Paso Corporation.....................     1,459,376       0.7
                                                 24,808    Exxon Mobil Corporation.................     1,101,723       0.5
                                                 23,779    Kerr-McGee Corporation..................     1,278,597       0.6
                                                 19,600    Marathon Oil Corporation................       741,664       0.3
                                                  2,300    +Newfield Exploration Company...........       128,202       0.1
                                                  3,900    Noble Energy, Inc. .....................       198,900       0.1
                                                 13,700    Occidental Petroleum Corporation........       663,217       0.3
                                                 10,000    +Stone Energy Corporation...............       456,800       0.2
                                                 10,800    Unocal Corporation......................       410,400       0.2
                                                  1,700    +Whiting Petroleum Corporation..........        42,755       0.0
                                                  8,700    The Williams Companies, Inc. ...........       103,530       0.0
                                                                                                     ------------     -----
                                                                                                        8,949,141       4.1
                  ------------------------------------------------------------------------------------------------------------
                  PAPER & FOREST
                  PRODUCTS
                                                 10,200    Bowater Incorporated....................       424,218       0.2
                                                  6,600    Deltic Timber Corporation...............       253,440       0.1
                                                                                                     ------------     -----
                                                                                                          677,658       0.3
                  ------------------------------------------------------------------------------------------------------------
                  PERSONAL PRODUCTS
                                                  5,400    The Gillette Company....................       228,960       0.1
                  ------------------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS
                                                 11,300    Abbott Laboratories.....................       460,588       0.2
                                                 21,600    Bristol-Myers Squibb Company............       529,200       0.3
                                                  6,600    Eli Lilly and Company...................       461,406       0.2
                                                  1,600    +IVAX Corporation.......................        38,384       0.0
                                                 20,000    Johnson & Johnson.......................     1,114,000       0.5
                                                 15,900    Merck & Co., Inc. ......................       755,250       0.4
                                                 58,550    Pfizer, Inc. ...........................     2,007,094       0.9
                                                 22,400    Schering-Plough Corporation.............       413,952       0.2
                                                  1,300    +Watson Pharmaceuticals, Inc. ..........        34,970       0.0
                                                  7,500    Wyeth...................................       271,200       0.1
                                                                                                     ------------     -----
                                                                                                        6,086,044       2.8
                  ------------------------------------------------------------------------------------------------------------
                  REAL ESTATE
                                                  3,800    American Financial Realty Trust.........        54,302       0.0
                                                  2,600    Catellus Development Corporation........        64,090       0.0
                                                  3,100    Cedar Shopping Centers Inc. ............        35,619       0.0
                                                 15,255    Friedman, Billings, Ramsey Group, Inc.
                                                             (Class A).............................       301,896       0.1
                                                  7,500    Nationwide Health Properties, Inc. .....       141,750       0.1
                                                  2,600    The St. Joe Company.....................       103,220       0.1
                                                                                                     ------------     -----
                                                                                                          700,877       0.3
                  ------------------------------------------------------------------------------------------------------------
                  ROAD & RAIL
                                                  5,100    CSX Corporation.........................       167,127       0.1
                                                  7,800    +Swift Transportation Co., Inc. ........       140,010       0.1
                                                  7,600    Union Pacific Corporation...............       451,820       0.2
                                                                                                     ------------     -----
                                                                                                          758,957       0.4
                  ------------------------------------------------------------------------------------------------------------
                  SEMICONDUCTORS &
                  SEMICONDUCTOR
                  EQUIPMENT
                                                 25,400    +Advanced Micro Devices, Inc. ..........       403,860       0.2

                                                 25,150    +Agere Systems Inc. (Class A)...........        57,845       0.0
                                                 13,519    +Agere Systems Inc. (Class B)...........        29,066       0.0
                                                  9,800    Intel Corporation.......................       270,480       0.2
                                                 29,400    +Lattice Semiconductor Corporation......       206,094       0.1
                                                                                                     ------------     -----
                                                                                                          967,345       0.5
                  ------------------------------------------------------------------------------------------------------------
                  SOFTWARE
                                                 81,200    Computer Associates International,
                                                             Inc. .................................     2,278,472       1.1
                                                  7,400    +Compuware Corporation..................        48,840       0.0
                                                 85,500    Microsoft Corporation(c)................     2,441,880       1.1
                                                 10,200    +Siebel Systems, Inc. ..................       108,936       0.1
                                                  2,500    +THQ Inc. ..............................        57,250       0.0
                                                  3,200    +VERITAS Software Corporation...........        88,640       0.0
                                                                                                     ------------     -----
                                                                                                        5,024,018       2.3
                  ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                 SHARES                                                             PERCENT OF
COUNTRY               INDUSTRIES++                 HELD                 COMMON STOCKS                   VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
UNITED STATES     SPECIALTY RETAIL                7,400    Circuit City Stores--Circuit City
(CONCLUDED)                                                  Group.................................  $     95,830       0.0%
                                                 15,800    The Home Depot, Inc. ...................       556,160       0.3
                                                  2,500    +Office Depot, Inc. ....................        44,775       0.0
                                                 22,800    +Toys 'R' Us, Inc. .....................       363,204       0.2
                                                                                                     ------------     -----
                                                                                                        1,059,969       0.5
                  ------------------------------------------------------------------------------------------------------------
                  TEXTILES, APPAREL &            38,200    +Unifi, Inc. ...........................       111,926       0.1
                  LUXURY GOODS
                  ------------------------------------------------------------------------------------------------------------
                  THRIFTS & MORTGAGE              2,500    Washington Mutual, Inc. ................        96,600       0.0
                  FINANCE
                  ------------------------------------------------------------------------------------------------------------
                  TOBACCO                        13,300    Altria Group, Inc. .....................       665,665       0.3
                  ------------------------------------------------------------------------------------------------------------
                  WIRELESS                       35,200    +AT&T Wireless Services, Inc. ..........       504,064       0.2
                  TELECOMMUNICATION
                  SERVICES
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN THE UNITED STATES    67,217,004      31.0
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN COMMON STOCKS
                                                           (COST--$102,448,696)                       121,521,399      56.1
------------------------------------------------------------------------------------------------------------------------------
                                                                         MUTUAL FUNDS
------------------------------------------------------------------------------------------------------------------------------
VIETNAM           DIVERSIFIED FINANCIAL          42,418    +Vietnam Enterprise Investments Limited
                  SERVICES                                   (Redeemable Shares)...................        55,143       0.0
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN MUTUAL FUNDS
                                                           (COST--$50,000)                                 55,143       0.0
------------------------------------------------------------------------------------------------------------------------------
                                                                       PREFERRED STOCKS
------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA         COMMERCIAL BANKS               12,200    National Australia Bank Limited (7.875%)
                                                             (Convertible).........................       432,612       0.2
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL PREFERRED STOCKS IN AUSTRALIA            432,612       0.2
------------------------------------------------------------------------------------------------------------------------------
CAYMAN ISLANDS    INSURANCE                       8,000    XL Capital Ltd. (6.50%) (Convertible)...       203,120       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL PREFERRED STOCKS IN THE CAYMAN
                                                           ISLANDS                                        203,120       0.1
------------------------------------------------------------------------------------------------------------------------------
GERMANY           CHEMICALS                       2,005    Henkel KGaA.............................       171,196       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL PREFERRED STOCKS IN GERMANY              171,196       0.1
------------------------------------------------------------------------------------------------------------------------------
UNITED STATES     DIVERSIFIED                     3,698    McLeodUSA Incorporated, Series A 7%
                  TELECOMMUNICATION                          (Convertible).........................         9,619       0.0
                  SERVICES
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL PREFERRED STOCKS IN THE UNITED
                                                           STATES                                           9,619       0.0
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN PREFERRED STOCKS
                                                           (COST -- $976,098)                             816,547       0.4
------------------------------------------------------------------------------------------------------------------------------
                                                                         WARRANTS(D)
------------------------------------------------------------------------------------------------------------------------------
UNITED STATES     DIVERSIFIED                       302    AboveNet, Inc. .........................         4,983       0.0
                  TELECOMMUNICATION
                  SERVICES

                                                    355    AboveNet, Inc. .........................         5,148       0.0
                                                  8,194    McLeodUSA Incorporated..................         1,065       0.0
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN WARRANTS
                                                           (COST -- $80,479)                               11,196       0.0
------------------------------------------------------------------------------------------------------------------------------
                                                                            RIGHTS
------------------------------------------------------------------------------------------------------------------------------
UNITED STATES     COMMERCIAL SERVICES &          20,500    Information Resources, Inc.(i)..........        60,065       0.0
                  SUPPLIES
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN RIGHTS
                                                           (COST -- $34,440)                               60,065       0.0
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                     CURRENCY        FACE                                                                PERCENT OF
COUNTRY           INDUSTRIES++     DENOMINATION     AMOUNT              FIXED INCOME SECURITIES              VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
BRAZIL         FOREIGN GOVERNMENT                               Federal Republic of Brazil:
               OBLIGATIONS             US$           200,000      10.125% due 5/15/2027.................  $    178,000       0.1%
                                                     350,000      8.25% due 1/20/2034...................       264,775       0.1
                                                     275,000      11% due 8/17/2040.....................       259,187       0.1
-----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL FIXED INCOME SECURITIES IN BRAZIL        701,962       0.3
-----------------------------------------------------------------------------------------------------------------------------------
CAYMAN         DIVERSIFIED                           120,000    Momenta Cayman, 2.50% due 8/01/2007
ISLANDS        FINANCIAL SERVICES                                 (Regulation S) (Convertible)..........       120,900       0.0
                                                                SMFG Finance (Cayman) Ltd.
                                                                  (Convertible):
                                      Y           15,000,000      2.55% due 7/11/2005(e)................       328,552       0.2
                                                   6,000,000      2.55% due 7/11/2005 (Regulation S)....       131,421       0.1
-----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL FIXED INCOME SECURITIES IN THE
                                                                CAYMAN ISLANDS                                 580,873       0.3
-----------------------------------------------------------------------------------------------------------------------------------
CHILE          ELECTRIC UTILITIES      US$         1,773,822    Empresa Electrica del Norte Grande SA
                                                                  (EDELNOR), 4% due 11/05/2017..........     1,374,712       0.6
-----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL FIXED INCOME SECURITIES IN CHILE       1,374,712       0.6
-----------------------------------------------------------------------------------------------------------------------------------
CHINA          INDUSTRIAL                            150,000    Hutchison Whampoa International Ltd.,
               CONGLOMERATES                                      5.45% due 11/24/2010..................       146,140       0.1
-----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL FIXED INCOME SECURITIES IN CHINA         146,140       0.1
-----------------------------------------------------------------------------------------------------------------------------------
EUROPE         COMMERCIAL BANKS                                 European Investment Bank:
                                      L              650,000      6% due 11/26/2004.....................     1,183,240       0.5
                                      E              900,000      3.50% due 10/15/2005..................     1,108,091       0.5
                                      L            1,550,000      6.125% due 12/07/2005.................     2,856,661       1.3
                                      E            1,400,000      4% due 1/15/2007......................     1,744,607       0.8
                                                   1,325,000      3.55% due 4/15/2008...................     1,617,694       0.8
-----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL FIXED INCOME SECURITIES IN EUROPE      8,510,293       3.9
-----------------------------------------------------------------------------------------------------------------------------------
FRANCE         CONTAINERS &            US$           470,000    Crown Euro Holdings SA, 10.875% due
               PACKAGING                                          3/01/2013.............................       535,800       0.3
               ---------------------------------------------------------------------------------------------------------------
               FOREIGN GOVERNMENT     E            1,050,000    ERAP, 2.875% due 7/12/2006..............     1,280,791       0.6
               OBLIGATIONS
               ---------------------------------------------------------------------------------------------------------------
               REAL ESTATE                           164,646    Societe Fonciere Lyonnaise SA, 4% due
                                                                  10/31/2004 (Convertible)..............       259,513       0.1
               ---------------------------------------------------------------------------------------------------------------
               ROAD & RAIL            L              200,000    Reseau Ferre de France, 6.625% due
                                                                  3/29/2005.............................       366,699       0.2
               ---------------------------------------------------------------------------------------------------------------
               SOFTWARE                                         Infogrames Entertainment SA
                                                                  (Convertible):
                                      E              183,300      1.50% due 7/01/2005...................       224,674       0.1
                                                      39,900      4% due 4/01/2009......................        34,463       0.0
                                                                                                          ------------     -----
                                                                                                               259,137       0.1
-----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL FIXED INCOME SECURITIES IN FRANCE      2,701,940       1.3
-----------------------------------------------------------------------------------------------------------------------------------
GERMANY        COMMERCIAL BANKS                                 Kreditanstalt fuer Wiederaufbau:
                                      L              875,000      4.125% due 6/07/2006..................     1,555,546       0.7
                                                     175,000      4.80% due 10/27/2006..................       313,395       0.2
                                      E            1,050,000      3.125% due 11/15/2006.................     1,283,865       0.6
                                                                                                          ------------     -----
                                                                                                             3,152,806       1.5
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                     CURRENCY        FACE                                                                PERCENT OF
COUNTRY         INDUSTRIES++       DENOMINATION     AMOUNT              FIXED INCOME SECURITIES              VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
GERMANY        FOREIGN GOVERNMENT     E                         Bundesrepublic Deutschland:
(CONCLUDED)    OBLIGATIONS                         1,720,000      6.50% due 10/14/2005..................  $  2,197,345       1.0%
               FOREIGN GOVERNMENT                  5,830,000      5.25% due 1/04/2011...................     7,633,136       3.5
               OBLIGATIONS                                                                                ------------     -----
                                                                                                             9,830,481       4.5
-----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL FIXED INCOME SECURITIES IN GERMANY    12,983,287       6.0
-----------------------------------------------------------------------------------------------------------------------------------
INDIA          AUTOMOBILES             US$           200,000    Tata Engineering & Locomotive Company
                                                                  Ltd., 1% due 7/31/2008
                                                                  (Convertible)(e)......................       292,500       0.1
-----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL FIXED INCOME SECURITIES IN INDIA         292,500       0.1
-----------------------------------------------------------------------------------------------------------------------------------
JAPAN          COMMERCIAL BANKS       Y           12,000,000    The Bank of Fukuoka, Ltd., 1.10% due
                                                                  9/28/2007 (Convertible)...............       155,908       0.1
                                                  38,000,000    The Bank of Kyoto, Ltd., 1.90% due
                                                                  9/30/2009 (Convertible)...............       461,274       0.2
                                                                                                          ------------     -----
                                                                                                               617,182       0.3
               ---------------------------------------------------------------------------------------------------------------
               REAL ESTATE             US$           500,000    Marco Polo Investment Holdings Limited,
                                                                  6.25% due 9/30/2007...................       575,000       0.3
               ---------------------------------------------------------------------------------------------------------------
               TRADING COMPANIES      Y           35,000,000    Mitsubishi Corporation, 0%* due
               & DISTRIBUTORS                                     6/17/2011 (Convertible)...............       349,631       0.2
-----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL FIXED INCOME SECURITIES IN JAPAN       1,541,813       0.8
-----------------------------------------------------------------------------------------------------------------------------------
LUXEMBOURG     INDUSTRIAL                                       Tyco International Group SA:
               CONGLOMERATES           US$           160,000      5.875% due 11/01/2004.................       161,865       0.1
                                      E               75,000      4.375% due 11/19/2004.................        91,705       0.0
                                       US$           142,000      2.75% due 1/15/2018
                                                                  (Convertible)(e)......................       213,355       0.1
-----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL FIXED INCOME SECURITIES IN
                                                                LUXEMBOURG                                     466,925       0.2
-----------------------------------------------------------------------------------------------------------------------------------
MEXICO         OIL & GAS              L              120,000    Petroleos Mexicanos, 14.50% due
                                                                  3/31/2006.............................       246,346       0.1
-----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL FIXED INCOME SECURITIES IN MEXICO        246,346       0.1
-----------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS    ELECTRICAL             E              550,000    Infineon Technology Holdings, 4.25% due
               EQUIPMENT                                          2/06/2007 (Convertible)...............       657,916       0.3
               ---------------------------------------------------------------------------------------------------------------
               FOOD PRODUCTS                         350,000    Royal Numico NV, 4.25% due 6/26/2005
                                                                  (Regulation S) (Convertible)..........       430,086       0.2
-----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL FIXED INCOME SECURITIES IN THE
                                                                NETHERLANDS                                  1,088,002       0.5
-----------------------------------------------------------------------------------------------------------------------------------
SWEDEN         FOREIGN GOVERNMENT    SEK           4,375,000    Swedish Government Index Linked Notes,
               OBLIGATIONS                                        4% due 12/01/2008.....................       715,523       0.3
-----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL FIXED INCOME SECURITIES IN SWEDEN        715,523       0.3
-----------------------------------------------------------------------------------------------------------------------------------
UNITED         DIVERSIFIED                                      Colt Telecom Group PLC:
KINGDOM        TELECOMMUNICATION     DEM           1,150,000      2% due 8/06/2005......................       808,373       0.4
               SERVICES               E              500,000      2% due 3/29/2006......................       663,074       0.3
                                                     100,000      2% due 12/16/2006 (Regulation
                                                                  S)(Convertible).......................       137,481       0.0
                                                     175,000      2% due 4/03/2007 (Regulation
                                                                  S)(Convertible).......................       242,722       0.1
                                                                                                          ------------     -----
                                                                                                             1,851,650       0.8
               ---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                     CURRENCY        FACE                                                                PERCENT OF
COUNTRY         INDUSTRIES++       DENOMINATION     AMOUNT              FIXED INCOME SECURITIES              VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
UNITED         INSURANCE               US$           150,000    Swiss Life Finance, 2% due 5/20/2005
KINGDOM                                                           (Convertible).........................  $    168,000       0.1%
(CONCLUDED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL FIXED INCOME SECURITIES IN
                                                                THE UNITED KINGDOM                           2,019,650       0.9
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES  AEROSPACE &                            90,000    GenCorp Inc., 5.75% due 4/15/2007
               DEFENSE                                            (Convertible).........................        94,950       0.0
               ---------------------------------------------------------------------------------------------------------------
               AIRLINES                              148,778    Northwest Airlines, Inc., 9.485% due
                                                                  4/01/2015.............................       103,929       0.0
               ---------------------------------------------------------------------------------------------------------------
               BIOTECHNOLOGY                         330,000    Abgenix, Inc., 3.50% due 3/15/2007
                                                                  (Convertible).........................       306,487       0.1
               ---------------------------------------------------------------------------------------------------------------
               COMMUNICATIONS                        200,000    Corning Incorporated, 7% due
               EQUIPMENT                                          3/15/2007.............................       200,000       0.1
                                                     155,000    Lucent Technologies Inc., 8% due
                                                                  8/01/2031 (Convertible)...............       173,987       0.1
                                                                                                          ------------     -----
                                                                                                               373,987       0.2
               ---------------------------------------------------------------------------------------------------------------
               CONSTRUCTION &                                   Foster Wheeler Ltd.:
               ENGINEERING                           885,000      6.75% due 11/15/2005..................       809,775       0.4
                                                   1,125,000      6.50% due 6/01/2007 (Convertible).....       787,500       0.4
                                                     350,000      6.50% due 6/01/2007
                                                                  (Convertible)(e)......................       245,000       0.1
                                                     376,000    J. Ray McDermott, SA, 11% due
                                                                  12/15/2013(e).........................       362,840       0.2
                                                     100,000    McDermott Inc., 7.84% due 4/04/2005.....       101,000       0.0
                                                                                                          ------------     -----
                                                                                                             2,306,115       1.1
               ---------------------------------------------------------------------------------------------------------------
               CONTAINERS &                          220,000    Anchor Glass Container Corporation, 11%
               PACKAGING                                          due 2/15/2013.........................       251,625       0.1
                                                     240,000    Crown Cork & Seal Company, Inc., 7.50%
                                                                  due 12/15/2096........................       189,600       0.1
                                                                                                          ------------     -----
                                                                                                               441,225       0.2
               ---------------------------------------------------------------------------------------------------------------
               DIVERSIFIED                           700,000    AboveNet, Inc., 11% Term, due
               TELECOMMUNICATION                                  9/30/2008(j)..........................       680,750       0.3
               SERVICES                              260,000    Level 3 Communications, Inc., 9.125% due
                                                                  5/01/2008.............................       206,050       0.1
                                                                MCI, Inc.:
                                                     337,000      5.908% due 5/01/2007..................       326,890       0.2
                                                     337,000      6.688% due 5/01/2009..................       311,725       0.1
                                                     289,000      7.735% due 5/01/2014..................       258,655       0.1
                                                                                                          ------------     -----
                                                                                                             1,784,070       0.8
               ---------------------------------------------------------------------------------------------------------------
               FOOD PRODUCTS                         300,000    Burns Philp Capital Property Ltd.,
                                                                  10.75% due 2/15/2011..................       319,500       0.1
               ---------------------------------------------------------------------------------------------------------------
               HEALTH CARE                           150,000    Beverly Enterprises, Inc., 7.875% due
               PROVIDERS &                                        6/15/2014(e)..........................       147,562       0.1
               SERVICES
             ---------------------------------------------------------------------------------------------------------------
               INSURANCE                             130,000    Crum & Forster Holdings Corp.,
                                                                  10.375% due 6/15/2013.................       141,700       0.1
               ---------------------------------------------------------------------------------------------------------------
               MEDIA                                 119,740    Avalon Cable LLC, 11.875% due
                                                                  12/01/2008............................       126,924       0.1
               ---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                     CURRENCY        FACE                                                                PERCENT OF
COUNTRY         INDUSTRIES++       DENOMINATION     AMOUNT              FIXED INCOME SECURITIES              VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES  MULTI-UTILITIES &
(CONCLUDED)    UNREGULATED POWER      L               84,000    The AES Corporation, 8.375% due
                                                                  3/01/2011.............................  $    144,717       0.1%
                                                                Calpine Corporation:
                                       US$           275,000      7.625% due 4/15/2006..................       242,000       0.1
                                                      60,000      7.875% due 4/01/2008..................        39,000       0.0
                                                     150,000      8.75% due 7/15/2013(e)................       123,000       0.1
                                                                Calpine Generating Company LLC(b)(e):
                                                     720,000      5% due 4/01/2009......................       718,200       0.3
                                                     400,000      7% due 4/01/2010......................       382,000       0.2
                                                     200,000    Gemstone Investors Limited, 7.71% due
                                                                  10/31/2004(e).........................       201,500       0.1
                                                                                                          ------------     -----
                                                                                                             1,850,417       0.9
               ---------------------------------------------------------------------------------------------------------------
               OIL & GAS                             100,000    CITGO Petroleum Corporation, 11.375% due
                                                                  2/01/2011.............................       116,000       0.0
               ---------------------------------------------------------------------------------------------------------------
               PHARMACEUTICALS                       100,000    Valeant Pharmaceuticals International,
                                                                  6.50% due 7/15/2008 (Convertible).....       103,375       0.0
               ---------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS &                      250,000    LSI Logic Corporation, 4% due 11/01/2006
               SEMICONDUCTOR                                      (Convertible).........................       244,375       0.1
               EQUIPMENT
               ---------------------------------------------------------------------------------------------------------------
               SOFTWARE                              125,000    Computer Associates International, Inc.,
                                                                  5% due 3/15/2007 (Convertible)(e).....       154,375       0.1
               ---------------------------------------------------------------------------------------------------------------
               TEXTILES, APPAREL                     249,391    Galey & Lord, Inc., Term, due
               & LUXURY GOODS                                     9/05/2009(j)..........................       119,708       0.1
               ---------------------------------------------------------------------------------------------------------------
               WIRELESS                              350,000    Nextel Communications, Inc., 5.25% due
               TELECOMMUNICATION                                  1/15/2010 (Convertible)...............       340,375       0.2
               SERVICES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL FIXED INCOME SECURITIES IN THE
                                                                UNITED STATES                                9,075,074       4.2
-----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN FIXED INCOME
                                                                SECURITIES (COST--$37,359,051)              42,445,040      19.6
-----------------------------------------------------------------------------------------------------------------------------------
                                                                U.S. GOVERNMENT OBLIGATIONS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                U.S. Treasury Notes:
                                                     500,000      4% due 6/15/2009......................       504,278       0.2
                                                   1,500,000      4.75% due 5/15/2014...................     1,515,645       0.7
-----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN U.S. GOVERNMENT
                                                                OBLIGATIONS (COST--$1,999,478)               2,019,923       0.9
-----------------------------------------------------------------------------------------------------------------------------------
                                                  BENEFICIAL
                                                   INTEREST     OTHER INTERESTS(H)
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES  DIVERSIFIED             US$           500,000    AboveNet, Inc. (Litigation Trust
               TELECOMMUNICATIONS                                 Certificates).........................             0       0.0
               SERVICES                            1,010,933    WilTel Communications Group, Inc.
                                                                  (Litigation Trust Certificates) ......             0       0.0
-----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN OTHER INTERESTS
                                                                (COST--$0)                                           0       0.0
-----------------------------------------------------------------------------------------------------------------------------------
                                                     FACE
                                                    AMOUNT               SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA      FOREIGN COMMERCIAL      A$            800,000    CUTLASS Securitization Limited, 5.37%
               PAPER**                                            due 7/09/2004.........................       556,651       0.3
-----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL SHORT-TERM SECURITIES IN AUSTRALIA       556,651       0.3
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                     CURRENCY        FACE                                                                PERCENT OF
COUNTRY                            DENOMINATION     AMOUNT              FIXED INCOME SECURITIES              VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
DENMARK        TIME DEPOSITS                                    Danish Time Deposit:
                                     DKK           1,415,924      2.07% due 7/02/2004...................  $    231,767       0.1%
                                                   1,000,000      2.06% due 7/09/2004...................       163,686       0.1
                                                   1,044,494      2.06% due 7/16/2004...................       170,969       0.1
-----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL SHORT-TERM SECURITIES IN DENMARK         566,422       0.3
-----------------------------------------------------------------------------------------------------------------------------------
JAPAN          TIME DEPOSITS                                    Japanese Time Deposit:
                                      Y           361,389,422     0.001% due 7/02/2004..................     3,312,005       1.5
                                                  361,389,493     0.001% due 7/16/2004..................     3,312,006       1.5
-----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL SHORT-TERM SECURITIES IN JAPAN         6,624,011       3.0
-----------------------------------------------------------------------------------------------------------------------------------
                                                  BENEFICIAL
                                                   INTEREST
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES                                     42,632,328    Merrill Lynch Liquidity Series, LLC Cash
                                       US$                        Sweep Series I(f).....................    42,632,328      19.7
                                                     130,000    Merrill Lynch Liquidity Series, LLC
                                                                  Money Market Series (f)(g)............       130,000       0.0
-----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL SHORT-TERM INVESTMENTS IN THE
                                                                UNITED STATES                               42,762,328      19.7
-----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN SHORT-TERM
                                                                SECURITIES (COST--$50,516,318)              50,509,412      23.3
-----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS (COST--$193,464,560)     217,438,725     100.3
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                              NUMBER OF                                                             PERCENT OF
                                              CONTRACTS                OPTIONS WRITTEN                  VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS                                         74    Circuit City Stores--Circuit City Group,
WRITTEN--0.2%                                                expiring January 2005 at USD 12.5,
                                                             Broker Morgan Stanley.................  $    (14,060)      0.0%
                                                     39    Converse Technology, Inc., expiring
                                                             October 2004 at USD 22.5, Broker UBS
                                                             Warburg...............................        (2,145)      0.0
                                                           Lucent Technologies Inc.:
                                                    105      expiring January 2005 at USD 5, Broker
                                                             Credit Suisse First Boston............        (2,100)      0.0
                                                     76      expiring January 2005 at USD 5, Broker
                                                             Citigroup Global Markets..............        (1,520)      0.0
                                                     51    Maytag Corporation, expiring January
                                                             2005 at USD 25, Broker Credit Suisse
                                                             First Boston..........................        (9,180)      0.0
                                                           McDermott International, Inc.:
                                                     70      expiring November 2004 at USD 10,
                                                             Broker Citigroup Global Markets.......       (13,650)      0.0
                                                     40      expiring February 2005 at USD 12.5,
                                                             Broker Citigroup Global Markets.......        (5,600)      0.0
                                                     20      expiring November 2004 at USD 7.5,
                                                             Broker Citigroup Global Markets.......        (7,200)      0.0
                                                     51    Nokia Corp., expiring January 2005 at
                                                             USD 15, Broker Morgan Stanley.........        (6,630)      0.0
                                                           Nortel Networks Corporation:
                                                    498      expiring September 2004 at USD 4,
                                                             Broker Citigroup Global Markets.......       (59,760)      0.0
                                                    450      expiring January 2005 at USD 5, Broker
                                                             UBS Warburg...........................       (40,500)      0.0
                                                    254      expiring January 2006 at USD 2.5,
                                                             Broker Morgan Stanley.................       (76,200)    (0.1)
                                                    500      expiring January 2006 at USD 2.5,
                                                             Broker UBS Warburg....................      (150,000)    (0.1)
                                                     42    Quanta Services, Inc., expiring August
                                                             2004 at USD 7.5, Broker Morgan
                                                             Stanley...............................          (630)      0.0
                                                     25    THQ Inc., expiring September 2004 at USD
                                                             20, Broker UBS Warburg................        (8,750)      0.0
                                                    105    Tenet Healthcare Corporation, expiring
                                                             January 2005 at USD 10, Broker Morgan
                                                             Stanley...............................       (44,100)      0.0
                                                     25    Toys 'R' Us, Inc., expiring January 2005
                                                             at USD 15, Broker Morgan Stanley......        (6,750)      0.0
                                                     51    Tyson Foods Inc., expiring January 2005
                                                             at USD 17.5, Broker Morgan Stanley....       (20,910)      0.0
                                                     10    webMethods, Inc., expiring October 2004
                                                             at USD 7.5, Broker UBS Warburg........        (1,650)      0.0
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL OPTIONS WRITTEN (PREMIUMS
                                                           RECEIVED--$323,040)                           (471,335)    (0.2)
------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS, NET OF OPTIONS
                                                           WRITTEN (COST--$193,141,520)               216,967,390     100.1
                                                           LIABILITIES IN EXCESS OF OTHER ASSETS         (132,597)    (0.1)
                                                                                                     ------------     -----
                                                           NET ASSETS                                $216,834,793     100.0%
                                                                                                     ============     =====
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Portfolio
Schedule of Investments as of June 30, 2004 (Concluded)
--------------------------------------------------------------------------------

+   Non-income producing security.
++ For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
* Represents a zero coupon or step bond; the interest rate on a step bond represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity.
** Foreign Commercial Paper is traded on a discount basis; the interest rates shown reflects the effective yield at the time of purchase by the Portfolio.
(a) American Depositary Receipts (ADR).
(b) Floating rate note.
(c) All or a portion of security held as collateral in connection with open financial futures contracts.
(d) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(f) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

--------------------------------------------------------------------------------------------
                                                                 NET       INTEREST/DIVIDEND
AFFILIATE                                                      ACTIVITY         INCOME
--------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I       $9,326,785       $236,395
Merrill Lynch Liquidity Series, LLC Money Market Series       $   (9,124)      $    721
Merrill Lynch Premier Institutional Fund                         (46,376)      $    234
--------------------------------------------------------------------------------------------

(g) Security was purchased with the cash proceeds from securities loans.
(h) Other interest represents beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(i) The rights entitle the holder to potential cash distributions pending litigation settlements.
(j) Floating rate corporate debt in which the Portfolio invests generally pay interest at rates that are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate.

Financial futures contracts purchased as of June 30, 2004 were as follows:

--------------------------------------------------------------------------------------------
                                                                                UNREALIZED
NUMBER OF                                                            FACE      APPRECIATION/
CONTRACTS        ISSUE            EXCHANGE      EXPIRATION DATE     VALUE      DEPRECIATION
--------------------------------------------------------------------------------------------
   15             FTSE             LIFFE        September 2004    $1,224,846     $ (8,622)
   48       Nikkei 225 Index       OSAKA        September 2004     5,055,437      175,008
   15         Tokyo-TOPIX          Tokyo        September 2004     1,590,552       46,024
--------------------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION-NET                                                $212,410
                                                                                 ========
--------------------------------------------------------------------------------------------

Financial futures contracts sold as of June 30, 2003 were as follows:

--------------------------------------------------------------------------------------------
NUMBER OF                                                            FACE       UNREALIZED
CONTRACTS        ISSUE            EXCHANGE      EXPIRATION DATE     VALUE      DEPRECIATION
--------------------------------------------------------------------------------------------
   24       DJ Euro Stoxx 50   Euronext Paris   September 2004    $  816,056     $ (6,497)
    5        S&P 500 Index          NYSE        September 2004     1,417,044       (8,456)
--------------------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION--NET                                               $(14,953)
                                                                                 ========
--------------------------------------------------------------------------------------------

Forward foreign exchange contracts as of June 30, 2004 were as follows:

------------------------------------------------------------------------------------------------
                                                                                    UNREALIZED
FOREIGN CURRENCY SOLD                               SETTLEMENT DATE                DEPRECIATION
------------------------------------------------------------------------------------------------
E   5,013,000                                            July 2004                   $(38,880)
------------------------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON FORWARD FOREIGN EXCHANGE
CONTRACTS--NET (US$ COMMITMENT--$6,058,281)                                          $(38,880)
                                                                                     ========
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 2004
--------------------------------------------------------------------------------

                                  S&P       MOODY'S       FACE
INDUSTRIES+                     RATINGS     RATINGS      AMOUNT                  CORPORATE BONDS                    VALUE
----------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.2%        B           B3        $  250,000    Argo-Tech Corporation, 9.25% due
                                                                       6/01/2011(e)..........................    $   257,500
                                 B           B2           250,000    DRS Technologies, Inc., 6.875% due
                                                                       11/01/2013............................        243,750
                                 B-          B3           500,000    TD Funding Corp., 8.375% due
                                                                       7/15/2011.............................        507,500
                                                                                                                 -----------
                                                                                                                   1,008,750
----------------------------------------------------------------------------------------------------------------------------
AIRLINES--2.0%                   BB          B1           750,000    American Airlines, Inc., 7.80% due
                                                                       10/01/2006............................        685,735
                                 BBB+        B2         1,217,008    Continental Airlines, Inc., 7.033% due
                                                                       6/15/2011.............................        986,129
                                                                                                                 -----------
                                                                                                                   1,671,864
----------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--3.4%                 CCC+        B3           250,000    Advanced Accessory Systems, 10.75% due
                                                                       6/15/2011.............................        242,500
                                 B           B3           500,000    Asbury Automotive Group, Inc., 8% due
                                                                       3/15/2014.............................        477,500
                                 B-          B3           500,000    Autocam Corporation, 10.875% due
                                                                       6/15/2014(e)..........................        485,000
                                 BBB-        Ba2          500,000    AutoNation, Inc., 9% due 8/01/2008......        565,000
                                 B-          B3           250,000    Keystone Automotive Operations, Inc.,
                                                                       9.75% due 11/01/2013(e)...............        267,500
                                                                     Metaldyne Corporation:
                                 B           Caa1         417,000      11% due 6/15/2012.....................        354,450
                                 B           B3           325,000      10% due 11/01/2013(e).................        318,500
                                 B-          B2           125,000    Tenneco Automotive Inc., 10.25% due
                                                                       7/15/2013.............................        141,250
                                 NR*         NR*          150,000    Venture Holdings Company LLC, 11% due
                                                                       6/01/2007(c)..........................          3,750
                                                                                                                 -----------
                                                                                                                   2,855,450
----------------------------------------------------------------------------------------------------------------------------
BROADCASTING--2.1%               B-          B2           700,000    Emmis Operating Company, 6.875% due
                                                                       5/15/2012(e)..........................        686,000
                                 B+          Ba3          250,000    Entercom Radio, LLC, 7.625% due
                                                                       3/01/2014.............................        258,437
                                 B-          B3           500,000    NextMedia Operating, Inc., 10.75% due
                                                                       7/01/2011.............................        558,125
                                 B-          B2           250,000    Young Broadcasting Inc., 8.50% due
                                                                       12/15/2008(e).........................        263,125
                                                                                                                 -----------
                                                                                                                   1,765,687
----------------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.8%       B           B3           425,000    Kabel Deutschland GmbH, 10.625% due
                                                                       7/01/2014(e)..........................        436,688
                                 B-          B3           250,000    NTL Cable PLC, 8.75% due 4/15/2014(e)...        256,250
                                                                                                                 -----------
                                                                                                                     692,938
----------------------------------------------------------------------------------------------------------------------------
CABLE--U.S.--1.5%                CCC-        Caa1         110,286    Avalon Cable LLC, 11.875% due
                                                                       12/01/2008............................        116,904
                                 CCC-        Ca           500,000    Charter Communications Holdings, LLC,
                                                                       10% due 5/15/2011.....................        396,250
                                 CCC-        Caa1         500,000    Charter Communications Holdings II, LLC,
                                                                       10.25% due 9/15/2010..................        503,780
                                                                                                                 -----------
                                                                                                                   1,016,934
----------------------------------------------------------------------------------------------------------------------------
CHEMICALS--7.8%                  B-          B3           425,000    BCP Caylux Holdings Luxembourg SCA,
                                                                       9.625% due 6/15/2014(e)...............        440,406
                                 B+          NR*          500,000    Braskem SA, 12.50% due 11/05/2008(e)....        490,000
                                 BB-         B3           250,000    Hanna (M.A.) Company, 6.875% due
                                                                       12/01/2004............................        250,937
                                 B-          B3           900,000    Huntsman International LLC, 9.875% due
                                                                       3/01/2009.............................        972,000
                                 B+          B1           250,000    Invista, 9.25% due 5/01/2012(e).........        251,250
                                 BBB-        Ba1          250,000    Methanex Corporation, 8.75% due
                                                                       8/15/2012.............................        281,250
                                 BB+         Ba2          500,000    NOVA Chemicals Corporation, 6.50% due
                                                                       1/15/2012.............................        492,500
                                                                     Nalco Company(e):
                                 B-          B2           250,000      7.75% due 11/15/2011..................        261,875
                                 B-          Caa1         250,000      8.875% due 11/15/2013.................        261,875
                                 B-          Caa2         500,000    Nalco Finance Holdings Inc., 9% due
                                                                       2/01/2014(e)..........................        331,250
                                 NR*         NR*          283,556    Noveon International, Inc., 13% due
                                                                       8/31/2011(a)..........................        300,570
                                 BB-         B2         1,000,000    Omnova Solutions Inc., 11.25% due
                                                                       6/01/2010.............................      1,090,000

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 2004 (Continued)
--------------------------------------------------------------------------------

                                  S&P       MOODY'S       FACE
INDUSTRIES+                     RATINGS     RATINGS      AMOUNT                  CORPORATE BONDS                    VALUE
----------------------------------------------------------------------------------------------------------------------------
CHEMICALS                        CCC+        B3        $  750,000    Rhodia SA, 7.625% due 6/01/2010(e)......    $   678,750
(CONCLUDED)
                                 B-          B3           400,000    Rockwood Specialties Group, Inc.,
                                                                       10.625% due 5/15/2011.................        426,000
                                                                                                                 -----------
                                                                                                                   6,528,663
----------------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--0.3%          B-          Caa1         250,000    Simmons Company, 7.875% due 1/15/2014...        255,000
----------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES--4.2%      B-          B3           250,000    American Achievement Corporation, 8.25%
                                                                       due 4/01/2012(e)......................        253,750
                                 B+          B1           275,000    Armkel LLC/Armkel Finance, 9.50% due
                                                                       8/15/2009.............................        300,438
                                 B-          B2           500,000    Chattem, Inc., 7% due 3/01/2014.........        480,000
                                 B-          B3           250,000    Elizabeth Arden, Inc., 7.75% due
                                                                       1/15/2014.............................        254,375
                                 B           B3           250,000    Hines Nurseries, Inc., 10.25% due
                                                                       10/01/2011............................        272,500
                                 BB          Ba3          250,000    K2 Inc., 7.375% due 7/01/2014(e)........        254,375
                                 B+          B2           250,000    North Atlantic Trading Company, Inc.,
                                                                       9.25% due 3/01/2012(e)................        241,875
                                 B           B2           500,000    Playtex Products, Inc., 8% due
                                                                       3/01/2011(e)..........................        520,625
                                 B-          B3           750,000    Solo Cup Company, 8.50% due
                                                                       2/15/2014(e)..........................        697,500
                                 B-          B3           250,000    United Industries Corporation, 9.875%
                                                                       due 4/01/2009.........................        260,000
                                                                                                                 -----------
                                                                                                                   3,535,438
----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--8.2%          B           B2           250,000    Cadmus Communications Corporation,
                                                                       8.375% due 6/15/2014(e)...............        250,000
                                                                     Dex Media East LLC:
                                 B           B3           250,000      9.875% due 11/15/2009.................        280,625
                                 B           Caa1         475,000      12.125% due 11/15/2012................        554,562
                                 B           Caa2         250,000    Dex Media, Inc., 8% due 11/15/2013(e)...        240,000
                                                                     Dex Media West LLC:
                                 B           B3           725,000      8.50% due 8/15/2010...................        790,250
                                 B           Caa1         250,000      9.875% due 8/15/2013..................        274,375
                                 B           B2           250,000    Houghton Mifflin Company, 8.25% due
                                                                       2/01/2011.............................        250,000
                                 BBB-        Baa3         500,000    Liberty Media Corporation (Convertible),
                                                                       0.75% due 3/30/2023...................        570,625
                                 B           B3           525,000    Mail-Well I Corporation, 7.875% due
                                                                       12/01/2013(e).........................        477,750
                                 CCC+        Caa1         250,000    Nebraska Book Company, Inc., 8.625% due
                                                                       3/15/2012.............................        245,000
                                 B           B1           180,000    PEI Holdings, Inc., 11% due 3/15/2010...        208,800
                                 B           B3         1,500,000    PRIMEDIA Inc., 7.625% due 4/01/2008.....      1,485,000
                                 B+          B2           200,000    R.H. Donnelley Financial Corporation I,
                                                                       10.875% due 12/15/2012(e).............        232,000
                                 BB-         Ba3          400,000    The Reader's Digest Association, Inc.,
                                                                       6.50% due 3/01/2011...................        390,500
                                 B-          B3           200,000    Warner Music Group, 7.375% due
                                                                       4/15/2014(e)..........................        193,000
                                 BB-         B1           321,000    Yell Finance BV, 10.75% due 8/01/2011...        369,953
                                                                                                                 -----------
                                                                                                                   6,812,440
----------------------------------------------------------------------------------------------------------------------------
ENERGY--EXPLORATION &            B           B2           250,000    Encore Acquisition Company, 6.25% due
PRODUCTION--1.5%                                                       4/15/2014(e)..........................        235,000
                                                                     Plains Exploration & Production Company:
                                 B           B2           500,000      8.75% due 7/01/2012...................        545,000
                                 BB-         Ba2          250,000      7.125% due 6/15/2014(e)...............        254,375
                                                                     Tri-Union Development Corporation(c):
                                 D           Caa2         205,000      12.50% due 6/01/2006..................        153,750
                                 D           Caa2          15,624      12.50% due 6/01/2006(e)...............         11,718
                                                                                                                 -----------
                                                                                                                   1,199,843
----------------------------------------------------------------------------------------------------------------------------
ENERGY--OTHER--8.6%              NR*         Caa3       1,935,000    Energy Corporation of America, 9.50% due
                                                                       5/15/2007.............................      1,818,900
                                 B           B2           525,000    Ferrellgas Partners LP, 8.75% due
                                                                       6/15/2012.............................        560,437
                                 BB-         B1           168,000    GulfTerra Energy Partners, LP, 8.50% due
                                                                       6/01/2011.............................        181,860
                                 B+          B2           250,000    North American Energy Partners, 8.75%
                                                                       due 12/01/2011(e).....................        247,500
                                 CCC         B3           625,000    Ocean Rig Norway AS, 10.25% due
                                                                       6/01/2008.............................        618,750

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 2004 (Continued)
--------------------------------------------------------------------------------

                                  S&P       MOODY'S       FACE
INDUSTRIES+                     RATINGS     RATINGS      AMOUNT                  CORPORATE BONDS                    VALUE
----------------------------------------------------------------------------------------------------------------------------
ENERGY--OTHER                    BB          Ba2       $  500,000    Pacific Energy Partners, LP, 7.125% due
(CONCLUDED)                                                            6/15/2014(e)..........................    $   507,500
                                 BB-         Ba2          500,000    Pride International, Inc., 7.375% due
                                                                       7/15/2014(e)..........................        505,000
                                 BB-         B1           750,000    SESI, LLC, 8.875% due 5/15/2011.........        808,125
                                 B           B3         1,000,000    Star Gas Partners, LP, 10.25% due
                                                                       2/15/2013.............................      1,070,000
                                 B           B1           750,000    Suburban Propane Partners, LP, 6.875%
                                                                       due 12/15/2013........................        725,162
                                 D           Ca           250,000    Trico Marine Services, Inc., 8.875% due
                                                                       5/15/2012(c)..........................        132,500
                                                                                                                 -----------
                                                                                                                   7,175,734
----------------------------------------------------------------------------------------------------------------------------
FOOD & TOBACCO--3.5%             B           B3           250,000    American Seafoods Group LLC, 10.125% due
                                                                       4/15/2010.............................        300,000
                                 NR*         NR*          131,867    Archibald Candy Corporation, 10% due
                                                                       11/01/2007(c).........................         90,988
                                 B-          B2           200,000    Commonwealth Brands, Inc., 9.75% due
                                                                       4/15/2008(e)..........................        214,000
                                 CCC         B2           500,000    Doane Pet Care Company, 10.75% due
                                                                       3/01/2010.............................        527,500
                                 B+          B2           250,000    Dole Food Company, Inc., 8.875% due
                                                                       3/15/2011.............................        264,375
                                 B-          B2           125,000    Domino's, Inc., 8.25% due 7/01/2011.....        132,500
                                 B-          B3           250,000    Merisant Company, 9.50% due
                                                                       7/15/2013(e)..........................        266,250
                                 BB          Ba2          500,000    Smithfield Foods, Inc., 8% due
                                                                       10/15/2009............................        538,750
                                 B-          Caa1         550,000    Tabletop Holdings, Inc., 12.25% due
                                                                       05/15/2014(e).........................        335,500
                                 B+          B2           250,000    The Wornick Company, 10.875% due
                                                                       7/15/2011(e)..........................        255,625
                                                                                                                 -----------
                                                                                                                   2,925,488
----------------------------------------------------------------------------------------------------------------------------
GAMING--2.1%                     B+          B1           250,000    Boyd Gaming Corporation, 7.75% due
                                                                       12/15/2012............................        252,500
                                 B           B2           250,000    The Majestic Star Casino, LLC, 9.50% due
                                                                       10/15/2010............................        251,250
                                 CCC+        Caa1         500,000    Pinnacle Entertainment, Inc., 8.75% due
                                                                       10/01/2013............................        496,250
                                 B           B2           200,000    Poster Financial Group Inc., 8.75% due
                                                                       12/01/2011(e).........................        203,500
                                 B-          B3           250,000    Premier Entertainment Biloxi LLC, 10.75%
                                                                       due 2/01/2012(e)......................        262,500
                                 B+          B2           250,000    River Rock Entertainment Authority,
                                                                       9.75% due 11/01/2011..................        272,500
                                                                                                                 -----------
                                                                                                                   1,738,500
----------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--1.7%                B-          B3           250,000    Concentra Operating Corporation, 9.125%
                                                                       due 6/01/2012(e)......................        261,250
                                 B-          B3           250,000    Tenet Healthcare Corporation, 9.875% due
                                                                       7/01/2014(e)..........................        254,375
                                 B           B3           375,000    Triad Hospitals, Inc., 7% due
                                                                       11/15/2013............................        356,250
                                                                     VWR International, Inc.(e):
                                 B           B2           250,000      6.875% due 4/15/2012..................        250,938
                                 B           B3           250,000      8% due 4/15/2014......................        256,250
                                                                                                                 -----------
                                                                                                                   1,379,063
----------------------------------------------------------------------------------------------------------------------------
HOUSING--1.3%                    B+          B2           300,000    Building Materials Corporation of
                                                                       America, 7.75% due 7/15/2005..........        301,500
                                 BB-         Ba3          500,000    Forest City Enterprises, Inc., 7.625%
                                                                       due 6/01/2015.........................        502,500
                                 B-          B3           250,000    MAAX Corporation, 9.75% due
                                                                       6/15/2012(e)..........................        257,500
                                 B-          B3           250,000    U.S. Concrete, Inc., 8.375% due
                                                                       4/01/2014(e)..........................        249,375
                                                                                                                 -----------
                                                                                                                   1,310,875
----------------------------------------------------------------------------------------------------------------------------
LEISURE--3.4%                    B-          B1           492,000    FelCor Lodging LP, 9% due 6/01/2011.....        507,990
                                 B+          Ba3        1,000,000    Host Marriott, LP, 7.125% due
                                                                       11/01/2013............................        980,000
                                 B+          B1           500,000    Intrawest Corporation, 10.50% due
                                                                       2/01/2010.............................        540,625

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 2004 (Continued)
--------------------------------------------------------------------------------

                                  S&P       MOODY'S       FACE
INDUSTRIES+                     RATINGS     RATINGS      AMOUNT                  CORPORATE BONDS                    VALUE
----------------------------------------------------------------------------------------------------------------------------
LEISURE                          B           B2        $  500,000    John Q. Hammons Hotels, L.P., 8.875% due
(CONCLUDED)                                                            5/15/2012.............................    $   542,500
                                 B-          B3           250,000    True Temper Sports, Inc., 8.375% due
                                                                       9/15/2011.............................        250,000
                                                                                                                 -----------
                                                                                                                   2,821,115
----------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--7.3%              CCC         Caa2         250,000    Blount, Inc., 13% due 8/01/2009.........        267,812
                                 B-          B3           250,000    Erico International Corporation, 8.875%
                                                                       due 3/01/2012(e)......................        255,000
                                 B-          B3           325,000    FastenTech, Inc., 11.50% due
                                                                       5/01/2011(e)..........................        359,937
                                 CCC+        B3           100,000    Great Lakes Dredge & Dock Corporation,
                                                                       7.75% due 12/15/2013..................         84,500
                                 B-          B3           250,000    Invensys PLC, 9.875% due 3/15/2011(e)...        248,750
                                 B           B2           250,000    Itron, Inc., 7.75% due 5/15/2012(e).....        250,625
                                 B+          B2           500,000    JLG Industries, Inc., 8.25% due
                                                                       5/01/2008.............................        525,000
                                 B-          Caa1         350,000    Mueller Group, Inc., 10% due
                                                                       5/01/2012(e)..........................        364,000
                                 B+          B3           500,000    NMHG Holding Company, 10% due
                                                                       5/15/2009.............................        550,000
                                 B-          B3           250,000    Rexnord Corporation, 10.125% due
                                                                       12/15/2012............................        275,000
                                 BB+         Ba3          700,000    SPX Corporation, 7.50% due 1/01/2013....        717,500
                                 B           B3           500,000    Superior Essex Communications LLC, 9%
                                                                       due 4/15/2012(e)......................        477,500
                                 B           B3           650,000    TriMas Corporation, 9.875% due
                                                                       6/15/2012.............................        689,000
                                 BB-         Ba3          575,000    Trinity Industries, Inc., 6.50% due
                                                                       3/15/2014(e)..........................        526,125
                                 B+          Ba3          250,000    Valmont Industries, Inc., 6.875% due
                                                                       5/01/2014(e)..........................        245,625
                                                                                                                 -----------
                                                                                                                   5,836,374
----------------------------------------------------------------------------------------------------------------------------
METAL--OTHER--1.4%               BB          Ba3          125,000    Luscar Coal Ltd., 9.75% due
                                                                       10/15/2011............................        140,625
                                 BB          Ba3          325,000    Massey Energy Company, 6.625% due
                                                                       11/15/2010............................        323,375
                                 NR*         Ba2          750,000    Vale Overseas Ltd., 8.25% due
                                                                       1/17/2034.............................        652,500
                                                                                                                 -----------
                                                                                                                   1,116,500
----------------------------------------------------------------------------------------------------------------------------
PACKAGING--6.6%                  B-          B3           250,000    Berry Plastics Corporation, 10.75% due
                                                                       7/15/2012.............................        277,500
                                                                     Crown Euro Holdings SA:
                                 B+          B1           250,000      9.50% due 3/01/2011...................        272,500
                                 B           B2           250,000      10.875% due 3/01/2013.................        285,000
                                 CCC+        Caa2         125,000    Graham Packaging Holdings Company,
                                                                       10.75% due 1/15/2009..................        128,594
                                 B           B3           500,000    Owens-Brockway Glass Container, Inc.,
                                                                       8.25% due 5/15/2013...................        516,250
                                 B+          B3           525,000    Plastipak Holdings, Inc., 10.75% due
                                                                       9/01/2011.............................        564,375
                                 B           B3         1,000,000    Pliant Corporation, 11.125% due
                                                                       6/15/2009.............................        842,500
                                 B-          B2           350,000    Portola Packaging, Inc., 8.25% due
                                                                       2/01/2012(e)..........................        280,000
                                                                     Tekni-Plex, Inc.:
                                 B-          B3         1,000,000      12.75% due 6/15/2010..................        960,000
                                 B-          B2           750,000      8.75% due 11/15/2013(e)...............        716,250
                                                                     U.S. Can Corporation:
                                 CCC+        Caa1         250,000      10.875% due 7/15/2010.................        256,250
                                 CCC+        Caa2         150,000      12.375% due 10/01/2010................        138,000
                                 B           B2           250,000    Wise Metals Group LLC, 10.25% due
                                                                       5/15/2012(e)..........................        256,250
                                                                                                                 -----------
                                                                                                                   5,493,469
----------------------------------------------------------------------------------------------------------------------------
PAPER--2.7%                      B+          B1           500,000    Ainsworth Lumber Co. Ltd., 6.75% due
                                                                       3/15/2014(e)..........................        468,750
                                 B           B2           750,000    Jefferson Smurfit Corporation, 8.25% due
                                                                       10/01/2012............................        780,000
                                 BB          Ba3          500,000    Norske Skog Canada Ltd., 8.625% due
                                                                       6/15/2011.............................        530,000
                                 BB-         Ba3          500,000    Tembec Industries, Inc., 8.625% due
                                                                       6/30/2009.............................        506,250
                                                                                                                 -----------
                                                                                                                   2,285,000
----------------------------------------------------------------------------------------------------------------------------
RETAIL--0.3%                     B+          B1           250,000    Finlay Fine Jewelry Corporation, 8.375%
                                                                       due 6/01/2012(e)......................        259,375
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 2004 (Continued)
--------------------------------------------------------------------------------

                                  S&P       MOODY'S       FACE
INDUSTRIES+                     RATINGS     RATINGS      AMOUNT                  CORPORATE BONDS                    VALUE
----------------------------------------------------------------------------------------------------------------------------
SERVICE--4.4%                                                        Allied Waste North America, Inc.:
                                 BB-         Ba3       $  500,000      6.125% due 2/15/2014(e)...............    $   457,500
                                 B+          B2           750,000      7.375% due 4/15/2014..................        729,375
                                 NR*         NR*        2,403,161    Anthony Crane Rental, LP, 9.375% due
                                                                       2/01/2008(a)(c).......................         36,047
                                 B           B2           250,000    Buhrmann US Inc., 8.25% due
                                                                       7/01/2014(e)..........................        249,375
                                 B           B3           200,000    Casella Waste Systems, Inc., 9.75% due
                                                                       2/01/2013.............................        216,000
                                 B           B1           250,000    Corrections Corporation of America,
                                                                       7.50% due 5/01/2011...................        252,500
                                 B           B1           500,000    The Geo Group Inc., 8.25% due
                                                                       7/15/2013.............................        495,000
                                 BB-         Ba2          250,000    MSW Energy Finance Co. II, Inc., 7.375%
                                                                       due 9/01/2010(e)......................        248,750
                                 B+          B2           500,000    United Rentals (North America), Inc., 7%
                                                                       due 2/15/2014.........................        445,000
                                 B-          Caa1         250,000    Waste Services, Inc., 9.50% due
                                                                       4/15/2014(e)..........................        256,250
                                 B           B2           250,000    Williams Scotsman, Inc., 10% due
                                                                       8/15/2008.............................        272,500
                                                                                                                 -----------
                                                                                                                   3,658,297
----------------------------------------------------------------------------------------------------------------------------
STEEL--1.8%                      B+          B1           400,000    CSN Islands VIII Corp., 9.75% due
                                                                       12/16/2013(e).........................        358,000
                                 B           B2           250,000    Gerdau Ameristeel Corporation, 10.375%
                                                                       due 7/15/2011.........................        278,750
                                 BB          Ba3          250,000    International Steel Group, Inc., 6.50%
                                                                       due 4/15/2014(e)......................        234,375
                                 B           B2           250,000    UCAR Finance Inc., 10.25% due
                                                                       2/15/2012.............................        278,125
                                 BB-         B1           325,000    United States Steel Corporation, 9.75%
                                                                       due 5/15/2010.........................        359,938
                                                                                                                 -----------
                                                                                                                   1,509,188
----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--2.2%         B-          B3           500,000    Cincinnati Bell Inc., 8.375% due
                                                                       1/15/2014.............................        445,000
                                 B           B2           250,000    Inmarsat Finance PLC, 7.625% due
                                                                       6/30/2012(e)..........................        241,875
                                 B           B3           500,000    Qwest Communications International Inc.,
                                                                       7.50% due 2/15/2014(e)................        451,250
                                 BB-         Ba3          500,000    Qwest Corporation, 7.20% due
                                                                       11/01/2004............................        503,750
                                 NR*         Baa3         500,000    Tele Norte Leste Participacoes SA, 8%
                                                                       due 12/18/2013(e).....................        447,500
                                                                                                                 -----------
                                                                                                                   2,089,375
----------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.6%             NR*         NR*          500,000    American Commercial Lines LLC, 11.25%
                                                                       due 1/01/2008(c)......................        262,500
                                 B-          B3           250,000    Horizon Lines, LLC, 9% due 11/01/2012...        250,000
                                 B+          B1           250,000    OMI Corporation, 7.625% due
                                                                       12/01/2013............................        245,000
                                 BB+         Ba1          500,000    Overseas Shipholding Group, Inc., 8.25%
                                                                       due 3/15/2013.........................        537,500
                                                                                                                 -----------
                                                                                                                   1,295,000
----------------------------------------------------------------------------------------------------------------------------
UTILITY--8.2%                                                        The AES Corporation:
                                 B-          B2            94,000      8.75% due 6/15/2008...................         97,878
                                 B-          B2           206,000      8.875% due 2/15/2011..................        213,725
                                 B+          B1           500,000      8.75% due 5/15/2013(e)................        535,625
                                 BB+         Ba3          250,000    AES Gener SA, 7.50% due 3/25/2014(e)....        236,250
                                 CCC+        Caa1       1,250,000    Calpine Corporation, 8.625% due
                                                                       8/15/2010.............................        812,500
                                 BB          Ba1          915,000    ESI Tractebel Acquisition Corp., 7.99%
                                                                       due 12/30/2011........................        942,450
                                 B           B2         1,000,000    Edison Mission Energy, 10% due
                                                                       8/15/2008.............................      1,067,500
                                 B-          B3           500,000    El Paso Production Holding Company,
                                                                       7.75% due 6/01/2013...................        458,750
                                 B+          B2           350,000    NRG Energy, Inc., 8% due
                                                                       12/15/2013(e).........................        353,500
                                 BB          Ba2        1,000,000    Nevada Power Company, 9% due
                                                                       8/15/2013.............................      1,087,500
                                 B+          B1           250,000    Northwest Pipeline Corporation, 8.125%
                                                                       due 3/01/2010.........................        269,375
                                 BB-         Ba2          500,000    SEMCO Energy, Inc., 7.75% due
                                                                       5/15/2013.............................        515,000
                                 B-          B1           250,000    Southern Natural Gas Company, 8.875% due
                                                                       3/15/2010.............................        273,125
                                                                                                                 -----------
                                                                                                                   6,863,178
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 2004 (Continued)
--------------------------------------------------------------------------------

                                  S&P       MOODY'S       FACE
INDUSTRIES+                     RATINGS     RATINGS      AMOUNT                  CORPORATE BONDS                    VALUE
----------------------------------------------------------------------------------------------------------------------------
WIRELESS                         CCC         Caa1      $  150,000    American Tower Corporation, 9.375% due
COMMUNICATIONS--2.5%                                                   2/01/2009.............................    $   160,125
                                 CCC         B3           425,000    American Towers, Inc., 7.25% due
                                                                       12/01/2011............................        426,063
                                 CCC         Caa1         275,000    Centennial Communications Corp., 10.125%
                                                                       due 6/15/2013.........................        283,937
                                 B-          B3           900,000    Millicom International Cellular SA, 10%
                                                                       due 12/01/2013(e).....................        913,500
                                 CCC-        Caa1         375,000    SBA Telecommunications, Inc., 9.75% due
                                                                       12/15/2011(d).........................        277,500
                                                                                                                 -----------
                                                                                                                   2,061,125
----------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL INVESTMENTS IN CORPORATE BONDS
                                                                     (COST--$78,442,777)--92.6%                   77,160,663
----------------------------------------------------------------------------------------------------------------------------
                                                         SHARES
                                                          HELD                    COMMON STOCKS
----------------------------------------------------------------------------------------------------------------------------
AIRLINES--0.0%                                                486    US Airways Group, Inc. (Class A)(c).....          1,141
----------------------------------------------------------------------------------------------------------------------------
ENERGY--EXPLORATION & PRODUCTION--0.0%                      7,839    Anchor Resources/Spinco LLC(c)..........         17,637
                                                              147    Tri-Union Development Corporation(c)....              0
                                                              250    Tribo Petroleum Corporation (Class
                                                                       A)(c).................................              3
                                                                                                                 -----------
                                                                                                                      17,640
----------------------------------------------------------------------------------------------------------------------------
FOOD & TOBACCO--0.0%                                          649    Archibald Candy Corporation(c)..........              6
----------------------------------------------------------------------------------------------------------------------------
STEEL--0.0%                                             2,000,000    LTC Wheeling-Pittsburgh
                                                                       Corporation(c)........................              0
                                                               39    Wheeling-Pittsburgh Corporation(c)......            834
                                                                                                                 -----------
                                                                                                                         834
----------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL INVESTMENTS IN COMMON STOCKS
                                                                     (COST--$96,201)--0.0%                            19,621
----------------------------------------------------------------------------------------------------------------------------
                                                                                 PREFERRED STOCKS
----------------------------------------------------------------------------------------------------------------------------
AIRLINES--0.0%                                                298    US Airways Group, Inc. (Convertible) ...              0
----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--0.0%                                        9    PTV, Inc. ..............................             63
----------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL INVESTMENTS IN PREFERRED STOCKS
                                                                     (COST--$769)--0.0%                                   63
----------------------------------------------------------------------------------------------------------------------------
                                  S&P       MOODY'S       FACE
                                RATINGS     RATINGS      AMOUNT                  TRUST PREFERRED
----------------------------------------------------------------------------------------------------------------------------
UTILITY--0.5%                    BB+         Baa3      $  450,000    Citizens Utilities Trust (5%
                                                                       Convertible), due 1/15/2036...........        449,238
----------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL INVESTMENTS IN TRUST PREFERRED
                                                                     (COST--$453,010)--0.5%                          449,238
----------------------------------------------------------------------------------------------------------------------------
                                                         SHARES
                                                          HELD                     WARRANTS(B)
----------------------------------------------------------------------------------------------------------------------------
AIRLINES--0.0%                                                298    US Airways Group, Inc. .................            179
----------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL WARRANTS--0.0%                                179
----------------------------------------------------------------------------------------------------------------------------
                                                       BENEFICIAL
                                                        INTEREST                OTHER INTERESTS(F)
----------------------------------------------------------------------------------------------------------------------------
AIRLINES--0.3%                                         $  708,795    US Airways Group, Inc.--Certificate of
                                                                       Beneficial Interest...................        205,551
----------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL INVESTMENTS IN OTHER INTERESTS
                                                                     (COST--$191,375)--0.3%                          205,551
----------------------------------------------------------------------------------------------------------------------------
                                                                              SHORT-TERM INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------
                                                       $4,979,189    Merrill Lynch Liquidity Series, LLC Cash
                                                                       Sweep Series I(g).....................      4,979,189
----------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL INVESTMENTS IN SHORT-TERM
                                                                     INVESTMENTS
                                                                     (COST--$4,979,189)--6.0%                      4,979,189
----------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL INVESTMENTS
                                                                     (COST--$84,163,321)--99.4%                   82,814,504
                                                                     OTHER ASSETS LESS LIABILITIES--0.6%             505,697
                                                                                                                 -----------
                                                                     NET ASSETS--100.0%                          $83,320,201
                                                                                                                 ===========
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 2004 (Concluded)
--------------------------------------------------------------------------------

* Not Rated.

+ For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(a) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(b) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(c) Non-income producing security.

(d) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f) Other interests represent beneficial interest in liquidation trusts and other reorganization entities.

(g) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

---------------------------------------------------------------------------------------------
                                                                   NET           INTEREST
AFFILIATE                                                        ACTIVITY         INCOME
---------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I         $2,015,652        $29,908
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of June 30, 2004
--------------------------------------------------------------------------------

                                   FACE
                                  AMOUNT                   U.S. GOVERNMENT & AGENCY OBLIGATIONS                   VALUE
---------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE                        Federal Home Loan Mortgage Corporation:
OBLIGATIONS+--47.5%             $ 5,757,238      Series 2564, Class OF, 1.68% due 2/15/2026(a).............    $  5,763,637
                                  5,479,432      Series 2594, Class DF, 1.68% due 12/15/2027(a)............       5,487,561
                                  5,283,401      Series 2614, Class EF, 1.78% due 12/15/2017(a)............       5,294,314
                                               Federal National Mortgage Association:
                                 46,174,580      ACES, Series 2002-M1, Class X, 1.201% due
                                                 5/25/2032(a)(c)...........................................       1,759,284
                                 18,937,509      ACES, Series 2002-M2, Class N, 1.532% due
                                                 8/25/2012(a)(c)...........................................       1,767,476
                                 23,114,966      ACES, Series 2003-M1, Class X, 1.099% due
                                                 2/25/2033(a)(c)...........................................       1,078,456
                                 55,698,133      Grantor Trust, Series 2003-T1, Class IO, 0.546% due
                                                 11/25/2012(c).............................................       2,076,588
                                  2,327,111      Series 2003-27, Class FP, 1.60% due 6/25/2028(a)..........       2,336,931
                                  3,611,408      Series 2003-33, Class LF, 1.65% due 7/25/2017(a)..........       3,618,402
                                  4,341,818      Series 2003-34, Class FS, 1.70% due 1/25/2032(a)..........       4,334,990
                                  2,933,497      Series 2003-41, Class YF, 1.60% due 6/25/2028(a)..........       2,937,938
                                  3,078,934      Series 2003-48, Class HA, 3.50% due 11/25/2017............       2,994,880
                                  2,114,887      Whole Loan, Series 2002-W11, Class AV1, 1.47% due
                                                 11/25/2032(a).............................................       2,116,697
                                  3,164,130      Whole Loan, Series 2003-W16, Class AF1, 1.39% due
                                                 2/25/2023(a)..............................................       3,165,101
                                               Government National Mortgage Association:
                                  4,520,000      Series 2002-83, Class B, 4.695% due 12/16/2024............       4,482,974
                                 29,199,756      Series 2002-83, Class IO, 1.574% due 10/16/2042(c)........       1,787,486
                                  2,400,000      Series 2002-94, Class D, 5.045% due 11/16/2028............       2,355,321
                                 37,333,782      Series 2002-94, Class XB, 2.349% due 11/16/2007(c)........       1,171,907
                                  3,054,415      Series 2003-17, Class C, 4.825% due 7/16/2031.............       2,881,636
                                 39,977,112      Series 2003-17, Class IO, 1.24% due 3/16/2043(c)..........       2,493,308
                                  2,664,553      Series 2003-49, Class C, 4.485% due 10/16/2033(a).........       2,411,348
                                 55,573,706      Series 2003-59, Class XB 2.364% due 7/16/2010(c)..........       3,243,776
                                  6,750,000      Series 2003-108, Class C, 4.919% due 2/16/2034............       6,666,077
                                 21,921,137      Series 2003-109, Class IO, 1.098% due 11/16/2043(a)(c)....       1,255,207
                                 15,944,517      Series 2004-9, Class IO, 1.383% due 3/16/2034(a)(c).......       1,004,583
                                 30,056,701      Series 2004-10, Class IO, 1.064% due 1/16/2044(a)(c)......       1,676,599
                                 24,500,000      Series 2004-43, Class IO, 1.121% due 6/16/2044(a)(c)......       1,412,578
                                  1,750,000      Series 2004-43, Class Z, 4.50% due 6/16/2044(a)...........       1,252,344
                                  1,750,000      Series 2004-45, Class Z, 5.751% due 6/16/2045(a)..........       1,682,871
                                  4,333,953    Residential Asset Securitization Trust, Series 2003-A8,
                                                 Class A2, 1.45% due 10/25/2018(a).........................       4,310,659
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                               (COST--$85,326,317)                                               84,820,929
---------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED                                Federal Home Loan Mortgage Corporation--Gold Program:
SECURITIES+--43.5%                  806,342      6.50% due 3/01/2016.......................................         852,221
                                  1,609,244      6% due 4/01/2017..........................................       1,679,407
                                  1,193,866      5.50% due 6/01/2017.......................................       1,222,878
                                  2,000,600      5% due 7/15/2019..........................................       2,001,224

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of June 30, 2004 (Continued)
--------------------------------------------------------------------------------

                                   FACE
                                  AMOUNT             U.S. GOVERNMENT & AGENCY OBLIGATIONS (CONTINUED)             VALUE
---------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES+                    Federal Home Loan Mortgage Corporation--Gold Program
(CONCLUDED)                                      (concluded):
                                $    16,664      8% due 3/01/2030..........................................    $     18,095
                                     50,919      8% due 8/01/2030..........................................          55,293
                                     56,318      8% due 12/01/2030.........................................          61,155
                                     35,311      8% due 6/01/2031..........................................          38,345
                                    325,667      7% due 4/01/2032..........................................         344,663
                                  5,073,600      5.50% due 7/15/2034.......................................       5,049,815
                                 10,198,900      6% due 7/15/2034..........................................      10,412,445
                                               Federal National Mortgage Association:
                                    641,902      6% due 4/01/2017..........................................         669,523
                                    753,690      5.50% due 12/01/2017......................................         773,050
                                    570,490      4.50% due 9/01/2018.......................................         558,999
                                  3,837,006      5% due 7/15/2019..........................................       3,840,605
                                    107,145      7% due 3/01/2029..........................................         113,428
                                    200,861      7% due 5/01/2029..........................................         212,767
                                    521,739      7% due 6/01/2029..........................................         552,335
                                     53,396      7% due 7/01/2029..........................................          56,527
                                     82,140      7% due 8/01/2029..........................................          86,957
                                    127,986      7% due 9/01/2029..........................................         135,491
                                    123,995      7% due 11/01/2029.........................................         131,266
                                     89,127      8% due 4/01/2030..........................................          96,908
                                     62,096      7.50% due 6/01/2030.......................................          66,568
                                      9,114      8% due 7/01/2030..........................................           9,909
                                     53,800      7.50% due 9/01/2030.......................................          57,674
                                    392,555      7.50% due 12/01/2030......................................         420,825
                                     35,036      8% due 2/01/2031..........................................          38,095
                                    547,742      7.50% due 4/01/2031.......................................         587,190
                                    316,877      7% due 7/01/2031..........................................         335,095
                                    401,849      7% due 9/01/2031..........................................         424,953
                                    131,665      6.50% due 1/01/2032.......................................         137,307
                                    648,536      7% due 2/01/2032..........................................         684,472
                                  2,661,421      6.50% due 7/01/2032.......................................       2,773,168
                                    190,957      6.50% due 9/01/2032.......................................         198,975
                                  1,210,965      6.50% due 10/01/2032......................................       1,261,811
                                    542,044      8% due 10/01/2032.........................................         590,027
                                    160,948      6.50% due 3/01/2033.......................................         167,846
                                               Government National Mortgage Association:
                                  2,283,733      4.90% due 3/15/2005.......................................       2,205,504
                                  1,906,705      5% due 11/15/2005.........................................       1,842,049
                                  3,938,215      5% due 11/15/2005.........................................       3,772,280
                                  3,124,740      5.47% due 12/15/2005......................................       3,102,048
                                  1,377,102      4.55% due 11/15/2006......................................       1,278,822
                                  1,624,579      5.05% due 7/15/2008.......................................       1,573,993
                                  1,439,000      5.15% due 8/15/2008.......................................       1,388,934
                                  1,408,000      5.55% due 12/15/2009......................................       1,406,598
                                     26,769      6% due 2/15/2033..........................................          27,478
                                  2,568,596      5.525% due 12/15/2035.....................................       2,545,520
                                  6,345,300      5.13% due 4/01/2044.......................................       6,070,801
                                  3,167,556      5.10% due 10/15/2044......................................       3,094,763
                                  1,056,630      5.25% due 10/15/2044......................................       1,040,117
                                  2,067,859      5.38% due 5/15/2045.......................................       2,059,071
                                  1,566,800      5.55% due 5/15/2045.......................................       1,553,136
                                  1,750,000      5.30% due 6/15/2045.......................................       1,718,924
                                  1,287,769      5.60% due 8/15/2045.......................................       1,282,628
                                    270,231      5.60% due 8/15/2045.......................................         267,874
                                  4,960,000      5.25% due 9/30/2045.......................................       4,809,341
                                  1,463,100      5.13% due 3/15/2046.......................................       1,411,678
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL MORTGAGE-BACKED SECURITIES (COST--$81,345,542)              79,168,871
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of June 30, 2004 (Continued)
--------------------------------------------------------------------------------

                                   FACE
                                  AMOUNT             U.S. GOVERNMENT & AGENCY OBLIGATIONS (CONCLUDED)             VALUE
---------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS &                          U.S. Treasury Bonds:
NOTES--11.8%                    $ 1,100,000      8.125% due 8/15/2019(b)...................................    $  1,440,657
                                  7,122,000      6.25% due 8/15/2023.......................................       7,886,504
                                  4,287,000      5.375% due 2/15/2031......................................       4,323,675
                                  4,820,000      7.25% due 8/15/2022.......................................       5,906,004
                                  1,800,000    U.S. Treasury Notes, 2% due 11/30/2004......................       1,803,024
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. TREASURY BONDS & NOTES (COST--$21,202,205)             21,359,864
---------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY INFLATION           2,008,912    U.S. Treasury Inflation Indexed Notes, 3.50% due
INDEXED BONDS--1.2%                              1/15/2011.................................................       2,230,519
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. TREASURY INFLATION INDEXED BONDS
                                               (COST--$2,190,670)                                                 2,230,519
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                               (COST--$190,064,734)--116.3%                                     187,580,183
---------------------------------------------------------------------------------------------------------------------------
                                               NON-U.S. GOVERNMENT & AGENCY OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------------
COLLATERIALIZED MORTGAGE        $38,748,285    CS First Boston Mortgage Securities Corp., Series 2003-CPN1,
OBLIGATIONS+--11.4%                              Class ASP, 1.584% due 3/15/2035(a)(c).....................    $  2,504,344
                                  6,165,819    Countrywide Home Loans, Series 2003-10, Class A6, 1.65% due
                                                 5/25/2033(a)..............................................       6,170,525
                                    961,894    GMAC Mortgage Corporation Loan Trust, Series 2003-GH2, Class
                                                 A1, 1.50% due 7/25/2012(a)................................         962,063
                                  3,857,644    GS Mortgage Securities Corporation II, Series 2003-FL6A,
                                                 Class A1, 1.53% due 11/15/2015(a).........................       3,859,476
                                               Greenwich Capital Commercial Funding Corporation:
                                 43,755,297      Series 2002-C1, Class XP, 2.059% due 1/11/2035(c).........       3,830,015
                                  1,696,058      Series 2003-FL1, Class A, 1.681% due 1/05/2006(a).........       1,696,304
                                  2,400,000    Wachovia Bank Commercial Mortgage Trust, Series 2003-WHL2,
                                                 Class A3, 1.559% due 6/15/2013(a).........................       2,400,476
                                    925,218    Washington Mutual, Series 2002-AR19, Class A8, 4.56% due
                                                 2/25/2033(a)..............................................         925,968
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL NON-U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                                 (COST--$22,558,445)                                             22,349,171
---------------------------------------------------------------------------------------------------------------------------
                                               REPURCHASE AGREEMENTS
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--19.6%      9,526,562    Greenwich Capital Markets, Inc., purchased on 6/23/2004 to yield 1.10% to 7/23/2004, repurchase price $9,535,295,
                                                 collateralized by U.S. Treasury Bond, 6.125% due
                                                 11/15/2027................................................       9,526,562
---------------------------------------------------------------------------------------------------------------------------
                                 26,000,000    Morgan Stanley & Co., Inc., purchased on 6/30/2004 to yield
                                                 1.48% to 7/01/2004, repurchase price $26,001,069,
                                                 collateralized by FHARM 4.279% due 2/01/2034..............      26,000,000
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL REPURCHASE AGREEMENTS (COST--$35,526,562)                   35,526,562
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                               SMALL BUSINESS ADMINISTRATION
---------------------------------------------------------------------------------------------------------------------------
SMALL BUSINESS                    1,799,851    Small Business Administration Participation Certificates,
ADMINISTRATION--0.9%                             Series 2003- 20F, Class 1, 4.07% due 6/01/2023............       1,666,973
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL SMALL BUSINESS ADMINISTRATION (COST--$1,799,851)             1,666,973
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of June 30, 2004 (Continued)
--------------------------------------------------------------------------------

                                 NUMBER OF
                                 CONTRACTS                          OPTIONS PURCHASED                             VALUE
---------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED--0.0%            365    Eurodollar Future, expiring July 2004 at USD98.25, Broker
                                                 Credit Suisse First Boston................................    $      2,281
                                        365    Eurodollar Future, expiring July 2004 at USD98.5, Broker
                                                 Credit Suisse First Boston................................           2,281
                                       15++    London InterBank Offered Rate (LIBOR) Linked Floor, expiring
                                                 April 2005 at USD1.5, Broker J.P. Morgan Chase Bank.......             255
                                       28++    Swaption, expiring August 2004 at USD2.25, Broker Lehman
                                                 Brothers Special Finance(d)...............................           6,300
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL OPTIONS PURCHASED
                                               (PREMIUMS PAID--$101,850)                                             11,117
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS (COST--$250,051,442)--135.9%                   247,134,006
---------------------------------------------------------------------------------------------------------------------------
                                 NUMBER OF
                                 CONTRACTS                           OPTIONS WRITTEN
---------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--0.1%..         10.5++    Consumer Price Index (CPI) Linked Floor, expiring April 2009
                                               at USD1, Broker Morgan Stanley Capital Services Inc. .......         (16,800)
                                        730    Eurodollar Future, expiring July 2004 at USD98.38, Broker
                                                 Credit Suisse First Boston................................          (4,563)
                                      3.5++    Swaption, expiring August 2004 at USD 5.25, Broker Lehman
                                                 Brothers Special Finance(d)...............................         (54,250)
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL OPTIONS WRITTEN
                                               (PREMIUMS RECEIVED--$115,688)                                        (75,613)
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN
                                               (COST--$249,935,754)--135.8%                                     247,058,393
                                               LIABILITIES IN EXCESS OF OTHER ASSETS--(35.8%)                   (65,172,142)
                                                                                                               ------------
                                               NET ASSETS--100.0%                                              $181,886,251
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

(a) Floating rate note.

(b) All or a portion of security held as collateral in connection with open financial futures contracts.

(c) Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.

(d) This European style swaption, which can be exercised only at the expiration date, represents a standby commitment whereby the Portfolio is only obligated to enter into a predetermined interest rate swap contract upon exercise of the swaption.

+ Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

++  One contract represents a notional amount of $1,000,000.

Covered short sales entered into as of June 30, 2004 were as follows:

----------------------------------------------------------------------------------------
FACE AMOUNT                               ISSUE                                 VALUE
----------------------------------------------------------------------------------------
$8,750,000                         U.S. Treasury Bonds                       ($9,588,425)
----------------------------------------------------------------------------------------
TOTAL (PROCEEDS--$9,406,934)                                                 ($9,588,425)
                                                                             ===========

Financial futures contracts sold as of June 30, 2004 were as follows:

-----------------------------------------------------------------------------------------------------
NUMBER OF                                                                                 UNREALIZED
CONTRACTS                       ISSUE                     EXPIRATION DATE  FACE VALUE    DEPRECIATION
-----------------------------------------------------------------------------------------------------
    112       Ten-Year U.S. Treasury Note Futures         September 2004   $12,144,754     $(99,996)
-----------------------------------------------------------------------------------------------------

Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

----------------------------------------------------------------------------------------------
                                                                       NET            DIVIDEND
AFFILIATE                                                            ACTIVITY          INCOME
----------------------------------------------------------------------------------------------
Merrill Lynch Premier Institutional Fund                                 --            $  984
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of June 30, 2004 (Continued)
--------------------------------------------------------------------------------

Swap contracts outstanding as of June 30, 2004 were as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                      NOTIONAL           UNREALIZED APPRECIATION/
                                                                       AMOUNT                  DEPRECIATION
-----------------------------------------------------------------------------------------------------------------
Receive a variable return equal to Lehman Brothers CMBS AAA
Index Total Return and pay a floating rate based on 1-month
USD LIBOR, minus .55%

Broker, Lehman Brothers Special Finance
Expires September 2004                                               $17,000,000                $      --

Receive a variable return equal to Lehman Brothers CMBS
Investment Grade Index Spread Return and pay a floating rate based on 1-month USD LIBOR, minus .65%

Broker, Deutsche Bank AG London
Expires October 2004                                                 $ 4,000,000                       --

Sold credit default protection on Capital One Multi-Asset
Execution Trust Series 2003-C1 and receive .75% interest

Broker, Deutsche Bank AG London
Expires March 2011                                                   $ 1,000,000                   (2,833)

Receive a variable return based on 3-month USD LIBOR, plus
..42% which is capped at a fixed coupon of 8% and callable quarterly beginning September 2004 and pay a floating rate based on 3-month USD LIBOR

Broker, J.P. Morgan Chase Bank
Expires March 2010                                                   $ 5,000,000                     (517)

Receive a variable return equal to Lehman Brothers MBS Fixed
Rate Index Total Return and pay a floating rate based on 1-month USD LIBOR, minus .15%

Broker, Lehman Brothers Special Finance
Expires September 2004                                               $ 5,000,000                       --

Receive a variable return equal to Lehman Brothers MBS Fixed
Rate Index Total Return and pay a floating rate based on 1-month USD LIBOR, minus .16%

Broker, UBS Warburg
Expires August 2004                                                  $14,000,000                       --

Receive a variable return equal to Lehman Brothers MBS Fixed
Rate Index Total Return and pay a floating rate based on 1-month USD LIBOR, minus .17%

Broker, UBS Warburg
Expires November 2004                                                $ 8,200,000                       --

Pay 3.50% on TIPS adjusted principal and receive a fixed rate of 4.17%

Broker, Morgan Stanley Capital Services Inc.
Expires January 2011                                                 $ 2,225,000                  (22,746)

Receive a variable return equal to Lehman Brothers U.S.
Treasury Index Total Return and pay a floating rate based on 1-month USD LIBOR, minus .20%

Broker, Lehman Brothers Special Finance
Expires December 2004                                                $12,000,000                       --

Receive a variable return equal to Lehman Brothers U.S.
Treasury Index Total Return and pay a floating rate based on 1-month USD LIBOR, minus .20%

Broker, Lehman Brothers Special Finance
Expires August 2004                                                  $10,500,000                       --

Receive a variable return equal to 3-month USD LIBOR and pay a fixed rate of 4.83%

Broker, J.P. Morgan Chase Bank
Expires May 2014                                                     $38,200,000                  765,522

Receive a variable return equal to 3-month USD LIBOR and pay a fixed rate of 4.12%

Broker, J.P. Morgan Chase Bank
Expires May 2009                                                     $ 6,850,000                   37,355

Receive a variable return equal to 3-month USD LIBOR and pay a fixed rate of 3.25%

Broker, Lehman Brothers Special Finance
Expires May 2007                                                     $ 3,500,000                   27,262
                                                                                                ---------
                                                                                                $ 804,043
                                                                                                =========
-----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Large Cap Core Strategy Portfolio
Schedule of Investments as of June 30, 2004
--------------------------------------------------------------------------------

                            SHARES                                                                                      PERCENT OF
INDUSTRIES*                  HELD                               COMMON STOCKS                              VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE          88,000      Honeywell International Inc. ..............................    $  3,223,440        1.3%
----------------------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS              42,000      Lear Corporation...........................................       2,477,580        1.0
----------------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES                  63,000      General Motors Corporation.................................       2,935,170        1.1
----------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                49,000      +Genentech, Inc. ..........................................       2,753,800        1.1
                             36,000      +Invitrogen Corporation....................................       2,591,640        1.0
                                                                                                        ------------      -----
                                                                                                           5,345,440        2.1
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS              89,000      +E*TRADE Financial Corp. ..................................         992,350        0.4
                            110,000      J.P. Morgan Chase & Co. ...................................       4,264,700        1.7
                                                                                                        ------------      -----
                                                                                                           5,257,050        2.1
----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS                    27,000      Eastman Chemical Company...................................       1,248,210        0.5
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS             18,000      Bank of America Corporation................................       1,523,160        0.6
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &        39,000      +Career Education Corporation..............................       1,776,840        0.7
SUPPLIES
----------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS &            170,000      +Avaya Inc. ...............................................       2,684,300        1.0
EQUIPMENT                   117,000      +Cisco Systems, Inc. ......................................       2,772,900        1.1
                            227,000      +Corning Incorporated......................................       2,964,620        1.2
                            770,000      +Lucent Technologies Inc. .................................       2,910,600        1.1
                            198,000      Motorola, Inc. ............................................       3,613,500        1.4
                             55,000      QUALCOMM Incorporated......................................       4,013,900        1.6
                            309,000      +Tellabs, Inc. ............................................       2,700,660        1.0
                                                                                                        ------------      -----
                                                                                                          21,660,480        8.4
----------------------------------------------------------------------------------------------------------------------------------
COMPUTERS &                  11,000      International Business Machines Corporation................         969,650        0.4
PERIPHERALS                  20,000      +NCR Corporation...........................................         991,800        0.4
                             84,000      +SanDisk Corporation.......................................       1,821,960        0.7
                             38,000      +Storage Technology Corporation............................       1,102,000        0.4
                                                                                                        ------------      -----
                                                                                                           4,885,410        1.9
----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL       168,000      Citigroup Inc. ............................................       7,812,000        3.0
SERVICES
----------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES          107,000      Edison International.......................................       2,735,990        1.1
                             72,000      TXU Corporation............................................       2,916,720        1.1
                                                                                                        ------------      -----
                                                                                                           5,652,710        2.2
----------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT         75,000      Rockwell Automation, Inc. .................................       2,813,250        1.1
----------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &      137,000      +Vishay Intertechnology, Inc. .............................       2,545,460        1.0
INSTRUMENTS                  29,000      +Waters Corporation........................................       1,385,620        0.5
                                                                                                        ------------      -----
                                                                                                           3,931,080        1.5
----------------------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES               23,000      +Costco Wholesale Corporation..............................         944,610        0.4
RETAILING                    10,000      Wal-Mart Stores, Inc. .....................................         527,600        0.2
                                                                                                        ------------      -----
                                                                                                           1,472,210        0.6
----------------------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS               166,000      Archer-Daniels-Midland Company.............................       2,785,480        1.1
                            132,000      Tyson Foods, Inc. (Class A)................................       2,765,400        1.1
                                                                                                        ------------      -----
                                                                                                           5,550,880        2.2
----------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT        40,000      Bausch & Lomb Incorporated.................................       2,602,800        1.0
& SUPPLIES                   46,000      Becton, Dickinson and Company..............................       2,382,800        0.9
                             46,000      C.R. Bard, Inc. ...........................................       2,605,900        1.0
                             34,000      +Zimmer Holdings, Inc. ....................................       2,998,800        1.2
                                                                                                        ------------      -----
                                                                                                          10,590,300        4.1
----------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS        32,000      +Anthem, Inc. .............................................       2,865,920        1.1
& SERVICES                   41,000      CIGNA Corporation..........................................       2,821,210        1.1
                             76,500      +DaVita, Inc. .............................................       2,358,495        0.9
                             94,000      +Humana Inc. ..............................................       1,588,600        0.6

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Large Cap Core Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Continued)
--------------------------------------------------------------------------------

                            SHARES                                                                                      PERCENT OF
INDUSTRIES*                  HELD                               COMMON STOCKS                              VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS        25,000      Omnicare, Inc. ............................................    $  1,070,250        0.4%
& SERVICES                   73,000      +PacifiCare Health Systems, Inc. ..........................       2,822,180        1.1
(CONCLUDED)                                                                                             ------------      -----
                                                                                                          13,526,655        5.2
----------------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &        97,500      Applebee's International, Inc. ............................       2,244,450        0.9
LEISURE                      65,000      International Game Technology..............................       2,509,000        1.0
                            122,000      McDonald's Corporation.....................................       3,172,000        1.2
                                                                                                        ------------      -----
                                                                                                           7,925,450        3.1
----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES           89,000      D.R. Horton, Inc. .........................................       2,527,600        1.0
                             36,000      Fortune Brands, Inc. ......................................       2,715,480        1.1
                             37,000      KB HOME....................................................       2,539,310        1.0
                             38,000      Lennar Corporation (Class A)...............................       1,699,360        0.7
                             50,000      Pulte Corporation..........................................       2,601,500        1.0
                             29,000      The Ryland Group, Inc. ....................................       2,267,800        0.9
                             28,000      +Toll Brothers, Inc. ......................................       1,184,960        0.5
                                                                                                        ------------      -----
                                                                                                          15,536,010        6.2
----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS....       14,000      The Procter & Gamble Company...............................         762,160        0.3
----------------------------------------------------------------------------------------------------------------------------------
IT SERVICES                 103,000      +Cognizant Technology Solutions Corporation................       2,617,230        1.0
                             60,000      +Computer Sciences Corporation.............................       2,785,800        1.1
                                                                                                        ------------      -----
                                                                                                           5,403,030        2.1
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                  160,000      General Electric Company...................................       5,184,000        2.0
CONGLOMERATES                45,000      Textron, Inc. .............................................       2,670,750        1.0
                                                                                                        ------------      -----
                                                                                                           7,854,750        3.0
----------------------------------------------------------------------------------------------------------------------------------
INSURANCE                    33,000      The Allstate Corporation...................................       1,536,150        0.6
                             20,000      American International Group, Inc. ........................       1,425,600        0.6
                             50,000      Aon Corporation............................................       1,423,500        0.5
                             45,000      The Hartford Financial Services Group, Inc. ...............       3,093,300        1.2
                             60,000      Lincoln National Corporation...............................       2,835,000        1.1
                             44,000      MBIA, Inc. ................................................       2,513,280        1.0
                              8,000      SAFECO Corporation.........................................         352,000        0.1
                                                                                                        ------------      -----
                                                                                                          13,178,830        5.1
----------------------------------------------------------------------------------------------------------------------------------
MACHINERY                    45,000      Cummins Inc. ..............................................       2,812,500        1.1
----------------------------------------------------------------------------------------------------------------------------------
METALS & MINING               5,000      Nucor Corporation..........................................         383,800        0.1
                             35,000      Phelps Dodge Corporation...................................       2,712,850        1.1
                                                                                                        ------------      -----
                                                                                                           3,096,650        1.2
----------------------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES &           597,000      +Dynegy Inc. (Class A).....................................       2,543,220        1.0
UNREGULATED POWER
----------------------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL             73,000      J.C. Penney Company, Inc. .................................       2,756,480        1.1
                             96,000      The May Department Stores Company..........................       2,639,040        1.0
                             64,000      Nordstrom, Inc. ...........................................       2,727,040        1.1
                                                                                                        ------------      -----
                                                                                                           8,122,560        3.2
----------------------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS          198,000      +Xerox Corporation.........................................       2,871,000        1.1
----------------------------------------------------------------------------------------------------------------------------------
OIL & GAS                    37,000      Amerada Hess Corporation...................................       2,930,030        1.1
                             52,000      Anadarko Petroleum Corporation.............................       3,047,200        1.2
                             47,000      ChevronTexaco Corporation..................................       4,423,170        1.7
                             49,000      ConocoPhillips.............................................       3,738,210        1.5
                             99,000      Exxon Mobil Corporation....................................       4,396,590        1.7
                             52,000      Kerr-McGee Corporation.....................................       2,796,040        1.1
                             42,000      Sunoco, Inc. ..............................................       2,672,040        1.0
                             38,000      Valero Energy Corporation..................................       2,802,880        1.1
                                                                                                        ------------      -----
                                                                                                          26,806,160       10.4
----------------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST               81,000      Georgia-Pacific Corporation................................       2,995,380        1.2
PRODUCTS
----------------------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS            13,000      The Gillette Company.......................................         551,200        0.2
----------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS              24,000      Johnson & Johnson..........................................       1,336,800        0.5
                            120,000      Pfizer, Inc. ..............................................       4,113,600        1.6
                                                                                                        ------------      -----
                                                                                                           5,450,400        2.1
----------------------------------------------------------------------------------------------------------------------------------
ROAD & RAIL                 115,000      Norfolk Southern Corporation...............................       3,049,800        1.2
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Large Cap Core Strategy Portfolio
Schedule of Investments as of June 30, 2004 (Concluded)
--------------------------------------------------------------------------------

                            SHARES                                                                                      PERCENT OF
INDUSTRIES*                  HELD                               COMMON STOCKS                              VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &            183,000      +Advanced Micro Devices, Inc. .............................    $  2,909,700        1.1%
SEMICONDUCTOR               472,000      +Atmel Corporation.........................................       2,794,240        1.1
EQUIPMENT                   124,000      +Cypress Semiconductor Corporation.........................       1,759,560        0.7
                            130,000      +Fairchild Semiconductor Corporation.......................       2,128,100        0.8
                             63,000      Intel Corporation..........................................       1,738,800        0.7
                             51,000      +Silicon Laboratories Inc. ................................       2,363,850        0.9
                             34,000      Texas Instruments Incorporated.............................         822,120        0.3
                                                                                                        ------------      -----
                                                                                                          14,516,370        5.6
----------------------------------------------------------------------------------------------------------------------------------
SOFTWARE                     69,000      Autodesk, Inc. ............................................       2,953,890        1.1
                            119,000      +Microsoft Corporation.....................................       3,398,640        1.3
                            206,000      +Novell, Inc. .............................................       1,728,340        0.7
                                                                                                        ------------      -----
                                                                                                           8,080,870        3.1
----------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL             67,000      Abercrombie & Fitch Co. (Class A)..........................       2,596,250        1.0
                             43,000      +AnnTaylor Stores Corporation..............................       1,246,140        0.5
                             58,000      +Chico's FAS, Inc. ........................................       2,619,280        1.0
                            102,000      Foot Locker, Inc. .........................................       2,482,680        1.0
                            118,000      The Gap, Inc. .............................................       2,861,500        1.1
                             86,000      The Home Depot, Inc. ......................................       3,027,200        1.2
                              2,000      +Staples, Inc. ............................................          58,620        0.0
                             21,000      The TJX Companies, Inc. ...................................         506,940        0.2
                              7,000      +Urban Outfitters, Inc. ...................................         426,370        0.2
                                                                                                        ------------      -----
                                                                                                          15,824,980        6.2
----------------------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL &          59,000      +Coach, Inc. ..............................................       2,666,210        1.0
LUXURY GOODS
----------------------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE           19,500      Countrywide Financial Corporation..........................       1,369,875        0.5
FINANCE
----------------------------------------------------------------------------------------------------------------------------------
WIRELESS                    118,000      +Nextel Communications, Inc. (Class A).....................       3,145,880        1.2
TELECOMMUNICATION
SERVICES
----------------------------------------------------------------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS (COST--$225,909,295)                        256,245,150       99.7
----------------------------------------------------------------------------------------------------------------------------------

                     BENEFICIAL
                      INTEREST                         SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------------
                     $   479,732    Merrill Lynch Liquidity Series, LLC Cash Sweep Series I(a)..         479,732        0.2
                      25,456,550    Merrill Lynch Liquidity Series, LLC Money Market
                                    Series(a)(b)................................................      25,456,550        9.9
------------------------------------------------------------------------------------------------------------------------------
                                    TOTAL SHORT TERM SECURITIES (COST--$25,936,282)                   25,936,282       10.1
------------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS (COST--$251,845,577)                           282,181,432      109.8
                                    LIABILITIES IN EXCESS OF OTHER ASSETS                            (25,239,144)      (9.8)
                                                                                                    ------------      -----
                                    NET ASSETS                                                      $256,942,288      100.0%
                                                                                                    ============      =====
------------------------------------------------------------------------------------------------------------------------------

+   Non-income producing security.

* For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(a) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

----------------------------------------------------------------------------------------------------
                                                                      NET          INTEREST/DIVIDEND
AFFILIATE                                                          ACTIVITY             INCOME
----------------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I           $   479,732           $  176
Merrill Lynch Liquidity Series, LLC Money Market Series           $18,039,138           $6,402
Merrill Lynch Liquidity Premier Institutional Fund                 (2,472,470)          $1,757
----------------------------------------------------------------------------------------------------

(b) Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of June 30, 2004
--------------------------------------------------------------------------------

                                   FACE                                                       INTEREST     MATURITY
                                  AMOUNT                          ISSUE                        RATE*         DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--       $ 7,000,000    Canadian Imperial Bank of Commerce, NY+....    1.289%       7/15/2005    $  7,000,000
YANKEE--1.9%
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CERTIFICATES OF DEPOSIT--YANKEE
                                               (COST--$7,000,000)                                                          7,000,000
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--50.5%           3,191,000    ANZ, Inc. .................................     1.06        7/06/2004       3,190,530
                                  2,538,000    CC (USA) Inc. (Centauri)...................     1.23        8/16/2004       2,533,784
                                  5,045,000    CRC Funding, LLC...........................     1.20        8/05/2004       5,039,114
                                  3,884,000    Ciesco, LLC................................     1.12        7/15/2004       3,882,308
                                  2,737,000    Clipper Receivables Company, LLC...........     1.07        7/07/2004       2,736,512
                                 10,000,000    Clipper Receivables Company, LLC...........     1.102       7/12/2004       9,996,639
                                    876,000    Compass Securitization LLC.................     1.08        7/15/2004         875,621
                                  2,054,000    Edison Asset Securitization, LLC...........     1.07        7/07/2004       2,053,630
                                  6,000,000    Edison Asset Securitization, LLC...........     1.34        9/07/2004       5,983,626
                                  9,291,000    Edison Asset Securitization, LLC...........     1.50       11/01/2004       9,239,286
                                  5,112,000    Falcon Asset Securitization................     1.111       7/08/2004       5,110,897
                                 10,000,000    Greyhawk Funding, LLC......................     1.25        8/09/2004       9,986,567
                                  4,500,000    General Electric Capital Corp. ............     1.30        9/02/2004       4,488,777
                                 18,405,000    Grampian Funding Limited...................     1.23        8/17/2004      18,373,522
                                    688,000    HBOS Treasury Services PLC.................     1.08        7/19/2004         687,618
                                  7,800,000    HBOS Treasury Services PLC.................     1.09        8/02/2004       7,791,957
                                  2,000,000    Morgan Stanley+............................     1.58       10/28/2004       2,000,000
                                 10,000,000    National Australia Funding (Delaware) Inc..     1.24        7/26/2004       9,991,389
                                 15,000,000    Newport Funding Corp. .....................     1.08        7/13/2004      14,994,500
                                  4,533,000    Nordea North America, Inc. ................     1.09        7/19/2004       4,530,484
                                 12,071,000    Old Line Funding, LLC......................     1.09        7/06/2004      12,069,189
                                  5,000,000    PB Finance (Delaware), Inc. ...............     1.10        7/12/2004       4,998,365
                                  3,500,000    PB Finance (Delaware), Inc. ...............     1.25        8/24/2004       3,492,755
                                 17,000,000    Sheffield Receivables Corp.................     1.18        7/09/2004      16,995,542
                                  5,000,000    Southern Company Funding Corp..............     1.28        8/09/2004       4,993,067
                                  3,600,000    UBS Finance (Delaware) Inc. ...............     1.07        7/06/2004       3,599,470
                                 11,006,000    Windmill Funding Corp......................     1.24        8/25/2004      10,982,459
                                 10,000,000    White Pine Finance Corporation.............     1.19        8/09/2004       9,986,783
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMERCIAL PAPER (COST--$190,616,155)                               190,604,391
------------------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--8.6%          3,000,000    General Electric Capital Corp.+ ...........     1.16       10/01/2004       3,000,000
                                  9,000,000    Jackson National Life Insurance Company+...     1.19        5/02/2005       9,000,000
                                  5,000,000    Monumental Life Insurance Company+.........     1.255       5/16/2005       5,000,000
                                 10,500,000    Monumental Life Insurance Company+.........     1.27        5/23/2005      10,500,000
                                  5,000,000    New York Life Insurance Company+...........     1.42        5/27/2005       5,000,000
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FUNDING AGREEMENTS
                                               (COST--$32,500,000)                                                        32,500,000
------------------------------------------------------------------------------------------------------------------------------------
MEDIUM-TERM                       7,000,000    General Electric Capital Corp.+ ...........     1.359       7/15/2005       7,000,000
NOTES--9.8%                       2,000,000    Household Finance Corporation+.............     1.26        8/18/2004       1,999,479
                                  1,750,000    Metropolitan Life Insurance Company+.......     1.249       7/15/2005       1,750,000
                                  1,500,000    Morgan Stanley+............................     1.131       7/01/2005       1,500,000
                                  7,500,000    Morgan Stanley+ ...........................     1.359       7/15/2005       7,500,000
                                  1,550,000    Morgan Stanley+ ...........................     1.33        7/27/2005       1,550,000
                                  2,000,000    Northern Rock PLC+.........................     1.41        7/08/2005       2,000,000
                                  7,000,000    Sigma Finance Corporation+.................     1.07        9/22/2004       6,999,839
                                  6,500,000    Sigma Finance Corporation+.................     1.065       5/05/2005       6,499,175
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL MEDIUM-TERM NOTES (COST--$36,798,937)                                36,798,493
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT, AGENCY &         3,400,000    Federal Farm Credit Bank+..................     1.02        2/28/2005       3,399,775
INSTRUMENTALITY                   5,000,000    Federal Farm Credit Bank+..................     1.20        2/21/2006       4,998,358
OBLIGATIONS--                     2,900,000    Federal Home Loan Bank+....................     1.01        8/19/2004       2,899,922
NON-DISCOUNT--25.3%               9,750,000    Federal Home Loan Bank+....................     1.511       3/30/2005       9,749,327
                                  3,700,000    Federal Home Loan Banks....................     2.00       11/15/2004       3,708,092
                                  1,500,000    Federal Home Loan Banks....................     1.875       2/15/2005       1,500,404
                                  1,500,000    Federal Home Loan Banks....................     4.375       2/15/2005       1,523,483
                                 10,025,000    Federal Home Loan Banks....................     1.625       4/15/2005       9,994,885
                                  1,600,000    Federal Home Loan Banks....................     1.42        6/30/2005       1,586,000
                                  2,500,000    Federal Home Loan Banks....................     1.75        8/15/2005       2,483,593
                                  5,000,000    Federal Home Loan Banks....................     1.50        8/26/2005       4,950,000
                                  1,650,000    Federal Home Loan Mortgage Corporation.....     3.875       2/15/2005       1,670,752

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of June 30, 2004 (Concluded)
--------------------------------------------------------------------------------

                                   FACE                                                       INTEREST     MATURITY
                                  AMOUNT                          ISSUE                        RATE*         DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT, AGENCY &       $ 2,000,000    Federal Home Loan Mortgage Corporation.....     4.25%       6/15/2005    $  2,038,540
INSTRUMENTALITY                   1,000,000    Federal Home Loan Mortgage Corporation.....     2.29       10/28/2005         996,896
  OBLIGATIONS--                   1,000,000    Federal Home Loan Mortgage Corporation.....     2.41       11/04/2005         998,287
NON-DISCOUNT (CONCLUDED)         10,000,000    Federal National Mortgage Association+.....     1.00       10/28/2004       9,999,022
                                  9,750,000    Federal National Mortgage Association+.....     1.04        1/18/2005       9,747,251
                                  9,800,000    Federal National Mortgage Association+.....     1.471       3/16/2005       9,799,324
                                  4,000,000    Federal National Mortgage Association......     1.61        5/13/2005       3,982,500
                                  2,000,000    Federal National Mortgage Association......     1.75        5/23/2005       1,993,124
                                    500,000    Federal National Mortgage Association+.....     7.00        7/15/2005         524,075
                                  3,950,000    Federal National Mortgage Association......     1.875       9/15/2005       3,924,605
                                  2,000,000    Student Loan Marketing Association.........     3.375       7/15/2004       2,001,606
                                    900,000    U.S. Treasury Notes........................     2.125       8/31/2004         901,301
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. GOVERNMENT, AGENCY &
                                               INSTRUMENTALITY OBLIGATIONS--NON-DISCOUNT
                                               (COST--$95,515,956)                                                        95,371,122
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--3.8%      14,360,000    UBS Warburg Corp. LLC, purchased on
                                                 6/30/2004 to yield 1.45% to 7/01/2004,
                                                 repurchase price of $14,360,578,
                                                 collateralized by Resolution Funding
                                                 STRIP, 0% due 10/15/2006 to 1/15/2030 and
                                                 RFCSP STRIP Principal, 8.625% due
                                                 1/15/2030................................                                14,360,000
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL REPURCHASE AGREEMENTS
                                               (COST--$14,360,000)                                                        14,360,000
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$376,791,048)--99.9%                                               376,634,006
                                               OTHER ASSETS LESS LIABILITIES--0.1%                                           453,864
                                                                                                                        ------------
                                               NET ASSETS--100.0%                                                       $377,087,870
                                                                                                                        ============
------------------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain U.S. Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio. Other securities bear interest at the rates shown payable at fixed rates or upon maturity. Interest rates on variable securities are adjusted periodically based upon appropriate indexes. The interest rates shown are the rates in effect at June 30, 2004.

+ Variable rate notes.

See Notes to Financial Statements.

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

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Assets and Liabilities as of June 30, 2004
--------------------------------------------------------------------------------

                                                                   BALANCED
                                                                   CAPITAL         CORE BOND
                                                                   STRATEGY         STRATEGY
                                                                  PORTFOLIO        PORTFOLIO
----------------------------------------------------------------------------------------------
ASSETS:
Investments in unaffiliated securities, at value*+++........    $  837,556,902    $153,852,646
Investments in affiliated securities, at value+++++++.......       136,306,126              --
Options purchased, at value+++++............................            21,071           9,383
Unrealized appreciation on swaps--net.......................             2,404           8,757
Unrealized appreciation on forward foreign exchange
  contracts.................................................            48,588          21,005
Cash........................................................            81,190           6,108
Foreign cash++++............................................                --          29,058
Receivable for securities sold..............................           223,243              --
Interest receivable++++++...................................         2,421,608       1,111,445
Dividends receivable........................................           552,678           2,973
Receivable for capital shares sold..........................                --              --
Receivable for variation margin.............................                --              --
Receivable for paydowns.....................................                --              --
Receivable for securities lending--net......................             1,471              --
Receivable for forward foreign exchange contracts...........                --              --
Receivable for swaps........................................                --              --
Receivable for options written..............................                --              --
Prepaid expenses and other assets...........................           443,943         170,440
                                                                --------------    ------------
  Total assets..............................................       977,659,224     155,211,815
                                                                --------------    ------------
LIABILITIES:
U.S. Treasury Bonds sold short, at market value
  (proceeds--$9,406,934)....................................                --              --
Collateral on securities loaned, at value...................        16,376,150              --
Unrealized depreciation on swaps--net.......................               761           2,340
Reverse repurchase agreements...............................                --              --
Options written, at value++.................................            49,209          22,009
Payable for interest on loans...............................                --              --
Unrealized depreciation on forward foreign exchange
  contracts.................................................                --              --
Payable for securities purchased............................        37,554,443      18,878,406
Payable for custodian bank..................................                --              --
Payable for capital shares redeemed.........................           320,498         161,175
Payable for variation margin................................            18,023          43,049
Payable for swaps...........................................            44,145          20,002
Payable to investment adviser...............................            42,088           6,236
Payable for other affiliates................................             5,651           2,261
Deferred foreign capital gain tax...........................                --              --
Accrued expenses and other liabilities......................            49,169          18,599
                                                                --------------    ------------
  Total liabilities.........................................        54,460,137      19,154,077
                                                                --------------    ------------
NET ASSETS..................................................    $  923,199,087    $136,057,738
                                                                ==============    ============
NET ASSETS CONSIST OF:
Common Stock, $.10 par value+...............................    $    6,859,947    $  1,167,493
Paid-in capital in excess of par............................     1,005,020,634     133,763,335
                                                                --------------    ------------
Undistributed investment income--net........................         7,684,384         375,922
Undistributed (accumulated) realized capital gains (losses)
  on investments and foreign currency transactions--net.....      (141,855,155)        345,736
Unrealized appreciation (depreciation) on investments and
  foreign currency transactions--net........................        45,489,277         405,252
                                                                --------------    ------------
Total accumulated earnings (losses)--net....................       (88,681,494)      1,126,910
                                                                --------------    ------------
NET ASSETS..................................................    $  923,199,087    $136,057,738
                                                                ==============    ============
Capital shares outstanding..................................        68,599,466      11,674,925
                                                                ==============    ============
Net asset value, offering and redemption price per share....    $        13.46    $      11.65
                                                                ==============    ============
*Identified cost for unaffiliated securities................    $  792,036,653    $153,375,419
                                                                ==============    ============
+Authorized shares..........................................       300,000,000     100,000,000
                                                                ==============    ============
++Premiums received.........................................    $      124,301    $     55,251
                                                                ==============    ============
+++Securities loaned........................................    $   15,768,265              --
                                                                ==============    ============
++++Cost....................................................                --    $     29,223
                                                                ==============    ============
+++++Premiums paid..........................................    $      179,102    $     79,152
                                                                ==============    ============
++++++Interest from affiliates..............................    $        3,703              --
                                                                ==============    ============
+++++++Identified cost for affiliated securities............    $  136,306,126              --
                                                                ==============    ============

See Notes to Financial Statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     FUNDAMENTAL       GLOBAL                     INTERMEDIATE
       GROWTH        ALLOCATION                    GOVERNMENT      LARGE CAP         MONEY
      STRATEGY        STRATEGY      HIGH YIELD        BOND       CORE STRATEGY      RESERVE
      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------
    $ 288,304,290   $174,676,397   $ 77,835,315   $247,122,889   $256,245,150    $  376,634,006
       25,571,413     42,762,328      4,979,189             --     25,936,282                --
               --             --             --         11,117             --                --
               --             --             --        829,622             --                --
               --             --             --             --             --                --
               --        544,536         32,531      2,228,698             --                --
               --      2,069,263             --             --             --                --
        2,829,322        816,638        487,279      9,406,934     11,011,840                --
            8,152        882,513      1,421,217        938,778            161           397,872
          261,651        219,672             --             --        156,305                --
            2,016          8,927        200,294             --        112,871           331,366
               --          6,410             --             --             --                --
               --             --             --          5,273             --                --
              897             --             --             --          1,151                --
               --             --             --             --             --                --
               --             --             --        137,043             --                --
               --          5,180             --             --             --                --
            2,069         25,794         50,173          1,647          1,495             3,136
    -------------   ------------   ------------   ------------   ------------    --------------
      316,979,810    222,017,658     85,005,998    260,682,001    293,465,255       377,366,380
    -------------   ------------   ------------   ------------   ------------    --------------
               --             --             --      9,588,425             --                --
       18,926,600        130,000             --             --     25,456,550                --
               --             --             --         25,579             --                --
               --             --             --      9,722,700             --                --
               --        471,335             --         75,613             --                --
               --             --             --          2,196             --                --
               --         38,880             --             --             --                --
               --      4,363,342      1,670,280     58,977,438     10,982,621                --
               --             --             --             --             --            14,690
            3,029        133,826          5,724        280,763         65,542           238,070
               --             --             --         80,500             --                --
               --             --             --             --             --                --
           13,565          9,903          3,806          8,327         11,703            10,377
            4,033          3,045          1,875          2,848          3,475            10,368
               --             52             --             --             --                --
            7,781         32,482          4,112         31,361          3,076             5,005
    -------------   ------------   ------------   ------------   ------------    --------------
       18,955,008      5,182,865      1,685,797     78,795,750     36,522,967           278,510
    -------------   ------------   ------------   ------------   ------------    --------------
    $ 298,024,802   $216,834,793   $ 83,320,201   $181,886,251   $256,942,288    $  377,087,870
    =============   ============   ============   ============   ============    ==============
    $   1,449,832   $  1,512,992   $  1,436,640   $  1,618,050   $  1,332,372    $   37,724,491
      426,214,654    205,535,667    121,264,872    181,072,272    269,127,970       339,520,421
    -------------   ------------   ------------   ------------   ------------    --------------
          543,283        931,472        455,652         53,903        854,038                --
     (161,974,424)   (15,131,577)   (38,488,146)     1,496,443    (44,707,947)               --
       31,791,457     23,986,239     (1,348,817)    (2,354,417)    30,335,855          (157,042)
    -------------   ------------   ------------   ------------   ------------    --------------
     (129,639,684)     9,786,134    (39,381,311)      (804,071)   (13,518,054)         (157,042)
    -------------   ------------   ------------   ------------   ------------    --------------
    $ 298,024,802   $216,834,793   $ 83,320,201   $181,886,251   $256,942,288    $  377,087,870
    =============   ============   ============   ============   ============    ==============
       14,498,319     15,129,918     14,366,404     16,180,500     13,323,717       377,244,912
    =============   ============   ============   ============   ============    ==============
    $       20.56   $      14.33   $       5.80   $      11.24   $      19.28    $         1.00
    =============   ============   ============   ============   ============    ==============
    $ 256,512,672   $150,702,232   $ 79,184,132   $249,949,592   $225,909,295    $  376,791,048
    =============   ============   ============   ============   ============    ==============
      100,000,000    100,000,000    100,000,000    100,000,000    100,000,000     2,000,000,000
    =============   ============   ============   ============   ============    ==============
               --   $    323,040             --   $    115,688             --                --
    =============   ============   ============   ============   ============    ==============
    $  18,670,110   $    118,170             --             --   $ 24,572,300                --
    =============   ============   ============   ============   ============    ==============
               --   $  2,063,810             --             --             --                --
    =============   ============   ============   ============   ============    ==============
               --             --             --   $    101,850             --                --
    =============   ============   ============   ============   ============    ==============
    $       8,152   $      1,316   $        158             --   $        161                --
    =============   ============   ============   ============   ============    ==============
    $  25,571,413   $ 42,762,328   $  4,979,189             --   $ 25,936,282                --
    =============   ============   ============   ============   ============    ==============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Operations for the Six Months Ended June 30, 2004
--------------------------------------------------------------------------------

                                                                  BALANCED         CORE
                                                                  CAPITAL          BOND
                                                                  STRATEGY       STRATEGY
                                                                 PORTFOLIO       PORTFOLIO
-------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest**..................................................    $  5,083,413    $ 2,419,190
Dividends*..................................................       4,667,114          4,969
Securities lending--net.....................................          11,486            150
Other income................................................              --             --
                                                                ------------    -----------
  Total income..............................................       9,762,013      2,424,309
                                                                ------------    -----------
EXPENSES:
Investment advisory fees....................................       1,569,478        229,840
Accounting services.........................................         151,505         23,619
Professional fees...........................................          24,619         13,678
Custodian fees..............................................          34,700         15,094
Printing and shareholder reports............................          26,317          4,027
Directors' fees and expenses................................          19,701          3,013
Pricing services............................................          16,939         15,116
Transfer agent fees.........................................           2,513          2,461
Interest expense............................................              --             --
Other.......................................................          20,166         11,123
                                                                ------------    -----------
Total expenses before waiver................................       1,865,938        317,971
Waiver of expenses..........................................              --             --
                                                                ------------    -----------
Total expenses after waiver.................................       1,865,938        317,971
                                                                ------------    -----------
Investment income--net......................................       7,896,075      2,106,338
                                                                ------------    -----------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) on investments--net....................      19,368,360        234,738
Realized gain (loss) on foreign currency
  transactions--net.........................................         (51,209)       (26,115)
Change in unrealized appreciation/depreciation on
  investments--net..........................................      (3,934,825)    (2,176,759)
Change in unrealized appreciation/depreciation on foreign
  currency transactions--net................................          92,257         49,247
                                                                ------------    -----------
Total realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................      15,474,583     (1,918,889)
                                                                ------------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $ 23,370,658    $   187,449
                                                                ============    ===========
*Net of foreign withholding tax.............................    $     98,286             --
                                                                ============    ===========
**Interest from affiliates..................................    $    746,719             --
                                                                ============    ===========
***Net of $52 deferred foreign capital gain tax.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    FUNDAMENTAL      GLOBAL                    INTERMEDIATE
       GROWTH      ALLOCATION       HIGH        GOVERNMENT      LARGE CAP        MONEY
      STRATEGY      STRATEGY        YIELD          BOND       CORE STRATEGY     RESERVE
     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------
    $     55,310   $ 1,542,277   $ 3,692,509   $ 3,101,313     $       176    $ 2,275,999
       1,090,917     1,246,145        45,577            --       1,393,290             --
          19,983           955            --           984           8,159             --
              --            --        27,184            --              --             --
    ------------   -----------   -----------   -----------     -----------    -----------
       1,166,210     2,789,377     3,765,270     3,102,297       1,401,625      2,275,999
    ------------   -----------   -----------   -----------     -----------    -----------
         504,773       357,473       159,578       320,750         428,721        641,260
          47,983        33,000        17,706        32,495          41,156         61,595
          12,924        15,429        17,070        12,507          12,705         15,351
          15,651        59,971         7,283        15,608          15,497         11,209
           8,329         6,038         2,764         5,860           7,318         11,608
           6,515         4,266         2,180         4,472           5,569          8,678
           1,889         9,480        11,528         6,943             657          1,052
           2,493         2,609         2,460         2,489           2,522          2,511
              --            --            --        30,861              --             --
           9,862         7,448         5,507        11,115           7,266          9,115
    ------------   -----------   -----------   -----------     -----------    -----------
         610,419       495,714       226,076       443,100         521,411        762,379
              --        (1,501)         (270)           --              --             --
    ------------   -----------   -----------   -----------     -----------    -----------
         610,419       494,213       225,806       443,100         521,411        762,379
    ------------   -----------   -----------   -----------     -----------    -----------
         555,791     2,295,164     3,539,464     2,659,197         880,214      1,513,620
    ------------   -----------   -----------   -----------     -----------    -----------
      22,744,292     7,131,482     1,915,684     1,270,443      23,344,268            (40)
             157     2,281,717            --           (13)             --             --
     (13,957,992)   (4,687,288)   (3,038,238)   (3,046,429)    (10,946,718)      (265,522)
            (152)       87,667***          --          355              --             --
    ------------   -----------   -----------   -----------     -----------    -----------
       8,786,305     4,813,578    (1,122,554)   (1,775,644)     12,397,550       (265,562)
    ------------   -----------   -----------   -----------     -----------    -----------
    $  9,342,096   $ 7,108,742   $ 2,416,910   $   883,553     $13,277,764    $ 1,248,058
    ============   ===========   ===========   ===========     ===========    ===========
    $     21,547   $    95,847            --            --              --             --
    ============   ===========   ===========   ===========     ===========    ===========
    $     55,310   $   236,395   $    29,908            --     $       176             --
    ============   ===========   ===========   ===========     ===========    ===========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                      BALANCED CAPITAL                       CORE BOND
                                                                     STRATEGY PORTFOLIO                  STRATEGY PORTFOLIO
                                                               ------------------------------      ------------------------------
                                                                 FOR THE           FOR THE           FOR THE           FOR THE
                                                                SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                                                  ENDED             ENDED             ENDED             ENDED
                                                                 JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                 2004              2003              2004              2003
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net...................................      $  7,896,075      $20,091,559       $  2,106,338      $  5,240,969
Realized gain (loss) on investments and foreign currency
  transactions--net......................................        19,317,151      (22,286,385)           208,623         4,454,723
Change in unrealized appreciation/depreciation on
  investments--net.......................................        (3,934,825)     176,672,607         (2,176,759)       (2,561,058)
Change in unrealized appreciation/depreciation on foreign
  currency transactions--net.............................            92,257          (68,648)            49,247           (28,253)
                                                               ------------      ------------      ------------      ------------
Net increase in net assets resulting from operations.....        23,370,658      174,409,133            187,449         7,106,381
                                                               ------------      ------------      ------------      ------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net...................................                --      (21,275,068)        (2,636,280)       (5,527,626)
Realized gain on investments--net........................                --               --                 --        (1,733,302)
                                                               ------------      ------------      ------------      ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders..........................                --      (21,275,068)        (2,636,280)       (7,260,928)
                                                               ------------      ------------      ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from
  capital share transactions.............................       (62,690,883)     (71,372,317)         1,808,080        (8,647,005)
                                                               ------------      ------------      ------------      ------------
NET ASSETS:
Total increase (decrease) in net assets..................       (39,320,225)      81,761,748           (640,751)       (8,801,552)
Beginning of period......................................       962,519,312      880,757,564        136,698,489       145,500,041
                                                               ------------      ------------      ------------      ------------
End of period*...........................................      $923,199,087      $962,519,312      $136,057,738      $136,698,489
                                                               ============      ============      ============      ============
* Undistributed (accumulated distributions in excess of)
  investment income--net.................................      $  7,684,384      $  (211,691)      $    375,922      $    905,864
                                                               ============      ============      ============      ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                     FUNDAMENTAL GROWTH                  GLOBAL ALLOCATION
                                                                     STRATEGY PORTFOLIO                  STRATEGY PORTFOLIO
                                                               ------------------------------      ------------------------------
                                                                 FOR THE           FOR THE           FOR THE           FOR THE
                                                                SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                                                  ENDED             ENDED             ENDED             ENDED
                                                                 JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                 2004              2003              2004              2003
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net                                         $    555,791      $ 1,243,868       $  2,295,164      $  3,822,928
Realized gain (loss) on investments and foreign currency
  transactions--net......................................        22,744,449      (30,062,687)         9,413,199         3,817,798
Change in unrealized appreciation/depreciation on
  investments--net.......................................       (13,957,992)      99,908,908         (4,687,288)       41,765,833
Change in unrealized appreciation/depreciation on foreign
  currency transactions--net.............................              (152)              (9)            87,667           (73,191)
                                                               ------------      ------------      ------------      ------------
Net increase in net assets resulting from operations.....         9,342,096       71,090,080          7,108,742        49,333,368
                                                               ------------      ------------      ------------      ------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net...................................                --       (1,230,011)                --        (5,972,495)
                                                               ------------      ------------      ------------      ------------
Net decrease in net assets resulting from dividends to
  shareholders...........................................                --       (1,230,011)                --        (5,972,495)
                                                               ------------      ------------      ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from
  capital share transactions.............................       (19,562,339)     (24,671,141)         2,787,526        25,700,301
                                                               ------------      ------------      ------------      ------------
NET ASSETS:
Total increase (decrease) in net assets..................       (10,220,243)      45,188,928          9,896,268        69,061,174
Beginning of period......................................       308,245,045      263,056,117        206,938,525       137,877,351
                                                               ------------      ------------      ------------      ------------
End of period*...........................................      $298,024,802      $308,245,045      $216,834,793      $206,938,525
                                                               ============      ============      ============      ============
* Undistributed (accumulated distributions in excess of)
  investment income--net.................................      $    543,283      $   (12,508)      $    931,472      $ (1,363,692)
                                                               ============      ============      ============      ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                           HIGH YIELD                 INTERMEDIATE GOVERNMENT
                                                                            PORTFOLIO                      BOND PORTFOLIO
                                                                 -------------------------------    ----------------------------
                                                                     FOR THE          FOR THE         FOR THE         FOR THE
                                                                   SIX MONTHS           YEAR         SIX MONTHS         YEAR
                                                                      ENDED            ENDED           ENDED           ENDED
                                                                    JUNE 30,        DECEMBER 31,      JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                    2004              2003            2004            2003
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net                                           $     3,539,464    $ 7,233,253     $  2,659,197    $  7,601,343
Realized gain (loss) on investments and foreign currency
  transactions--net........................................            1,915,684     (7,397,563)       1,270,430       4,726,085
Change in unrealized appreciation/depreciation on
  investments--net.........................................           (3,038,238)    20,966,855       (3,046,429)     (7,317,104)
Change in unrealized appreciation on foreign currency
  transactions--net........................................                   --             --              355              33
                                                                 ---------------    ------------    ------------    ------------
Net increase in net assets resulting from operations.......            2,416,910     20,802,545          883,553       5,010,357
                                                                 ---------------    ------------    ------------    ------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net.....................................           (3,820,102)    (7,274,168)      (2,821,028)     (7,714,886)
Realized gain on investments--net..........................                   --             --               --      (3,139,042)
                                                                 ---------------    ------------    ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders............................           (3,820,102)    (7,274,168)      (2,821,028)    (10,853,928)
                                                                 ---------------    ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions.......................................          (20,482,607)     5,490,032      (19,671,398)    (30,469,161)
                                                                 ---------------    ------------    ------------    ------------
NET ASSETS:
Total increase (decrease) in net assets....................          (21,885,799)    19,018,409      (21,608,873)    (36,312,732)
Beginning of period........................................          105,206,000     86,187,591      203,495,124     239,807,856
                                                                 ---------------    ------------    ------------    ------------
End of period*.............................................      $    83,320,201    $105,206,000    $181,886,251    $203,495,124
                                                                 ===============    ============    ============    ============
* Undistributed investment income--net.....................      $       455,652    $   736,290     $     53,903    $    215,734
                                                                 ===============    ============    ============    ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets (concluded)
--------------------------------------------------------------------------------

                                                                       LARGE CAP CORE
                                                                     STRATEGY PORTFOLIO           MONEY RESERVE PORTFOLIO
                                                                ----------------------------    ----------------------------
                                                                  FOR THE         FOR THE         FOR THE         FOR THE
                                                                 SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                                                   ENDED           ENDED           ENDED           ENDED
                                                                  JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                  2004            2003            2004            2003
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net....................................      $    880,214    $ 1,176,306     $ 1,513,620     $  3,931,055
Realized gain (loss) on investments--net..................        23,344,268     17,557,996             (40)          19,805
Change in unrealized appreciation/depreciation on
  investments--net........................................       (10,946,718)    45,600,292        (265,522)        (130,279)
                                                                ------------    ------------    ------------    ------------
Net increase in net assets resulting from operations......        13,277,764     64,334,594       1,248,058        3,820,581
                                                                ------------    ------------    ------------    ------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net....................................                --     (1,175,000)     (1,513,580)      (3,931,055)
Realized gain on investments--net.........................                --             --              --          (19,805)
                                                                ------------    ------------    ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders...........................                --     (1,175,000)     (1,513,580)      (3,950,860)
                                                                ------------    ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions............................................       (13,260,431)   (12,594,903)    (24,384,938)     (64,117,033)
                                                                ------------    ------------    ------------    ------------
NET ASSETS:
Total increase (decrease) in net assets...................            17,333     50,564,691     (24,650,460)     (64,247,312)
Beginning of period.......................................       256,924,955    206,360,264     401,738,330      465,985,642
                                                                ------------    ------------    ------------    ------------
End of period*............................................      $256,942,288    $256,924,955    $377,087,870    $401,738,330
                                                                ============    ============    ============    ============
* Undistributed (accumulated distributions in excess of)
  investment income--net..................................      $    854,038    $   (26,176)             --               --
                                                                ============    ============    ============    ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights
--------------------------------------------------------------------------------

                                                                            BALANCED CAPITAL STRATEGY PORTFOLIO
                                                           ----------------------------------------------------------------------
                                                            FOR THE
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED  SIX MONTHS
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.       ENDED                    FOR THE YEAR ENDED DECEMBER 31,
                                                            JUNE 30,       ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                       2004           2003          2002           2001            2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................       $  13.13       $  11.07      $  13.14      $    14.44      $    18.19
                                                            --------       --------      --------      ----------      ----------
Investment income--net...............................            .11*           .27*          .35*            .35*            .43*
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net.............            .22           2.09         (2.05)          (1.33)          (1.31)
                                                            --------       --------      --------      ----------      ----------
Total from investment operations.....................            .33           2.36         (1.70)           (.98)           (.88)
                                                            --------       --------      --------      ----------      ----------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income--net...............................             --           (.30)         (.37)           (.32)           (.43)
In excess of investment income--net..................             --             --            --              --            (.16)
Realized gain on investments--net....................             --             --            --              --           (2.04)
In excess of realized gain on investments--net.......             --             --            --              --            (.24)
                                                            --------       --------      --------      ----------      ----------
Total dividends and distributions....................             --           (.30)         (.37)           (.32)          (2.87)
                                                            --------       --------      --------      ----------      ----------
Net asset value, end of period.......................       $  13.46       $  13.13      $  11.07      $    13.14      $    14.44
                                                            ========       ========      ========      ==========      ==========
TOTAL INVESTMENT RETURN:+
Based on net asset value per share...................          2.51%++       21.29%       (12.89%)         (6.76%)         (4.92%)
                                                            ========       ========      ========      ==========      ==========
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding reorganization costs.............           .40%**         .40%          .40%            .40%            .38%
                                                            ========       ========      ========      ==========      ==========
Expenses.............................................           .40%**         .40%          .40%            .40%            .38%
                                                            ========       ========      ========      ==========      ==========
Investment income--net...............................          1.68%**        2.24%         2.81%           2.57%           2.39%
                                                            ========       ========      ========      ==========      ==========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............       $923,199       $962,519      $880,758      $1,146,795      $1,246,623
                                                            ========       ========      ========      ==========      ==========
Portfolio turnover...................................         50.36%        104.78%        35.46%         154.91%         103.15%
                                                            ========       ========      ========      ==========      ==========

 * Based on average shares outstanding.

** Annualized.

 + Total investment returns exclude insurance-related fees and expenses.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 CORE BOND STRATEGY PORTFOLIO                        FUNDAMENTAL GROWTH STRATEGY PORTFOLIO
    ------------------------------------------------------   ------------------------------------------------------
     FOR THE                                                  FOR THE
    SIX MONTHS                                               SIX MONTHS
      ENDED           FOR THE YEAR ENDED DECEMBER 31,          ENDED           FOR THE YEAR ENDED DECEMBER 31,
     JUNE 30,    -----------------------------------------    JUNE 30,    -----------------------------------------
       2004        2003       2002       2001       2000        2004        2003       2002       2001       2000
-------------------------------------------------------------------------------------------------------------------
     $  11.86    $  11.89   $  11.35   $  11.13   $  10.83    $  19.92    $  15.53   $  21.82   $  27.03   $  38.03
     --------    --------   --------   --------   --------    --------    --------   --------   --------   --------
          .18*        .43*       .55*       .62*       .75*        .04*        .08*       .07*       .12*       .19
         (.16)        .14        .54        .23        .24         .60        4.39      (6.28)     (5.20)     (2.49)
     --------    --------   --------   --------   --------    --------    --------   --------   --------   --------
          .02         .57       1.09        .85        .99         .64        4.47      (6.21)     (5.08)     (2.30)
     --------    --------   --------   --------   --------    --------    --------   --------   --------   --------
         (.23)       (.45)      (.55)      (.63)      (.69)         --        (.08)      (.08)      (.13)      (.19)
           --          --         --         --         --          --          --         --         --         --
           --        (.15)        --         --         --          --          --         --         --      (8.46)
           --          --         --         --         --          --          --         --         --       (.05)
     --------    --------   --------   --------   --------    --------    --------   --------   --------   --------
         (.23)       (.60)      (.55)      (.63)      (.69)         --        (.08)      (.08)      (.13)     (8.70)
     --------    --------   --------   --------   --------    --------    --------   --------   --------   --------
     $  11.65    $  11.86   $  11.89   $  11.35   $  11.13    $  20.56    $  19.92   $  15.53   $  21.82   $  27.03
     ========    ========   ========   ========   ========    ========    ========   ========   ========   ========
         .13%++     4.95%      9.95%      7.83%      9.57%       3.21%++    28.78%    (28.47%)   (18.81%)    (6.38%)
     ========    ========   ========   ========   ========    ========    ========   ========   ========   ========
           --          --         --         --         --          --          --         --         --         --
     ========    ========   ========   ========   ========    ========    ========   ========   ========   ========
         .46%**      .46%       .43%       .44%       .41%        .40%**      .41%       .41%       .40%       .38%
     ========    ========   ========   ========   ========    ========    ========   ========   ========   ========
        3.06%**     3.62%      4.73%      5.42%      6.94%        .37%**      .45%       .38%       .52%       .48%
     ========    ========   ========   ========   ========    ========    ========   ========   ========   ========
    1$36,058..   $136,698   $145,500   $130,102   $118,088    $298,025    $308,245   $263,056   $417,358   $582,265
     ========    ========   ========   ========   ========    ========    ========   ========   ========   ========
      121.41%     272.48%    269.83%    283.16%    109.60%      36.57%     103.59%     98.84%    116.05%    105.19%
     ========    ========   ========   ========   ========    ========    ========   ========   ========   ========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                              GLOBAL ALLOCATION STRATEGY PORTFOLIO
                                                               ------------------------------------------------------------------
                                                                FOR THE
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED      SIX MONTHS
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.           ENDED                  FOR THE YEAR ENDED DECEMBER 31,
                                                                JUNE 30,       --------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                           2004           2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................       $  13.85       $  10.55      $  11.97      $  13.33      $  17.17
                                                                --------       --------      --------      --------      --------
Investment income--net**.................................            .15            .29           .34           .34           .38
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net.....................            .33           3.42         (1.30)        (1.46)        (1.99)
                                                                --------       --------      --------      --------      --------
Total from investment operations.........................            .48           3.71          (.96)        (1.12)        (1.61)
                                                                --------       --------      --------      --------      --------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income--net...................................             --           (.41)         (.46)         (.24)         (.40)
In excess of investment income--net......................             --             --            --            --          (.01)
Realized gain on investments--net........................             --             --            --            --         (1.23)
In excess of realized gain on investments--net...........             --             --            --            --          (.59)
                                                                --------       --------      --------      --------      --------
Total dividends and distributions........................             --           (.41)         (.46)         (.24)        (2.23)
                                                                --------       --------      --------      --------      --------
Net asset value, end of period...........................       $  14.33       $  13.85      $  10.55      $  11.97      $  13.33
                                                                ========       ========      ========      ========      ========
TOTAL INVESTMENT RETURN:+
Based on net asset value per share.......................          3.24%++       35.54%        (8.01%)       (8.43%)       (9.42%)
                                                                ========       ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver..................................           .46%*          .47%          .48%          .45%          .46%
                                                                ========       ========      ========      ========      ========
Expenses.................................................           .46%*          .47%          .48%          .45%          .46%
                                                                ========       ========      ========      ========      ========
Investment income--net...................................          2.14%*         2.44%         2.99%         2.75%         2.31%
                                                                ========       ========      ========      ========      ========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).................       $216,835       $206,939      $137,877      $166,575      $200,858
                                                                ========       ========      ========      ========      ========
Portfolio turnover.......................................         23.76%         47.25%        53.57%       110.57%       121.89%
                                                                ========       ========      ========      ========      ========

 * Annualized.

** Based on average shares outstanding.

 + Total investment returns exclude insurance-related fees and expenses.

++ Aggregrate total investment return.

++ Merrill Lynch Life Insurance Company (an indirect, wholly-owned subsidiary of
   Merrill Lynch & Co., Inc.) fully reimbursed the Portfolio for a loss on a security transaction related to a revised capital share transaction which had no impact on total return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    HIGH YIELD PORTFOLIO                            INTERMEDIATE GOVERNMENT BOND PORTFOLIO
    -----------------------------------------------------   ------------------------------------------------------
     FOR THE                                                 FOR THE
    SIX MONTHS                                              SIX MONTHS
      ENDED           FOR THE YEAR ENDED DECEMBER 31,         ENDED           FOR THE YEAR ENDED DECEMBER 31,
     JUNE 30,      --------------------------------------    JUNE 30,    -----------------------------------------
       2004          2003      2002      2001      2000        2004        2003       2002       2001       2000
------------------------------------------------------------------------------------------------------------------
        5.88
     $             $   5.12   $  5.85   $  6.40   $  7.45    $  11.36    $  11.67   $  11.12   $  10.99   $  10.45
     -------       --------   -------   -------   -------    --------    --------   --------   --------   --------
         .22            .43       .50       .68       .74         .16         .39        .51        .60        .68
        (.07)           .76      (.71)     (.56)    (1.10)       (.11)       (.13)       .49        .14        .49
     -------       --------   -------   -------   -------    --------    --------   --------   --------   --------
         .15           1.19      (.21)      .12      (.36)        .05         .26       1.00        .74       1.17
     -------       --------   -------   -------   -------    --------    --------   --------   --------   --------
        (.23)          (.43)     (.52)     (.67)     (.69)       (.17)       (.39)      (.45)      (.61)      (.63)
          --             --        --        --        --          --          --         --         --         --
          --             --        --        --        --          --        (.18)        --         --         --
          --             --        --        --        --          --          --         --         --         --
     -------       --------   -------   -------   -------    --------    --------   --------   --------   --------
        (.23)          (.43)     (.52)     (.67)     (.69)       (.17)       (.57)      (.45)      (.61)      (.63)
     -------       --------   -------   -------   -------    --------    --------   --------   --------   --------
     $  5.80       $   5.88   $  5.12   $  5.85   $  6.40    $  11.24    $  11.36   $  11.67   $  11.12   $  10.99
     =======       ========   =======   =======   =======    ========    ========   ========   ========   ========
       2.57%++       24.40%++  (3.47%)    1.70%    (5.14%)       .39%++     2.26%      9.81%      6.94%     11.64%
     =======       ========   =======   =======   =======    ========    ========   ========   ========   ========
        .47%*          .44%      .47%      .46%      .42%        .46%*       .43%       .42%       .42%       .39%
     =======       ========   =======   =======   =======    ========    ========   ========   ========   ========
        .47%*          .44%      .47%      .46%      .42%        .46%*       .43%       .42%       .42%       .39%
     =======       ========   =======   =======   =======    ========    ========   ========   ========   ========
       7.40%*         7.68%     9.33%    10.71%    10.44%       2.77%*      3.36%      4.49%      5.42%      6.47%
     =======       ========   =======   =======   =======    ========    ========   ========   ========   ========
     $83,320       $105,206   $86,188   $76,806   $89,488    $181,886    $203,495   $239,808   $225,658   $215,669
     =======       ========   =======   =======   =======    ========    ========   ========   ========   ========
      38.39%        148.84%    90.83%    77.79%    57.39%      94.25%     236.86%    219.81%    125.46%    105.38%
     =======       ========   =======   =======   =======    ========    ========   ========   ========   ========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                               LARGE CAP CORE STRATEGY PORTFOLIO
                                                               ------------------------------------------------------------------
                                                                FOR THE
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED      SIX MONTHS
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.           ENDED                  FOR THE YEAR ENDED DECEMBER 31,
                                                                JUNE 30,       --------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                           2004           2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................       $  18.31       $  13.88      $  17.25      $  19.34      $  29.43
                                                                --------       --------      --------      --------      --------
Investment income--net...................................            .06**          .08**         .13**         .17**         .36**
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net.....................            .91           4.43         (3.36)        (2.10)        (3.17)
                                                                --------       --------      --------      --------      --------
Total from investment operations.........................            .97           4.51         (3.23)        (1.93)        (2.81)
                                                                --------       --------      --------      --------      --------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income--net...................................             --           (.08)         (.14)         (.16)         (.38)
In excess of investment income--net......................             --             --            --            --          (.11)
Realized gain on investments--net........................             --             --            --            --         (5.65)
In excess of realized gain on investments--net...........             --             --            --            --         (1.14)
                                                                --------       --------      --------      --------      --------
Total dividends and distributions........................             --           (.08)         (.14)         (.16)        (7.28)
                                                                --------       --------      --------      --------      --------
Net asset value, end of period...........................       $  19.28       $  18.31      $  13.88      $  17.25      $  19.34
                                                                ========       ========      ========      ========      ========
TOTAL INVESTMENT RETURN:+
Based on net asset value per share.......................          5.30%++       32.52%       (18.74%)       (9.97%)       (9.87%)
                                                                ========       ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................           .41%*          .41%          .43%          .42%          .39%
                                                                ========       ========      ========      ========      ========
Investment income--net...................................           .68%*          .53%          .80%          .96%         1.26%
                                                                ========       ========      ========      ========      ========
Investment income and realized gain on
  investments--net.......................................             --             --            --            --            --
                                                                ========       ========      ========      ========      ========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).................       $256,942       $256,925      $206,360      $287,294      $356,539
                                                                ========       ========      ========      ========      ========
Portfolio turnover.......................................         61.40%        127.19%       124.16%       178.95%       103.85%
                                                                ========       ========      ========      ========      ========

*    Annualized.
**   Based on average shares outstanding.
+    Total investment returns exclude insurance-related fees and expenses.
++   Aggregrate total investment return.
++   Amount is less than $.01 per share.
++++ Amount is less than $(.01) per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         MONEY RESERVE PORTFOLIO
    ------------------------------------------------------------------
     FOR THE
    SIX MONTHS
      ENDED                  FOR THE YEAR ENDED DECEMBER 31,
     JUNE 30,       --------------------------------------------------
       2004           2003          2002          2001          2000
----------------------------------------------------------------------
     $   1.00       $   1.00      $   1.00      $   1.00      $   1.00
     --------       --------      --------      --------      --------
           --++          .01           .02           .04           .06
             ++++         --++          --++          --++          --++
           --
     --------       --------      --------      --------      --------
           --            .01           .02           .04           .06
     --------       --------      --------      --------      --------
           --++++       (.01)         (.02)         (.04)         (.06)
           --             --            --            --            --
           --++++         --++++        --++++        --++++        --++++
           --             --            --            --            --
     --------       --------      --------      --------      --------
           --           (.01)         (.02)         (.04)         (.06)
     --------       --------      --------      --------      --------
     $   1.00       $   1.00      $   1.00      $   1.00      $   1.00
     ========       ========      ========      ========      ========
         .79%++         .89%         1.68%         4.15%         6.19%
     ========       ========      ========      ========      ========
         .40%*          .40%          .39%          .38%          .37%
     ========       ========      ========      ========      ========
           --             --            --            --            --
     ========       ========      ========      ========      ========
         .79%*          .89%         1.67%         4.08%         6.11%
     ========       ========      ========      ========      ========
     $377,088       $401,738      $465,986      $509,986      $504,076
     ========       ========      ========      ========      ========
           --             --            --            --            --
     ========       ========      ========      ========      ========

                      (This page intentionally left blank)

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers its shares to Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and Monarch Life Insurance Company ("Monarch") (an insurance company not affiliated with ML & Co.) for their separate accounts to fund benefits under certain variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--For the Money Reserve Portfolio, investments maturing more than 60 days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued with 60 days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within 60 days from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

Balanced Capital Strategy Portfolio, Core Bond Strategy Portfolio, Fundamental Growth Strategy Portfolio, Global Allocation Strategy Portfolio, High Yield Portfolio, Intermediate Government Bond Portfolio and Large Cap Core Strategy
Portfolio: Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of the Directors of the Fund.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolios' shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolios' net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Repurchase agreements--Certain Portfolios may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Portfolios may be delayed or limited.

(c) Reverse repurchase agreements--Certain Portfolios may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio sells securities to the counterparty and agrees to repurchase them at a mutually agreed upon date and price, and may exchange their respective commitments to pay or receive interest. If the counterparty defaults on its obligation, the Portfolio's ability to receive interest will be delayed or limited. Furthermore, if the Portfolio does not have sufficient income to pay its obligation under the reverse repurchase agreement, the Portfolio would be in default and the counterparty would be able to terminate the repurchase agreement.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Derivative financial instruments--Certain Portfolios may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Foreign currency options and futures--Certain Portfolios may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

- Forward foreign exchange contracts--Balanced Capital Strategy Portfolio, Global Allocation Strategy Portfolio and Large Cap Core Strategy Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--Certain Portfolios may write and purchase call and put options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

- Financial futures contracts--Certain Portfolios may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract . Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Swaps--Certain Portfolios may enter into swap agreements, which are over-the-counter contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(h) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(i) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(j) Security lending--Certain Porfolios may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Fund on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Portfolio may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(k) Expenses--Certain expenses have been allocated to the individual Portfolios in the Fund on a pro rata basis based on the respective aggregate net asset value of each Portfolio included in the Fund.

(l) Custodian bank--Money Reserves Portfolio recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. MLIM is responsible for the management of the Fund's Portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate average daily value of the eight combined Portfolios' net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million, .45% of the next $50 million, .40% of the next $100 million, .35% of the next $400 million, and .30% of average daily net assets in excess of $800 million. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

MLIM, Merrill Lynch Life Agency, Inc. and Monarch entered into an agreement that provided that Monarch will reimburse the Fund's expenses with respect to each Portfolio, to the extent that these expenses exceed .50% of the Portfolio's average daily net assets. For the six months ended June 30, 2004, MLIM earned fees of $357,473 and waived $1,501 relating to the Global Alocation Strategy Portfolio and earned fees of $159,578 and waived $270 relating to the High Yield Portfolio.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund and Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

As of June 30, 2004, the following Portfolios lent securities to MLPF&S:

-----------------------------------------------------------------------------------
                                                                AMOUNT OF LOANED
PORTFOLIOS                                                    PORTFOLIO SECURITIES
-----------------------------------------------------------------------------------
Balanced Capital Strategy Portfolio.........................       $13,229,405
Large Cap Core Portfolio....................................       $ 4,260,882
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

For the six months ended June 30, 2004, MLIM, LLC received securities lending agent fees from the following Portfolios:

--------------------------------------------------------------------------------
                                                              SECURITIES LENDING
PORTFOLIOS                                                        AGENT FEES
--------------------------------------------------------------------------------
Balanced Capital Strategy Portfolio.........................        $4,553
Core Bond Strategy Portfolio................................        $   64
Fundamental Growth Strategy Portfolio.......................        $8,547
Global Allocation Strategy Portfolio........................        $  404
Intermediate Government Bond Portfolio......................        $  422
Large Cap Core Strategy Portfolio...........................        $3,536
--------------------------------------------------------------------------------

MLPF&S earned commissions on the execution of portfolio security transactions aggregating $32,758 in the Balanced Capital Strategy Portfolio, $42,312 in the Fundamental Growth Strategy Portfolio, and $6,436 in the Global Allocation Strategy Portfolio for the six months ended June 30, 2004.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended June 30, 2004, the Fund reimbursed MLIM an aggregate of $9,868 in Balanced Capital Strategy Portfolio, $1,409 in Core Bond Strategy Portfolio, $3,123 in Fundamental Growth Strategy Portfolio, $2,144 in Global Bond Allocation Strategy Portfolio, $1,077 in High Yield Portfolio, $1,986 in Intermediate Government Bond Portfolio, $2,646 in Large Cap Core Strategy Portfolio, and $4,026 in Money Reserves Portfolio for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, FDS, PSI, FAMD, and/or ML & Co.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2004 were as follows:

                                                                             FUNDAMENTAL      GLOBAL
                                               BALANCED        CORE BOND        GROWTH      ALLOCATION
                                           CAPITAL STRATEGY     STRATEGY       STRATEGY      STRATEGY     HIGH YIELD
                                              PORTFOLIO        PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
Total Purchases..........................    $423,372,604     $176,743,711   $106,371,388   $42,707,514   $34,333,486
                                             ============     ============   ============   ===========   ===========
Total Sales..............................    $451,204,749     $191,481,022   $127,168,783   $39,363,213   $55,838,331
                                             ============     ============   ============   ===========   ===========


                                            INTERMEDIATE      LARGE CAP
                                             GOVERNMENT     CORE STRATEGY
                                           BOND PORTFOLIO     PORTFOLIO
-----------------------------------------  ------------------------------
Total Purchases..........................   $211,414,546    $158,694,883
                                            ============    ============
Total Sales..............................   $207,497,888    $172,339,949
                                            ============    ============

As of June 30, 2004, unrealized appreciation/depreciation for federal income tax purposes were as follows:

                                                              BALANCED        CORE BOND        FUNDAMENTAL      GLOBAL ALLOCATION
                                                          CAPITAL STRATEGY     STRATEGY      GROWTH STRATEGY        STRATEGY
                                                             PORTFOLIO        PORTFOLIO         PORTFOLIO           PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
Appreciated securities..................................    $ 85,556,818     $  1,347,906     $ 39,256,417        $ 29,877,814
Depreciated securities..................................     (46,128,653)        (950,615)      (8,240,629)         (6,976,520)
                                                            ------------     ------------     ------------        ------------
Net unrealized appreciation / depreciation..............    $ 39,428,165     $    397,291     $ 31,015,788        $ 22,901,294
                                                            ============     ============     ============        ============
Cost for federal income tax purposes, net of options
 written................................................    $934,406,725     $153,442,729     $282,859,915        $194,066,096
                                                            ============     ============     ============        ============

Net realized gains (losses) for the six months ended June 30, 2004 and net unrealized appreciation/ depreciation as of June 30, 2004 were as follows:

                                           BALANCED CAPITAL                 CORE BOND               FUNDAMENTAL GROWTH
                                          STRATEGY PORTFOLIO           STRATEGY PORTFOLIO           STRATEGY PORTFOLIO
                                      ---------------------------   -------------------------   ---------------------------
                                       REALIZED      UNREALIZED     REALIZED     UNREALIZED                    UNREALIZED
                                         GAINS      APPRECIATION/     GAINS     APPRECIATION/    REALIZED     APPRECIATION/
                                       (LOSSES)     DEPRECIATION    (LOSSES)    DEPRECIATION       GAINS      DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------
Investments:
 Long-term securities...............  $19,845,148    $45,520,249    $ 803,546     $477,227      $22,744,292    $31,791,618
 Short-term securities..............        2,249             --          917           --               --             --
 Short sales........................           --             --           --           --               --             --
 Deferred foreign capital gain
   tax..............................           --             --           --           --               --             --
 Financial futures contracts........     (134,349)        (7,633)    (404,387)     (62,859)              --             --
 Options purchased..................       33,969       (158,031)      13,687      (69,769)              --             --
 Swaps--net.........................     (409,428)         1,643     (198,189)       6,417               --             --
 Options written....................       30,771         75,092       19,164       33,242               --             --
                                      -----------    -----------    ---------     --------      -----------    -----------
Total investments...................   19,368,360     45,431,320      234,738      384,258       22,744,292     31,791,618
                                      -----------    -----------    ---------     --------      -----------    -----------
Currency transactions:
 Forward foreign exchange
   contracts........................      (60,023)        48,588      (26,070)      21,005               --             --
 Foreign currency transactions......        8,814          9,369          (45)         (11)             157           (161)
                                      -----------    -----------    ---------     --------      -----------    -----------
Total currency transactions.........      (51,209)        57,957      (26,115)      20,994              157           (161)
                                      -----------    -----------    ---------     --------      -----------    -----------
Total...............................  $19,317,151    $45,489,277    $ 208,623     $405,252      $22,744,449    $31,791,457
                                      ===========    ===========    =========     ========      ===========    ===========

                                          GLOBAL ALLOCATION
                                          STRATEGY PORTFOLIO
                                      --------------------------
                                       REALIZED     UNREALIZED
                                        GAINS      APPRECIATION/
                                       (LOSSES)    DEPRECIATION
------------------------------------  --------------------------
Investments:
 Long-term securities...............  $6,163,501    $23,974,165
 Short-term securities..............      (6,921)            --
 Short sales........................          --             --
 Deferred foreign capital gain
   tax..............................          --            (52)
 Financial futures contracts........     951,184        197,457
 Options purchased..................          --             --
 Swaps--net.........................          --             --
 Options written....................      23,718       (148,295)
                                      ----------    -----------
Total investments...................   7,131,482     24,023,275
                                      ----------    -----------
Currency transactions:
 Forward foreign exchange
   contracts........................    (177,351)       (38,880)
 Foreign currency transactions......   2,459,068          1,844
                                      ----------    -----------
Total currency transactions.........   2,281,717        (37,036)
                                      ----------    -----------
Total...............................  $9,413,199    $23,986,239
                                      ==========    ===========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


                   INTERMEDIATE    LARGE CAP CORE      MONEY
    HIGH YIELD      GOVERNMENT        STRATEGY        RESERVE
     PORTFOLIO    BOND PORTFOLIO     PORTFOLIO       PORTFOLIO
----------------------------------------------------------------
    $2,797,740..   $  1,500,532     $ 34,973,112    $      4,405
     (4,185,666)     (4,380,962)      (7,971,074)       (161,447)
    -----------    ------------     ------------    ------------
    $(1,387,926)   $ (2,880,430)    $ 27,002,038    $   (157,042)
    ===========    ============     ============    ============
    $84,202,430..  $249,938,823     $255,179,394    $376,791,048
    ===========    ============     ============    ============

                                 INTERMEDIATE GOVERNMENT           LARGE CAP CORE              MONEY RESERVE
      HIGH YIELD PORTFOLIO            BOND PORTFOLIO             STRATEGY PORTFOLIO              PORTFOLIO
    -------------------------   --------------------------   --------------------------   -----------------------
                                 REALIZED     UNREALIZED
     REALIZED     UNREALIZED      GAINS      APPRECIATION/    REALIZED      UNREALIZED    REALIZED    UNREALIZED
      GAINS      DEPRECIATION    (LOSSES)    DEPRECIATION       GAINS      APPRECIATION    LOSSES    DEPRECIATION
-----------------------------------------------------------------------------------------------------------------
    $1,915,684   $(1,348,817)   $ (388,939)   $(2,826,703)   $23,344,268   $30,335,855      $(40)     $(157,042)
            --            --            --             --             --            --        --             --
            --            --            --       (181,491)            --            --        --             --
            --            --            --             --             --            --        --             --
            --            --        44,138        (99,996)            --            --        --             --
            --            --         1,459        (90,733)            --            --        --             --
            --            --     1,629,049        804,043             --            --        --             --
            --            --       (15,264)        40,075             --            --        --             --
    ----------   -----------    ----------    -----------    -----------   -----------      ----      ---------
     1,915,684    (1,348,817)    1,270,443     (2,354,805)    23,344,268    30,335,855       (40)      (157,042)
    ----------   -----------    ----------    -----------    -----------   -----------      ----      ---------
            --            --            --             --             --            --        --             --
            --            --           (13)           388             --            --        --             --
    ----------   -----------    ----------    -----------    -----------   -----------      ----      ---------
            --            --           (13)           388             --            --        --             --
    ----------   -----------    ----------    -----------    -----------   -----------      ----      ---------
    $1,915,684   $(1,348,817)   $1,270,430    $(2,354,417)   $23,344,268   $30,335,855      $(40)     $(157,042)
    ==========   ===========    ==========    ===========    ===========   ===========      ====      =========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

Transactions in options written for the six months ended June 30, 2004 for Balanced Capital Strategy Portfolio, Core Bond Strategy Portfolio, Global Allocation Strategy Portfolio and Intermediate Government Bond Portfolio are as follows:

                                                                                                                INTERMEDIATE
                                                              BALANCED CAPITAL            CORE BOND              GOVERNMENT
                                                             STRATEGY PORTFOLIO      STRATEGY PORTFOLIO        BOND PORTFOLIO
                                                            ---------------------   ---------------------   ---------------------
                                                            NUMBER OF   PREMIUMS    NUMBER OF   PREMIUMS    NUMBER OF   PREMIUMS
                                                            CONTRACTS   RECEIVED    CONTRACTS   RECEIVED    CONTRACTS   RECEIVED
---------------------------------------------------------------------------------------------------------------------------------
Outstanding put options written, at beginning of period...       --     $      --        --     $      --         2         8,585
Options written...........................................      172        79,292        78        35,879        22        14,355
Options expired...........................................     (172)      (79,292)      (31)       (5,212)       --            --
Options closed............................................       --            --       (47)      (30,667)      (24)      (22,940)
                                                              -----     ---------     -----     ---------     -----     ---------
Outstanding put options written, at end of period.........       --     $      --        --     $      --        --     $      --
                                                              =====     =========     =====     =========     =====     =========

                                                                                                                INTERMEDIATE
                                      BALANCED CAPITAL            CORE BOND           GLOBAL ALLOCATION          GOVERNMENT
                                     STRATEGY PORTFOLIO      STRATEGY PORTFOLIO      STRATEGY PORTFOLIO        BOND PORTFOLIO
                                    ---------------------   ---------------------   ---------------------   ---------------------
                                    NUMBER OF   PREMIUMS    NUMBER OF   PREMIUMS    NUMBER OF   PREMIUMS    NUMBER OF   PREMIUMS
                                    CONTRACTS   RECEIVED    CONTRACTS   RECEIVED    CONTRACTS   RECEIVED    CONTRACTS   RECEIVED
---------------------------------------------------------------------------------------------------------------------------------
Outstanding call options written,
 at beginning of period...........       --     $      --        --     $      --       645     $ 104,444         2     $   8,585
Options written...................    5,709       267,828     2,456       105,227     2,486       323,040       902       320,214
Options expired...................   (4,050)     (119,496)   (1,700)       (3,984)     (229)      (37,824)     (150)      (40,219)
Options exercised.................       --            --        --            --      (228)      (39,110)       --            --
Options closed....................       (6)      (24,031)      (23)      (45,992)     (188)      (27,510)      (10)     (172,892)
                                     ------     ---------    ------     ---------    ------     ---------    ------     ---------
Outstanding call options written,
 at end of period.................    1,653     $ 124,301       733     $  55,251     2,486     $ 323,040       744     $ 115,688
                                     ======     =========    ======     =========    ======     =========    ======     =========

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

                                             BALANCED CAPITAL                CORE BOND              FUNDAMENTAL GROWTH
                                            STRATEGY PORTFOLIO          STRATEGY PORTFOLIO          STRATEGY PORTFOLIO
                                        --------------------------   -------------------------   -------------------------
FOR THE SIX MONTHS ENDED                                DOLLAR                       DOLLAR                      DOLLAR
JUNE 30, 2004                             SHARES        AMOUNT         SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold...........................     148,670       1,972,234    1,312,684   $ 15,476,710      320,322   $  6,490,909
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................          --              --      223,833      2,636,280           --             --
                                        ----------   -------------   ----------   ------------   ----------   ------------
Total issued..........................     148,670       1,972,234    1,536,517     18,112,990      320,322      6,490,909
Shares redeemed.......................  (4,875,380)    (64,663,117)  (1,383,463)   (16,304,910)  (1,294,621)   (26,053,248)
                                        ----------   -------------   ----------   ------------   ----------   ------------
Net increase (decrease)...............  (4,726,710)    (62,690,883)     153,054   $  1,808,080     (974,299)  $(19,562,339)
                                        ==========   =============   ==========   ============   ==========   ============

                                            GLOBAL ALLOCATION
                                           STRATEGY PORTFOLIO
                                        -------------------------
FOR THE SIX MONTHS ENDED                                DOLLAR
JUNE 30, 2004                             SHARES        AMOUNT
--------------------------------------  -------------------------
Shares sold...........................   1,320,511   $ 18,734,380
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................          --             --
                                        ----------   ------------
Total issued..........................   1,320,511     18,734,380
Shares redeemed.......................  (1,129,123)   (15,946,854)
                                        ----------   ------------
Net increase (decrease)...............     191,388   $  2,787,526
                                        ==========   ============

                                             BALANCED CAPITAL                CORE BOND              FUNDAMENTAL GROWTH
                                            STRATEGY PORTFOLIO          STRATEGY PORTFOLIO          STRATEGY PORTFOLIO
                                        --------------------------   -------------------------   -------------------------
FOR THE YEAR ENDED                                      DOLLAR                       DOLLAR                      DOLLAR
DECEMBER 31, 2003                         SHARES        AMOUNT         SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold...........................     678,542   $   8,147,155    1,307,582   $ 15,579,837      774,296   $ 13,226,652
Shares issued resulting from
 reorganization.......................          --              --           --             --           --             --
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................   1,620,341      21,275,068      610,858      7,260,925       61,841      1,230,011
                                        ----------   -------------   ----------   ------------   ----------   ------------
Total issued..........................   2,298,883      29,422,223    1,918,440     22,840,762      836,137     14,456,663
Shares redeemed.......................  (8,523,497)   (100,794,540)  (2,638,105)   (31,487,767)  (2,307,438)   (39,127,804)
                                        ----------   -------------   ----------   ------------   ----------   ------------
Net increase (decrease)...............  (6,224,614)  $ (71,372,317)    (719,665)  $ (8,647,005)  (1,471,301)  $(24,671,141)
                                        ==========   =============   ==========   ============   ==========   ============

                                            GLOBAL ALLOCATION
                                           STRATEGY PORTFOLIO
                                        -------------------------
FOR THE YEAR ENDED                                      DOLLAR
DECEMBER 31, 2003                         SHARES        AMOUNT
--------------------------------------  -------------------------
Shares sold...........................   1,620,816   $ 20,452,804
Shares issued resulting from
 reorganization.......................   1,251,881     16,447,738
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................     436,733      5,972,495
                                        ----------   ------------
Total issued..........................   3,309,430     42,873,037
Shares redeemed.......................  (1,441,024)   (17,172,736)
                                        ----------   ------------
Net increase (decrease)...............   1,868,406   $ 25,700,301
                                        ==========   ============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

            HIGH YIELD            INTERMEDIATE GOVERNMENT            LARGE CAP                  MONEY RESERVES
            PORTFOLIO                 BOND PORTFOLIO          CORE STRATEGY PORTFOLIO             PORTFOLIO
    --------------------------   -------------------------   -------------------------   ----------------------------
                     DOLLAR                      DOLLAR                      DOLLAR                        DOLLAR
      SHARES         AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------
      1,709,224   $  9,997,390      244,158   $  2,773,473      476,521   $  9,095,678     74,341,584   $  74,341,584
        653,505      3,820,102      247,972      2,821,028           --             --      1,511,157       1,511,157
    -----------   ------------   ----------   ------------   ----------   ------------   ------------   -------------
      2,362,729     13,817,492      492,130      5,594,501      476,521      9,095,678     75,852,741      75,852,741
     (5,890,213)   (34,300,099)  (2,222,505)   (25,265,899)  (1,181,472)   (22,356,109)  (100,237,679)   (100,237,679)
    -----------   ------------   ----------   ------------   ----------   ------------   ------------   -------------
     (3,527,484)  $(20,482,607)  (1,730,375)  $(19,671,398)    (704,951)  $(13,260,431)   (24,384,938)  $ (24,384,938)
    ===========   ============   ==========   ============   ==========   ============   ============   =============

            HIGH YIELD            INTERMEDIATE GOVERNMENT            LARGE CAP                  MONEY RESERVES
            PORTFOLIO                 BOND PORTFOLIO          CORE STRATEGY PORTFOLIO             PORTFOLIO
    --------------------------   -------------------------   -------------------------   ----------------------------
                     DOLLAR                      DOLLAR                      DOLLAR                        DOLLAR
      SHARES         AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------
     14,538,309   $ 79,466,453    1,437,352   $ 16,660,368    1,099,560   $ 17,243,572    146,472,682   $ 146,472,682
             --             --           --             --           --             --             --              --
      1,342,219      7,274,168      942,934     10,853,928       64,068      1,175,000      3,950,860       3,950,860
    -----------   ------------   ----------   ------------   ----------   ------------   ------------   -------------
     15,880,528     86,740,621    2,380,286     27,514,296    1,163,628     18,418,572    150,423,542     150,423,542
    (14,833,885)   (81,250,589)  (5,011,972)   (57,983,457)  (2,004,445)   (31,013,475)  (214,540,575)   (214,540,575)
    -----------   ------------   ----------   ------------   ----------   ------------   ------------   -------------
      1,046,643   $  5,490,032   (2,631,686)  $(30,469,161)    (840,817)  $(12,594,903)   (64,117,033)  $ (64,117,033)
    ===========   ============   ==========   ============   ==========   ============   ============   =============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

5. REVERSE REPURCHASE AGREEMENTS:

For the six months ended June 30, 2004, the Intermediate Government Bond Portfolio's average amount outstanding was approximately $7,115,195 and the daily weighted average interest rate was 1.04%.

6. SHORT-TERM BORROWINGS:

The Fund (excluding the Money Reserve Portfolio), along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2004.

7. COMMITMENTS:

At June 30, 2004, the Global Allocation Strategy Portfolio entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it agreed to purchase various foreign currency with an approximate value of $21,000.

8.  CAPITAL LOSS CARRYFORWARD:

On December 31, 2003, the Fund had capital loss carryforwards of $155,088,455 in Balanced Capital Strategy Portfolio of which $2,257,152 expires in 2008, $48,702,411 expires in 2009, $80,796,301 expires in 2010 and $23,332,591 expires in 2011; $183,943,043 in Fundamental Growth Strategy Portfolio of which $78,533,293 expires in 2009, $69,532,581 expires in 2010 and $35,877,169 expires in 2011; $23,714,473 in Global Allocation Strategy Portfolio of which $13,215,372 expires in 2009, $9,479,295 expires in 2010 and $1,019,806 expires in 2011; $39,477,084 in High Yield Portfolio of which $230,736 expires in 2005, $3,240,218 expires in 2006, $1,824,536 expires in 2007, $6,196,936 expires in
2008, $8,474,548 expires in 2009, $10,420,967 expires in 2010 and $9,089,143 expires in 2011; $64,718,398 in Large Cap Core Strategy Portfolio of which $39,032,748 expires in 2009 and $25,685,650 expires in 2010. These amounts will be available to offset like amounts of any future taxable gains.

9. SUBSEQUENT EVENTS:

The Fund paid the following ordinary income dividends on July 1, 2004 to shareholders of record on June 30, 2004.

                                                              PER SHARE
PORTFOLIO                                                      AMOUNT
-----------------------------------------------------------------------
Core Bond Strategy..........................................  $.029692
High Yield..................................................  $.043925
Intermediate Government Bond................................  $.021471
-----------------------------------------------------------------------

The Fund paid the following ordinary income dividends on July 27, 2004 to shareholders of record on July 21, 2004.

                                                              PER SHARE
PORTFOLIO                                                      AMOUNT
-----------------------------------------------------------------------
Core Bond Strategy..........................................  $.006198
-----------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Concluded)
--------------------------------------------------------------------------------

The Fund paid the following long-term capital gain distributions on July 27, 2004 to shareholders of record on July 21, 2004.

                                                              PER SHARE
PORTFOLIO                                                      AMOUNT
-----------------------------------------------------------------------
Core Bond Strategy..........................................  $.010815
Intermediate Government Bond................................  $.014647
-----------------------------------------------------------------------

The Fund paid the following ordinary income dividends on August 2, 2004 to shareholders of record on July 30, 2004.

                                                              PER SHARE
PORTFOLIO                                                      AMOUNT
-----------------------------------------------------------------------
Core Bond Strategy..........................................  $.031967
High Yield..................................................  $.037987
Intermediate Government Bond................................  $.030001
-----------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Directors and Officers
--------------------------------------------------------------------------------

TERRY K. GLENN--President and Director
DONALD W. BURTON--Director
M. COLYER CRUM--Director
LAURIE SIMON HODRICK--Director
DAVID H. WALSH--Director
FRED G. WEISS--Director
ROBERT C. DOLL, JR.--Senior Vice President
KEVIN J. MCKENNA--Senior Vice President
B. DANIEL EVANS--Vice President
LAWRENCE R. FULLER--Vice President
PATRICK MALDARI--Vice President
ROBERT F. MURRAY--Vice President
THOMAS MUSMANNO--Vice President
JAMES PAGANO--Vice President
JACQUELINE L. ROGERS-AYOUB--Vice President
KURT SCHANSINGER--Vice President
DENNIS W. STATTMAN--Vice President
FRANK VIOLA--Vice President
DONALD C. BURKE--Treasurer
PHILLIP S. GILLESPIE--Secretary

PRINCIPAL OFFICE OF THE FUND
Merrill Lynch Series Fund, Inc.
Box 9011
Princeton, New Jersey 08453-9011

CUSTODIAN
The Bank of New York
100 Church Street
New York, New York 10286

TRANSFER AGENT
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
800-637-3863

--------------------------------------------------------------------------------

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of Merrill Lynch Series Fund, Inc. This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in Money Reserve Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although Money Reserve Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web Site at http://www/sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

59828-6/04

Item 1 -  Report to Stockholders

Item 2 -  Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -  Audit Committee of Listed Registrants - Not Applicable

Item 6 -  Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1)- Code of Ethics - Not Applicable to this semi-annual report

11(a)(2)- Certifications - Attached hereto

11(a)(3)- Not Applicable

11(b) -   Certifications - Attached hereto

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

           Merrill Lynch Series Fund, Inc.

           By: /s/ Terry K. Glenn
               -----------------------------
               Terry K. Glenn,
               President of
               Merrill Lynch Series Fund, Inc.

     Date: August 13, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

           By: /s/ Terry K. Glenn
               --------------------------------
               Terry K. Glenn,
               President of
               Merrill Lynch Series Fund, Inc.

     Date: August 13, 2004

           By: /s/ Donald C. Burke
               ---------------------------------
               Donald C. Burke,
               Chief Financial Officer of
               Merrill Lynch Series Fund, Inc.

     Date: August 13, 2004